Exhibit 10.1

EXECUTION VERSION

CREDIT AGREEMENT

dated as of July 8, 2022,

among

THE KRAFT HEINZ COMPANY,

KRAFT HEINZ FOODS COMPANY,

THE OTHER BORROWERS PARTY HERETO FROM TIME TO TIME,

THE LENDERS PARTY HERETO FROM TIME TO TIME

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

JPMORGAN CHASE BANK, N.A., BOFA SECURITIES, INC., BARCLAYS BANK PLC, CITIBANK, N.A., DEUTSCHE BANK SECURITIES INC., MORGAN STANLEY SENIOR FUNDING, INC., ROYAL BANK OF CANADA and WELLS FARGO SECURITIES, LLC,

as Revolving Joint Lead Arrangers and Revolving Joint Bookrunners

BANK OF AMERICA, N.A.,

BARCLAYS BANK PLC,

CITIBANK, N.A.,

DEUTSCHE BANK SECURITIES INC.,

MORGAN STANLEY SENIOR FUNDING, INC.,

ROYAL BANK OF CANADA

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Revolving Syndication Agents

		Page

SECTION 3.03	Conditions Precedent to Each Revolving Borrowing, Swingline Loan and Letter of Credit Issuance or Extension	85
SECTION 3.04	Conditions Precedent to Each Competitive Bid Borrowing	86

	ARTICLE IV

	Representations and Warranties

SECTION 4.01	Representations and Warranties of Kraft Heinz and the Parent Borrower	87

	ARTICLE V

	Covenants

SECTION 5.01	Affirmative Covenants	89
SECTION 5.02	Negative Covenants	91

	ARTICLE VI

	Events of Default

SECTION 6.01	Events of Default	95
SECTION 6.02	Lenders’ Rights upon Event of Default	97

	ARTICLE VII

	The Administrative Agent

SECTION 7.01	Authorization and Action	97
SECTION 7.02	Administrative Agent’s Reliance, Etc.	98
SECTION 7.03	The Administrative Agent and Affiliates	99
SECTION 7.04	Acknowledgment and Agreements of Lenders and Issuing Banks	100
SECTION 7.05	[Reserved.]	101
SECTION 7.06	Successor Administrative Agent	102
SECTION 7.07	Syndication Agents and Arrangers	102
SECTION 7.08	Withholding Tax	102
SECTION 7.09	Sub-Agents	103
SECTION 7.10	Administrative Agent Satisfaction Right	103
SECTION 7.11	Administrative Agent May File Proofs of Claim	103
SECTION 7.12	Certain ERISA Matters	104

-ii-

SCHEDULES

Schedule 2.01	—	Lenders and Commitments
Schedule 2.20A	—	Existing Letters of Credit
Schedule 2.20B	—	Issuing Banks and Letter of Credit Commitments
Schedule 2.21	—	Swingline Commitments

-iii-

EXHIBITS

Exhibit A-1	—	Form of Revolving Note
Exhibit A-2	—	Form of Competitive Bid Note
Exhibit A-3	—	Form of Term Note
Exhibit A-4	—	Form of Swingline Note
Exhibit B-1	—	Form of Notice of Committed Borrowing
Exhibit B-2	—	Form of Notice of Conversion/Continuation
Exhibit B-3	—	Form of Notice of Competitive Bid Borrowing
Exhibit C-1	—	Form of Assignment and Assumption
Exhibit C-2	—	Form of Affiliated Lender Assignment and Assumption
Exhibit D	—	Form of Designation Agreement
Exhibit E	—	Form of Notice of Issuance
Exhibit F	—	Form of Notice of Swingline Borrowing

-iv-

CREDIT AGREEMENT dated as of July 8, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), among THE KRAFT HEINZ COMPANY, a Delaware corporation (“Kraft Heinz”), KRAFT HEINZ FOODS COMPANY, a Pennsylvania limited liability company (the “Parent Borrower”), the OTHER BORROWERS from time to time party hereto, the LENDERS from time to time party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

The parties hereto agree as follows:

ARTICLE I

Definitions and Accounting Terms

SECTION 1.01 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Adjusted Daily Simple SOFR” means, with respect to any RFR Borrowing denominated in US Dollars, an interest rate per annum equal to (a) the Daily Simple SOFR plus (b) 0.10%; provided that if the Adjusted Daily Simple SOFR shall be less than zero, such rate shall be deemed to be zero.

“Adjusted Term SOFR” means, with respect to any Term Benchmark Borrowing denominated in US Dollars for any Interest Period, an interest rate per annum equal to (a) the Term SOFR for such Interest Period plus (b) 0.10%; provided that if the Adjusted Term SOFR shall be less than zero, such rate shall be deemed to be zero.

“Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent hereunder and under the other Loan Documents, and its successors in such capacity as provided in Article VII. Unless the context requires otherwise, the term “Administrative Agent” shall include any branch or Affiliate of JPMorgan Chase Bank, N.A. through which it shall perform any of its obligations in such capacity hereunder.

“Administrative Agent Account” means such account of the Administrative Agent as is designated in writing from time to time by the Administrative Agent to the Parent Borrower and the Lenders.

“Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, with respect to a specified Person, another Person that directly or indirectly Controls or is Controlled by or is under common Control with the Person specified.

“Affiliated Lender” means any fund or other similar investment vehicle under the control of any Sponsor; provided that the term “Affiliated Lender” shall not include Kraft Heinz, any Subsidiary of Kraft Heinz or any other Person any Equity Interests in which are directly or indirectly held by Kraft Heinz.

“Affiliated Lender Limitation” means the requirement that the aggregate amount of the Term Loans held or beneficially owned by all the Affiliated Lenders, taken as a whole, shall not at any time exceed 25% of the aggregate amount of the Term Loans of all the Term Lenders at such time.

“Aggregate Alternative Currency Revolving Exposure” means, at any time, the portion of the Aggregate Multicurrency Tranche Revolving Exposure at such time attributable to Multicurrency Tranche Revolving Loans denominated in Euro, Sterling or Canadian Dollars.

“Aggregate Competitive Bid Exposure” means, at any time, the sum of the Competitive Bid Exposures of all Revolving Lenders at such time.

“Aggregate Multicurrency Tranche Revolving Commitments” means, at any time, the sum of the Multicurrency Tranche Revolving Commitments in effect at such time.

“Aggregate Multicurrency Tranche Revolving Exposure” means, at any time, the aggregate amount of (a) the sum of the US Dollar Equivalent Amounts of the principal amount of all the Multicurrency Tranche Revolving Loans outstanding at such time, (b) the total Letter of Credit Exposure at such time and (c) the total Swingline Exposure at such time.

“Aggregate Revolving Commitments” means, at any time, the sum of the Multicurrency Tranche Revolving Commitments and the US Tranche Revolving Commitments in effect at such time.

“Aggregate Revolving Exposure” means, at any time, the aggregate amount of (a) the sum of the US Dollar Equivalent Amounts of the principal amounts of all Revolving Loans outstanding at such time, (b) the total Letter of Credit Exposure at such time and (c) the total Swingline Exposure at such time.

“Aggregate US Tranche Revolving Commitments” means, at any time, the sum of the US Tranche Revolving Commitments in effect at such time.

“Aggregate US Tranche Revolving Exposure” means, at any time, the aggregate principal amount of all the US Tranche Revolving Loans outstanding at such time.

“Agreed Currencies” means US Dollars, Canadian Dollars, Euro and Sterling.

“Agreement” has the meaning specified in the preamble.

“Agreement Currency” has the meaning specified in Section 9.17.

“Alternative Currency” means any lawful currency (other than US Dollars) that is readily available and freely transferable and convertible into US Dollars.

“Alternative Currency Sublimit” means US$1,000,000,000.

“Ancillary Document” has the meaning specified in Section 9.10.

“Anti-Corruption Laws” means all laws, rules, and regulations of the United States from time to time concerning or relating to bribery or corruption, including the FCPA, and the Bribery Act 2010 (U.K.).

“Applicable Creditor” has the meaning specified in Section 9.17.

“Applicable Interest Rate Margin” means the Applicable Revolving Interest Rate Margin or the Applicable Term Interest Rate Margin, as the context requires.

“Applicable Revolving Interest Rate Margin” means, on any date, (a) as to any Revolving Loan that is a Base Rate Loan or Canadian Prime Rate Loan, the applicable rate per annum set forth below under the caption “Base Rate/Canadian Prime Rate Spread” and (b) as to any Revolving Loan that is a Term Benchmark Loan or RFR Loan, the applicable rate per annum set forth below under the caption “Term Benchmark/RFR Spread”, determined by reference to (i) the rating of the Parent Borrower’s long-term senior unsecured, non-credit enhanced Debt from S&P and (ii) the rating of the Parent Borrower’s long-term senior unsecured, non-credit enhanced Debt from Moody’s, in each case applicable on such date:

Category	Long-Term Senior Unsecured, Non-Credit Enhanced Debt Rating	Base Rate/ Canadian Prime Rate Spread	Term Benchmark/RFR Spread
I	BBB+ or higher by S&P Baa1 or higher by Moody’s	0.000%	1.000%
II	BBB by S&P Baa2 by Moody’s	0.125%	1.125%
III	BBB- by S&P Baa3 by Moody’s	0.250%	1.250%
IV	BB+ by S&P Ba1 by Moody’s	0.500%	1.500%
V	Lower than BB+ by S&P Lower than Ba1 by Moody’s	0.750%	1.750%

provided that, on any date of determination pursuant to clause (a) or (b) above, (A) if such ratings established by S&P and Moody’s shall fall within different Categories, the Applicable Revolving Interest Rate Margin shall be the applicable rate per annum corresponding to the higher (or numerically lower) of such Categories unless one of the ratings is two or more Categories lower than the other, in which case the Applicable Revolving Interest Rate Margin shall be determined by reference to the Category next below that Category corresponding to the higher of the two ratings and (B) if either S&P or Moody’s shall not have in effect such a rating, then such rating agency shall be deemed to have established a rating in Category V. If such ratings established by S&P or Moody’s shall change (other than as a result of a change in the rating system of S&P or Moody’s), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Revolving Interest Rate Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of S&P or Moody’s shall change and such change shall result in a use of ratings other than those set forth above, or if any such rating agency shall cease to be in the business of rating corporate debt obligations, the Parent Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the rating of such rating agency most recently in effect prior to such change or cessation shall be used in determining the Applicable Revolving Interest Rate Margin.

“Applicable Revolving Unused Line Fee Rate” means, on any date, a percentage per annum equal to the percentage set forth below determined by reference to (a) the rating of the Parent Borrower’s long-term senior unsecured, non-credit enhanced Debt from S&P and (b) the rating of the Parent Borrower’s long-term senior unsecured, non-credit enhanced Debt from Moody’s, in each case applicable on such date:

Category	Long-Term Senior Unsecured, Non-Credit Enhanced Debt Rating	Applicable Revolving Unused Line Fee Rate
I	BBB+ or higher by S&P Baa1 or higher by Moody’s	0.090%
II	BBB by S&P Baa2 by Moody’s	0.100%
III	BBB- by S&P Baa3 by Moody’s	0.125%
IV	BB+ by S&P Ba1 by Moody’s	0.225%
V	Lower than BB+ by S&P Lower than Ba1 by Moody’s	0.250%

provided that, on any date of determination, (i) if such ratings established by S&P and Moody’s shall fall within different Categories, the Applicable Revolving Unused Line Fee Rate shall be the applicable rate per annum corresponding to the higher (or numerically lower) of such Categories unless one of the ratings is two or more Categories lower than the other, in which case the Applicable Revolving Unused Line Fee Rate shall be determined by reference to the Category next below that Category corresponding to the higher of the two ratings and (ii) if either S&P or Moody’s shall not have in effect such a rating, then such rating agency shall be deemed to have established a rating in Category V. If such ratings established by S&P or Moody’s shall change (other than as a result of a change in the rating system of S&P or Moody’s), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Revolving Unused Line Fee Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of S&P or Moody’s shall change and such change shall result in a use of ratings other than those set forth above, or if any such rating agency shall cease to be in the business of rating corporate debt obligations, the Parent Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the rating of such rating agency most recently in effect prior to such change or cessation shall be used in determining the Applicable Revolving Unused Line Fee Rate.

“Applicable Term Interest Rate Margin” means, on any date, as to any Term Loan, the applicable rate per annum set forth in the applicable Increase Amendment.

“Applicable Time” means, with respect to any Borrowings and payments in any currency other than US Dollars, the local time in the place of settlement for such currency as may be determined by the Administrative Agent to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, (a) other than in the case of any assignment by or to an Affiliated Lender, an Assignment and Assumption substantially in form of Exhibit C-1, and (b) in the case of any assignment by or to an Affiliated Lender, an Affiliated Lender Assignment and Assumption substantially in the form of Exhibit C-2 (in each case, including electronic records generated by the use of an electronic platform).

“Augmenting Lender” has the meaning specified in Section 2.17(a).

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark for any Agreed Currency, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.07(b)(iv).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment or has had any order for relief in such proceeding entered in respect thereof; provided that (a) a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permits such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person, and (b) if such Person or its direct or indirect parent company is solvent, a Bankruptcy Event shall not result solely by virtue of an Undisclosed Administration.

“Base Rate” means, for any day, a rate per annum equal to the highest of:

(a)	the Prime Rate in effect on such day;

(b)	1/2 of 1% per annum above the NYFRB Rate in effect on such day; and

(c)

the Adjusted Term SOFR for a one-month Interest Period as published two US Government Securities Business Days prior to such day (or if such day is not a US Government Securities Business Day, the immediately preceding US Government Securities Business Day) plus 1% per annum;

provided that (i) for purposes of clause (c) above, the Adjusted Term SOFR on any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology); provided that (i) if such rate shall be less than zero, such rate shall be deemed to be zero and (ii) if such rate cannot be determined, such rate shall be deemed to be zero. Any change in the Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR, respectively.

“Base Rate Borrowing” means a Borrowing comprised of Base Rate Loans.

“Base Rate Loan” means a Committed Loan that bears interest by reference to the Base Rate.

“Benchmark” means, initially, with respect to any Loan denominated in any Agreed Currency, the Relevant Rate for Loans denominated in such Agreed Currency; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then current Benchmark for such Agreed Currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.07(b)(i).

“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date; provided that, in the case of any Loan denominated in any Alternative Currency, “Benchmark Replacement” means the alternative set forth in clause (2) below:

(1) in the case of any Loan denominated in US Dollars, the Adjusted Daily Simple SOFR; and

(2) the sum of: (a) the alternate benchmark rate that has been mutually selected by the Administrative Agent and the Parent Borrower as the replacement for the then current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body and/or (ii) any evolving or then prevailing market convention for determining a benchmark rate as a replacement for the then current Benchmark for syndicated credit facilities denominated in the applicable Agreed Currency at such time in the United States and (b) the related Benchmark Replacement Adjustment.

If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Parent Borrower for the applicable Corresponding Tenor giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Agreed Currency at such time in the United States.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term Benchmark Loan denominated in US Dollars, any technical, administrative or operational changes (including changes to the definition of “Base Rate”, the definition of “Canadian Prime Rate”, the definition of “Business Day”, the definition of “Interest Period”, the definition of “RFR Business Day”, the definition of “US Government Securities Business Day”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions and other technical, administrative or operational matters) that the Administrative Agent decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of the applicable Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides in its reasonable discretion that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines in its reasonable discretion that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then current Benchmark:

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event”, the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, (x) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (y) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then current Benchmark:

(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, the central bank for the Agreed Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (a) beginning at the time that a Benchmark Replacement Date pursuant to clause (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.07(b) and (b) ending at the time that a Benchmark Replacement has replaced such then current Benchmark for all purposes hereunder and under any other Loan Document in accordance with Section 2.07(b).

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Borrowers” means, collectively, (a) the Parent Borrower and (b) each Designated Subsidiary that shall become a party to this Agreement pursuant to Section 9.08, other than any such Designated Subsidiary that has ceased to be a Designated Subsidiary that is party thereto as provided in Section 9.08.

“Borrowing” means a Revolving Borrowing, a Competitive Bid Borrowing, a Swingline Loan or a Term Borrowing, or a combination thereof, as the context requires.

“Borrowing Minimum” means (a) in the case of a Borrowing denominated in US Dollars, US$25,000,000 and (b) in the case of a Borrowing denominated in Euro, Sterling or Canadian Dollars, the smallest amount of such currency that is a multiple of 1,000,000 units of such currency and that has a US Dollar Equivalent Amount of US$25,000,000 or more.

“Borrowing Multiple” means (a) in the case of a Borrowing denominated in US Dollars, US$1,000,000 and (b) in the case of a Borrowing denominated in Euro, Sterling or Canadian Dollars, the smallest amount of such currency that is a multiple of 1,000,000 units of such currency and that has a US Dollar Equivalent Amount of US$1,000,000 or more.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City or Chicago are authorized or required by law to remain closed; provided that (a) when used in connection with any Loan denominated in Euro or in connection with the calculation or computation of the EURIBO Rate, the term “Business Day” shall also exclude any day which is not a TARGET Day, (b) when used in connection with a CDO Rate Loan, the term “Business Day” shall also exclude any day on which banks are not open for business in Toronto, (c) when used in connection with an RFR Loan, the term “Business Day” shall also exclude any day that is not an RFR Business Day and (d) when used in connection with a Term SOFR Loan, the term “Business Day” shall also exclude any day that is not a US Government Securities Business Day.

“Canadian Dollars” or “C$” means the lawful currency of Canada.

“Canadian Prime Rate” means, on any day, the rate determined by the Administrative Agent to be the higher of (a) the rate equal to the PRIMCAN Index rate as set forth on the Bloomberg screen (or, in the event that the PRIMCAN Index does not appear on a page of the Bloomberg screen, on the appropriate page of such other information service that publishes such index as shall be selected by the Administrative Agent from time to time in its reasonable discretion) at 10:15 a.m., Toronto time, on such day and (b) the average rate for 30 day Canadian Dollar bankers’ acceptances as set forth on the Reuters screen page that displays such rate (currently Reuters Screen CDOR Page) (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion) at 10:15 a.m., Toronto time, on such day, plus 1% per annum; provided, that (i) if any the above rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement and (ii) if such rate shall not be available, such rate shall be deemed to be zero for purposes of this Agreement. Any change in the Canadian Prime Rate due to a change in the PRIMCAN Index or the CDO Rate shall be effective from and including the effective date of such change in the PRIMCAN Index or CDO Rate, respectively.

“Canadian Prime Rate Borrowing” means a Borrowing comprised of Canadian Prime Rate Loans.

“Canadian Prime Rate Loan” means a Revolving Loan that bears interest by reference to the Canadian Prime Rate.

“Cash Collateralization Date” has the meaning specified in Section 2.20(g)(ii).

“Cash Collateralize” has the meaning specified in Section 2.20(g)(i).

“CBR Loan” means a Loan that bears interest at a rate determined by reference to the Central Bank Rate.

“CBR Spread” means, with respect to any CBR Loan at any time, the Applicable Revolving Interest Rate Margin that would be applicable at such time to the Loan that was converted into such CBR Loan in accordance herewith.

“CDO Rate” means, with respect to any CDO Rate Loan or any Floating Rate Bid Loan denominated in Canadian Dollars for any Interest Period, the CDO Screen Rate (rounded if necessary to the nearest 1/100 of 1.00% (with 0.005% being rounded up)) at approximately 10:15 a.m., Toronto time, on the first day of such Interest Period (and, if such day is not a Business Day, then on the immediately preceding Business Day) (as adjusted by the Administrative Agent after 10:15 a.m., Toronto time, to reflect any error in the posted rate of interest or in the posted average annual rate of interest); provided that if the CDO Rate as so determined would be less than zero, such rate shall be deemed to be zero.

“CDO Rate Loan” means a Revolving Loan that bears interest by reference to the CDO Rate (other than as a result of clause (b) of the definition of Canadian Prime Rate).

“CDO Screen Rate” means a rate per annum equal to the average rate applicable to Canadian bankers’ acceptances denominated in Canadian Dollars for the applicable period as displayed on the “Reuters Screen CDOR Page” as defined in the International Swap Dealer Association, Inc. definitions, as modified or amended from time to time (or, in the event such rate does not appear on such page or screen, on any successor or substitute page or screen that displays such rate or on the appropriate page of such other information service that publishes such rate from time to time, as shall be selected by the Administrative Agent from time to time in its reasonable discretion); provided that if the CDO Screen Rate shall be less than zero, such rate shall be deemed to be zero.

“Central Bank Rate” means (a) the greater of (i) (A) for any Loan denominated in Canadian Dollars, the Bank of Canada’s (or any successor thereto) “Bank Rate” as published by the Bank of Canada (or any successor thereto) from time to time, (B) for any Loan denominated in Euro, one of the following three rates as may be selected by the Administrative Agent in its reasonable discretion: (1) the fixed rate for the main refinancing operations of the European Central Bank (or any successor thereto), or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank (or any successor thereto), each as published by the European Central Bank (or any successor thereto) from time to time, (2) the rate for the marginal lending facility of the European Central Bank (or any successor thereto), as published by the European Central Bank (or any successor thereto) from time to time or (3) the rate for the deposit facility of the central banking system of the Participating Member States, as published by the European Central Bank (or any successor thereto) from time to time and (C) for any Loan denominated in Sterling, the Bank of England’s (or any successor thereto) “Bank Rate” as published by the Bank of England (or any successor thereto) from time to time and (ii) zero, plus (b) the applicable Central Bank Rate Adjustment.

“Central Bank Rate Adjustment” means, for any day, (a) for any Loan denominated in Canadian Dollars, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of the CDO Rate for the five most recent Business Days preceding such day for which the CDO Screen Rate was available (excluding, from such averaging, the highest and the lowest CDO Rate applicable during such period of five Business Days) minus (ii) the Central Bank Rate in respect of Canadian Dollars in effect on the last Business Day in such period, (b) for any Loan denominated in Euro, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of the EURIBO Rate for the five most recent Business Days preceding such day for which the EURIBO Screen Rate was available (excluding, from such averaging, the highest and the lowest EURIBO Rate applicable during such period of five Business Days) minus (ii) the Central Bank Rate in respect of Euro in effect on the last Business Day in such period and (c) for any Loan denominated in Sterling, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of the Daily Simple SONIA for the five most recent RFR Business Days preceding such day for which the SONIA was available (excluding, from such averaging, the highest and the lowest Daily Simple SONIA applicable during such period of five RFR Business Days) minus (ii) the Central Bank Rate in respect of Sterling in effect on the last RFR Business Day in such period. For purposes of this definition, (x) the Central Bank Rate shall be determined disregarding clause (b) of the definition of such term and (y) the CDO Rate or the EURIBO Rate on any day shall be based on the CDO Screen Rate or the EURIBO Screen Rate, as the case may be, on such day at approximately the time referred to in the definition of such term for deposits in Canadian Dollars or Euro, as the case may be, for a maturity of one month; provided that if such rate shall be less than zero, such rate shall be deemed to be zero .

“Charges” has the meaning specified in Section 9.18.

“Class” when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Multicurrency Tranche Revolving Loans, US Tranche Revolving Loans, Competitive Bid Loans, Swingline Loans or Term Loans, (b) any Commitment, refers to whether such Commitment is a Multicurrency Tranche Revolving Commitment, a US Tranche Revolving Commitment or a Term Commitment, (c) any Revolving Exposure, refers to whether such Revolving Exposure is Multicurrency Tranche Revolving Exposure or US Tranche Revolving Exposure and (d) any Lender, refers to whether such Lender has a Loan or Commitment of a particular Class. Additional Classes of Loans, Borrowings, Commitments and Lenders may be established pursuant to Section 2.17.

“Closing Date” means the first date on which the conditions set forth in Section 3.01 are satisfied (or waived in accordance with Section 9.01).

“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (or a successor administrator).

“Commitment” means a Revolving Commitment or a Term Commitment or any combination thereof, as the context requires.

“Committed Borrowing” means a Revolving Borrowing or a Term Borrowing or a combination thereof, as the context requires.

“Committed Loan” means a Revolving Loan or a Term Loan or a combination thereof, as the context requires.

“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of Kraft Heinz, any Borrower or the Administrative Agent pursuant to this Agreement or the transactions contemplated therein that is distributed to the Administrative Agent, any Lender, any Issuing Bank or any Swingline Lender by means of electronic communications pursuant to Section 9.02, including through Electronic Systems.

“Competitive Bid Borrowing” means a borrowing consisting of simultaneous Competitive Bid Loans of the same Type and currency and, in the case of Floating Rate Bid Loans, as to which a single Interest Period is in effect, made to the same Borrower by each of the Revolving Lenders whose offer to make one or more Competitive Bid Loans as part of such borrowing has been accepted under the competitive bidding procedure described in Section 2.06.

“Competitive Bid Exposure” means, with respect to any Revolving Lender at any time, the sum at such time of the US Dollar Equivalent Amounts of the principal amounts of such Lender’s Competitive Bid Loans outstanding at such time.

“Competitive Bid Loan” means a Loan by a Revolving Lender to any Borrower as part of a Competitive Bid Borrowing resulting from the competitive bidding procedure described in Section 2.06.

“Competitive Bid Note” means a promissory note of any Borrower payable to any Lender, or its registered assigns, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of such Borrower to such Lender resulting from a Competitive Bid Loan made by such Lender to such Borrower.

“Consolidated Capitalization” means the total assets appearing on the most recent available consolidated balance sheet of Kraft Heinz and its Subsidiaries, less (a) total current liabilities reflected on such consolidated balance sheet, including liabilities for indebtedness maturing more than 12 months from the date of the original creation thereof, but maturing within 12 months from the date of such consolidated balance sheet, and (b) deferred income tax liabilities reflected in such consolidated balance sheet, all as determined in accordance with GAAP.

“Consolidated Tangible Assets” means the total assets appearing on the most recent available consolidated balance sheet of Kraft Heinz and its Subsidiaries, less goodwill and other intangible assets and the noncontrolling interests of other Persons in such Subsidiaries, all as determined in accordance with GAAP.

“Continue”, “Continuation” and “Continued” each refers to a continuation of Term Benchmark Loans constituting the same Committed Borrowing as Loans of the same Type for a new Interest Period pursuant to the definition of the term Interest Period and Section 2.05.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlled” has a meaning correlative thereto.

“Convert”, “Conversion” and “Converted” each refers to a conversion of Committed Loans constituting the same Committed Borrowing to Committed Loans of another Type pursuant to Section 2.05(b), 2.05(c), 2.07 or 2.12, except that no Conversion may be made into Daily Simple SOFR Loans except in accordance with Section 2.07.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Daily Simple ESTR” means, for any day (an “ESTR Interest Day”), with respect to any Swingline Loan, an interest rate per annum equal to the greater of (a) ESTR for the day that is one RFR Business Day prior to (i) if such ESTR Interest Day is an RFR Business Day, such ESTR Interest Day or (ii) if such ESTR Interest Day is not an RFR Business Day, the RFR Business Day immediately preceding such ESTR Interest Day and (b) zero.

“Daily Simple RFR” means, for any day, (a) with respect to any Loan denominated in US Dollars, the Adjusted Daily Simple SOFR for such day, (b) with respect to any Loan denominated in Sterling, the Daily Simple SONIA for such day and (c) with respect to any Swingline Loan, the Daily Simple ESTR for such day.

“Daily Simple SOFR” means, for any day (a “SOFR Interest Day”), with respect to any Loan denominated in US Dollars, an interest rate per annum equal to SOFR for the day that is three RFR Business Days prior to (a) if such SOFR Interest Day is an RFR Business Day, such SOFR Interest Day or (b) if such SOFR Interest Day is not an RFR Business Day, the RFR Business Day immediately preceding such SOFR Interest Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website.

“Daily Simple SOFR Loan” means a Committed Loan that bears interest by reference to the Adjusted Daily Simple SOFR.

“Daily Simple SONIA” means, for any day (a “SONIA Interest Day”), with respect to any Loan denominated in Sterling, an interest rate per annum equal to the greater of (a) SONIA for the day that is three RFR Business Days prior to (i) if such SONIA Interest Day is an RFR Business Day, such SONIA Interest Day or (ii) if such SONIA Interest Day is not an RFR Business Day, the RFR Business Day immediately preceding such SONIA Interest Day and (b) zero.

“Daily Simple SONIA Borrowing” means a Borrowing comprised of Daily Simple SONIA Loans.

“Daily Simple SONIA Loan” means a Revolving Loan that bears interest by reference to the Daily Simple SONIA.

“Debt” means (a) indebtedness for borrowed money or for the deferred purchase price of property or services, whether or not evidenced by bonds, debentures, notes or similar instruments, (b) obligations as lessee under leases that, in accordance with GAAP, are required to be recorded as capital leases, and (c) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of any other Person of the kinds referred to in clause (a) or (b) above.

“Default” means any event that constitutes an Event of Default or that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

“Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) pay over to the Administrative Agent, any Issuing Bank, any Swingline Lender or any other Lender any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular Default, if any) has not been satisfied, (b) has notified Kraft Heinz, any Borrower, the Administrative Agent, any Issuing Bank, any Swingline Lender or any other Lender in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by the Administrative Agent, any Issuing Bank or any Swingline Lender, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations as of the date of certification) to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt by the Administrative Agent, such Issuing Bank or such Swingline Lender of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action.

“Designated Subsidiary” means any wholly-owned Subsidiary of the Parent Borrower designated for borrowing privileges under this Agreement pursuant to Section 9.08, other than any such Designated Subsidiary that has ceased to be a Designated Subsidiary that is party hereto as provided in Section 9.08.

“Designation Agreement” means, with respect to any Designated Subsidiary, an agreement in the form of Exhibit D hereto signed by such Designated Subsidiary and the Parent Borrower.

“Domestic Subsidiary” means any Subsidiary of the Parent Borrower incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Electronic Signature” means an electronic signature, sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Electronic System” means IntralinksTM, ClearPar®, Debt Domain, SyndTrak or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system.

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender and (c) any other Person, other than, in each case, (i) Kraft Heinz, the Parent Borrower or their Affiliates (other than, subject to the requirements of Section 9.07, any Affiliated Lender), (ii) a Defaulting Lender or (iii) a natural person (or a holding company, investment vehicle, investment vehicle or trust for, or owned and operated by or for the primary benefit of, a natural person).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any Person that for purposes of Title IV of ERISA is a member of Kraft Heinz’s or any Borrower’s controlled group, or under common control with Kraft Heinz or any Borrower, within the meaning of Section 414(b) or (c) of the Internal Revenue Code or, solely for purposes of Section 412 of the Internal Revenue Code, under Section 414 of the Internal Revenue Code.

“ERISA Event” means (a) (i) the occurrence with respect to a Plan of a reportable event, within the meaning of Section 4043(c) of ERISA, unless the 30-day notice requirement with respect thereto has been waived by the Pension Benefit Guaranty Corporation (or any successor) (“PBGC”), or (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of Kraft Heinz or any Borrower or any of their ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by Kraft Heinz or any Borrower or any of their ERISA Affiliates from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions set forth in Section 303(k)(1)(A) and (B) of ERISA to the creation of a Lien upon property or rights to property of Kraft Heinz or any Borrower or any of their ERISA Affiliates for failure to make a required payment to a Plan are satisfied; or (g) the termination of a Plan by the PBGC pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination by the PBGC of, or the appointment of a trustee to administer, a Plan.

“ESTR” means a rate per annum equal to the Euro Short Term Rate published by the ESTR Administrator on the ESTR Administrator’s Website.

“ESTR Administrator” means the European Central Bank as administrator of the Euro Short Term Rate (or any successor administrator).

“ESTR Administrator’s Website” means the European Central Bank’s website, currently at http://www.ecb.europa.eu, or any successor source for the Euro Short Term Rate identified as such by the ESTR Administrator from time to time.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“EURIBO Rate” means, with respect to any EURIBO Rate Loan or any Floating Rate Bid Loan denominated in Euro for any Interest Period, the EURIBO Screen Rate at approximately 11:00 a.m., Brussels time, two TARGET Days prior to the commencement of such Interest Period; provided that if the EURIBO Rate as so determined would be less than zero, such rate shall be deemed to be zero.

“EURIBO Rate Borrowing” means a Borrowing comprised of EURIBO Rate Loans

“EURIBO Rate Loan” means a Revolving Loan that bears interest by reference to the EURIBO Rate.

“EURIBO Screen Rate” means a rate per annum equal to the euro interbank offered rate administered by the European Money Markets Institute (or any other Person that takes over the administration of such rate) for the applicable period displayed (before any correction, recalculation or republication by the administrator) on the Reuters screen page that displays such rate (currently EURIBOR01) (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion).

“Euro” or “€” means the single currency unit of the member States of the European Community that adopt or have adopted the Euro as their lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union.

“Event of Default” has the meaning specified in Section 6.01.

“Exchange Rate” means, as of any date of determination, for purposes of determining the US Dollar Equivalent Amount of any currency other than US Dollars, the rate at which such currency may be exchanged into US Dollars (or, for purposes of Section 2.20(d), the rate at which US Dollars may be exchanged into such currency) at the time of determination on such date as last provided (either by publication or as may otherwise be provided to the Administrative Agent) by the applicable Reuters source on the Business Day (determined based on New York City time) immediately preceding such day of determination. In the event that Reuters ceases to provide such rate of exchange or such rate does not appear on the applicable Reuters source, the Exchange Rate shall be determined by reference to such other publicly available service for displaying such rate of exchange at such time as shall be selected by the Administrative Agent from time to time in its reasonable discretion. Notwithstanding the foregoing provisions of this definition or the definition of “US Dollar Equivalent Amount”, each Issuing Bank may, solely for purposes of computing the Letter of Credit Fronting Fee owed to it, compute the US Dollar amounts of the Letter of Credit Exposures attributable to Letters of Credit issued by such Issuing Bank by reference to exchange rates determined using any reasonable method customarily employed by it for such purpose.

“Exchange Rate Date” means (a) with respect to any Loan denominated in any currency other than US Dollars, each of (i) the date of the commencement of the initial Interest Period therefor (or, in the case of an RFR Loan (including a Swingline Loan), the date on which such RFR Loan is made) and (ii) the date of the commencement of each subsequent Interest Period therefor (or, in the case of an RFR Loan, each date that shall occur at intervals of three months’ duration after the date on which such RFR Loan is made), (b) with respect to any Letter of Credit denominated in any currency other than US Dollars, each of (i) the date on which such Letter of Credit is issued, (ii) the first Business Day of each calendar month commencing after the date of issuance of such Letter of Credit and (iii) the date of any amendment of such Letter of Credit that has the effect of increasing the amount thereof and (c) if an Event of Default has occurred and is continuing, any Business Day designated as an Exchange Rate Date by the Administrative Agent in its sole discretion.

“Existing Credit Agreement” means the Credit Agreement dated as of July 6, 2015, as heretofore amended, among Kraft Heinz, the Parent Borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and J.P. Morgan Europe Limited, as London agent.

“Existing Letter of Credit” means (a) each letter of credit identified on Schedule 2.20A and (b) any letter of credit that is issued by any Issuing Bank for the account of the Parent Borrower or any of its Subsidiaries and, subject to compliance with the requirements set forth in Section 2.20 as to the maximum LC Exposure and expiration of Letters of Credit, is designated after the Closing Date as an Existing Letter of Credit by written notice thereof by the Parent Borrower and such Issuing Bank to the Administrative Agent (which notice, in the case of any such letter of credit so designated after the Closing Date, shall contain a representation and warranty by the Parent as of the date thereof that the conditions precedent set forth in Section 3.02, if applicable, and Section 3.03 shall be satisfied immediately after giving effect to such designation).

“Existing Revolving Maturity Date” has the meaning specified in Section 2.09(b).

“Extending Lender” has the meaning specified in Section 2.09(b).

“Extension Date” has the meaning specified in Section 2.09(b).

“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code as enacted as of the date hereof (without regard to the delayed effective date) or any amended or successor version that is substantively comparable and, in each case, regulations promulgated thereunder or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code as of the date hereof (or any amended or successor version described above), and any intergovernmental agreement between the United States and another jurisdiction implementing the foregoing (or any law, regulation or other official administrative interpretation implementing such an intergovernmental agreement).

“FCPA” means the United States Foreign Corrupt Practices Act of 1977.

“Federal Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depository institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if such rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Financial Officer” means, with respect to any Person, the chief financial officer, treasurer, assistant treasurer or controller of such Person.

“Fixed Rate Bid Loan” means a Competitive Bid Loan bearing interest based on a fixed rate per annum as specified in the relevant Notice of Competitive Bid Borrowing.

“Floating Rate Bid Loan” means a Competitive Bid Loan bearing interest at a rate of interest quoted as a margin over (a) in the case of Competitive Bid Loans denominated in US Dollars, the Term SOFR, (b) in the case of Competitive Bid Loans denominated in Euro, the EURIBO Rate, (c) in the case of Competitive Bid Loans denominated in Canadian Dollars, the CDO Rate or (d) in the case of Competitive Bid Loans denominated in Sterling, the Daily Simple SONIA, in each case as specified in the relevant Notice of Competitive Bid Borrowing.

“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the Closing Date, the further modification, amendment or renewal of this Agreement or otherwise) with respect to the Relevant Rate.

“Foreign Subsidiary” means, with respect to any Person, each Subsidiary of such Person that is not organized under the laws of the United States of America, any state thereof or the District of Columbia.

“GAAP” means, subject to Section 1.03, accounting principles generally accepted in the United States of America.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supranational bodies exercising such powers or functions, such as the European Union or the European Central Bank).

“Guaranteed Obligations” means (a) the due and punctual payment by each Borrower of (i) the principal of and interest (including interest (including default interest) accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by any Borrower under this Agreement or any other Loan Document in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of Letter of Credit Disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of any Borrower under this Agreement or any other Loan Document, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and (b) the due and punctual performance of all other obligations of each Borrower under or pursuant to this Agreement and the other Loan Documents; provided that when such term is used in reference to the Guaranty provided by the Parent Borrower, such term shall not include any of the foregoing Obligations of the Parent Borrower.

“Guaranteed Party” means (a) the Administrative Agent, (b) the Lenders, (c) the Issuing Banks, (d) the Joint Lead Arrangers, (e) the beneficiaries of each indemnification obligation undertaken by the Borrowers under this Agreement and (f) the successors and assigns of any of the foregoing.

“Guaranty” means the undertakings of Kraft Heinz and the Parent Borrower pursuant to Article VIII.

“Home Jurisdiction Non-U.S. Withholding Taxes” means in the case of a Designated Subsidiary that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code, withholding taxes imposed by the jurisdiction under the laws of which such Designated Subsidiary is organized, resident or doing business or any political subdivision thereof.

“Home Jurisdiction U.S. Withholding Taxes” means, in the case of the Parent Borrower and a Designated Subsidiary that is a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code, withholding for United States federal income taxes and United States federal back-up withholding taxes.

“Increase” has the meaning assigned specified in Section 2.17(a).

“Increase Amendment” has the meaning specified in Section 2.17(a).

“Incremental Term Loan” has the meaning specified in Section 2.17(a).

“Interest Period” means, for each Term Benchmark Loan, comprising part of the same Committed Borrowing and each Floating Rate Bid Loan comprising part of the same Competitive Bid Borrowing, the period commencing on the date of such Loan, the date of Continuation of such Loan or the date of Conversion of any Loan of any other Type into such Loan and ending on the last day of the period selected by the applicable Borrower (or the Parent Borrower on its behalf) pursuant to the provisions hereof. The duration of each such Interest Period shall be one, two (solely in the case of CDO Rate Loans), three or six (other than in the case of CDO Rate Loans) months, as such Borrower may select upon notice received by the Administrative Agent not later than 11:00 a.m., New York City time, on the third Business Day (in the case of any such Committed Loan) or the fourth or fifth Business Day, as applicable in accordance with Section 2.06(b) (in the case of any such Floating Rate Bid Loan) prior to the first day of such Interest Period; provided, however, that:

(a) such Borrower may not select any Interest Period that ends after the Maturity Date applicable to such Loan;

(b) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the immediately preceding Business Day; and

(c) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

“Issuing Bank LC Collateral Account” has the meaning specified in Section 2.20(g)(ii).

“Issuing Bank” means (a) each Person set forth on Schedule 2.20B and (b) each other Person that agrees to act in such capacity in accordance with Section 2.20(f), each in its capacity as an issuer of Letters of Credit hereunder (other than any such Person that shall have ceased to be an Issuing Bank as provided in Section 2.20(f)). Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by branches or Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such branch or Affiliate with respect to Letters of Credit issued by such branch or Affiliate (it being agreed that such Issuing Bank shall, or shall cause such branch or Affiliate to, comply with the requirements of Section 2.20 with respect to such Letters of Credit).

“Judgment Currency” has the meaning specified in Section 9.17.

“Kraft Heinz” has the meaning specified in the preamble.

“Lender-Related Person” means the Administrative Agent (and any sub-agent thereof), each Revolving Arranger, the Revolving Syndication Agents, each Issuing Bank, and each Lender (including each Swingline Lender), and each Related Party of any of the foregoing Persons.

“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or an Increase Amendment, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lenders.

“Letter of Credit” means (a) any Existing Letter of Credit and (b) any letter of credit issued under this Agreement by any Issuing Bank.

“Letter of Credit Agreement” has the meaning specified in Section 2.20(a).

“Letter of Credit Commitment” means, with respect to any Issuing Bank at any time, the maximum permitted amount of the LC Exposure that may be attributable to Letters of Credit issued by such Issuing Bank. The amount of the Letter of Credit Commitment of each Issuing Bank is set forth on Schedule 2.20B or in the written agreement referred to in Section 2.20(f) pursuant to which such Issuing Bank agreed to act as such hereunder or, in each case, is such other maximum amount as may have been agreed in writing (and notified in writing to the Administrative Agent) by such Issuing Bank and the Parent Borrower. The aggregate amount of the Letter of Credit Commitments as of the Closing Date is US$300,000,000.

“Letter of Credit Disbursement” means a payment or disbursement made by any Issuing Bank pursuant to a Letter of Credit.

“Letter of Credit Exposure” means, at any time, the aggregate amount of (a) the sum of the US Dollar Equivalent Amounts of all outstanding Letter of Credit Disbursements that have not been reimbursed by or on behalf of the applicable Borrower at such time and (b) the sum of the US Dollar Equivalent Amounts of the amounts then available for drawing under all Letters of Credit outstanding at such time (regardless of whether any conditions for drawing could then be met). For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Sections 1.04 and 2.20(h). The Letter of Credit Exposure of any Lender at any time shall equal its Multicurrency Tranche Revolving Percentage of the total Letter of Credit Exposure at such time, adjusted to give effect to any reallocation under Section 2.19 of the Letter of Credit Exposure of Defaulting Lenders in effect at such time.

“Letter of Credit Fronting Fee” has the meaning specified in Section 2.08(c)(ii).

“Letter of Credit Participation Fee” has the meaning specified in Section 2.08(c)(i).

“Letter of Credit Related Documents” has the meaning specified in Section 2.20(e)(i).

“Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind.

“Lien” has the meaning specified in Section 5.02(a).

“Loan Documents” means this Agreement, each Designation Agreement, each Increase Amendment, each agreement designating an additional Issuing Bank as contemplated by Section 2.20(f) and, other than for purposes of Section 9.01, each Note.

“Loans” means the loans made by the Lenders to any Borrower pursuant to this Agreement.

“Major Subsidiary” means any direct or indirect Subsidiary of Kraft Heinz that has at any time total assets (after intercompany eliminations) exceeding US$5,000,000,000.

“Majority in Interest” means, at any time, (a) when used in reference to Revolving Lenders of any Class, Lenders of such Class having Revolving Exposures of such Class and unused Revolving Commitments of such Class representing more than 50% of the sum of the total Revolving Exposures of such Class and the total unused Revolving Commitment of such Class at such time and (b) when used in reference to the Term Lenders, Lenders holding outstanding Term Loans and unused Term Commitments representing more than 50% of all Term Loans and unused Term Commitments outstanding at such time; provided that (i) the Revolving Exposure and Revolving Commitments of any Defaulting Lender and the Term Loans and Term Commitments of any Defaulting Lender or any Affiliated Lender shall be disregarded in determining Majority in Interest of Lenders of any Class at any time and (ii) for purposes of this definition, Multicurrency Tranche Revolving Exposure of any Lender that is a Swingline Lender shall be deemed to exclude the amount of its Swingline Exposure in excess of its Multicurrency Tranche Revolving Percentage of the sum of the US Dollar Equivalent Amounts of the principal amounts of all the outstanding Swingline Loans, but adjusted to give effect to any reallocation under Section 2.19 of the Swingline Exposures of Defaulting Lenders in effect at such time, and the unused Multicurrency Tranche Revolving Commitment of such Lender shall be determined on the basis of its Multicurrency Tranche Revolving Exposure excluding such excess amount.

“Margin Stock” means margin stock, as defined in Regulation U.

“Material Adverse Effect” means a material adverse effect on (a) the financial condition or operations of Kraft Heinz and its Subsidiaries, taken as a whole, (b) the validity or enforceability of this Agreement or (c) the rights and remedies of the Administrative Agent and the Lenders under this Agreement, taken as a whole.

“Maturity Date” means the Revolving Maturity Date or the Term Maturity Date, as the context requires.

“Maximum Rate” has the meaning specified in Section 9.18.

“Minimum Shareholders’ Equity” means total shareholders’ equity of not less than US$35,000,000,000.

“MNPI” means material information concerning Kraft Heinz, the Borrowers and their respective Subsidiaries or any securities of any of the foregoing Persons that has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. For purposes of this definition, “material information” means information concerning Kraft Heinz, the Borrowers and their respective Subsidiaries, or any securities of any of the foregoing, that could reasonably be expected to be material for purposes of the United States federal and state securities laws.

“Moody’s” means Moody’s Investors Service, Inc. and any successor to its rating agency business.

“Multicurrency Tranche Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Multicurrency Tranche Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum amount of such Lender’s Multicurrency Tranche Revolving Exposure hereunder, as such commitment may be increased pursuant to Section 2.17, reduced pursuant to Section 2.09 or reduced or increased pursuant to assignments by or to such Lender pursuant to Section 9.07. The initial amount of each Lender’s Multicurrency Tranche Revolving Commitment is set forth opposite such Lender’s name on Schedule 2.01 under the column “Multicurrency Tranche Revolving Commitment” or in the Assignment and Assumption or the Increase Amendment pursuant to which such Lender shall have assumed or provided its Multicurrency Tranche Revolving Commitment. As of the Closing Date, the aggregate amount of the Multicurrency Tranche Revolving Commitments is US$3,950,000,000.

“Multicurrency Tranche Revolving Exposure” means, with respect to any Lender at any time, the aggregate amount of (a) the sum of the US Dollar Equivalent Amounts of the principal amounts of such Lender’s Multicurrency Tranche Revolving Loans outstanding at such time, (b) such Lender’s Letter of Credit Exposure at such time and (c) such Lender’s Swingline Exposure at such time.

“Multicurrency Tranche Revolving Percentage” means, with respect to any Multicurrency Tranche Revolving Lender at any time, the percentage of the Aggregate Multicurrency Tranche Revolving Commitments represented by such Multicurrency Tranche Revolving Lender’s Multicurrency Tranche Revolving Commitment at such time; provided that, for purposes of Section 2.19 when a Defaulting Lender that is a Multicurrency Tranche Revolving Lender shall exist, the term “Multicurrency Tranche Percentage” shall mean, with respect to any

Multicurrency Tranche Revolving Lender at any such time, the percentage of the Aggregate Multicurrency Tranche Revolving Commitments (disregarding such Defaulting Lender’s Multicurrency Tranche Revolving Commitment) represented by such Lender’s Multicurrency Tranche Revolving Commitment at such time. If the Multicurrency Tranche Revolving Commitments have terminated or expired, the Multicurrency Tranche Percentages shall be determined based upon the Multicurrency Tranche Revolving Commitments most recently in effect, giving effect to any assignments and to any Multicurrency Tranche Revolving Lender’s status as a Defaulting Lender at the time of determination.

“Multicurrency Tranche Revolving Lender” means a Lender with a Multicurrency Tranche Revolving Commitment or Multicurrency Tranche Revolving Exposure.

“Multicurrency Tranche Revolving Loan” means a Loan made by any Multicurrency Tranche Revolving Lender to any Borrower pursuant to Section 2.01(a)(i)(A).

“Multiemployer Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which Kraft Heinz or any Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions, such plan being maintained pursuant to one or more collective bargaining agreements.

“Multiple Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of Kraft Heinz or any Borrower or any ERISA Affiliate and at least one Person other than Kraft Heinz or such Borrower and the ERISA Affiliates or (b) was so maintained and in respect of which Kraft Heinz or such Borrower or any ERISA Affiliate would have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

“Non-Consenting Lender” has the meaning specified in Section 9.07(h).

“Non-Extending Lender” has the meaning specified in Section 2.09(b).

“Non-U.S. Lender” means, with respect to a Borrower that is a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code, any Lender that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code.

“Note” means a Revolving Note, a Swingline Note, a Competitive Bid Note or a Term Note.

“Notice of Committed Borrowing” has the meaning specified in Section 2.02(a).

“Notice of Competitive Bid Borrowing” has the meaning specified in Section 2.06(b).

“Notice of Conversion/Continuation” has the meaning specified in Section 2.05(c).

“Notice of Issuance” has the meaning specified in Section 2.20(a).

“Notice of Swingline Borrowing” has the meaning specified in Section 2.21(b).

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, on the immediately preceding Business Day); provided that if both such rates are not so published for any day that is a Business Day, the term “NYFRB Rate” means the rate quoted for such day for a federal funds transaction at 11:00 a.m., New York City time, on such day received by the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

“Obligations” means all obligations of the Parent Borrower, each other Borrower and Kraft Heinz now or hereafter existing under this Agreement and the other Loan Documents.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Other Taxes” has the meaning specified in Section 2.14(b).

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in US Dollars by U.S.–managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate; provided that if such rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Parent Borrower” has the meaning specified in the preamble.

“Participant” has the meaning specified in Section 9.07(e).

“Participant Register” has the meaning specified in Section 9.07(e).

“Patriot Act” has the meaning specified in Section 9.16.

“Payment” has the meaning specified in Article VII.

“Payment Notice” has the meaning specified in Article VII.

“Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a Government Authority.

“Plan” means a Single Employer Plan or a Multiple Employer Plan.

“Post-Maturity Cash Collateralize” has the meaning specified in Section 2.20(g)(ii).

“Post-Maturity Letter of Credit” has the meaning specified in Section 2.20(a).

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or in any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Process Agent” has the meaning specified in Section 9.11(b).

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Reference Time”, with respect to any setting of the then current Benchmark, means (a) if such Benchmark is the Adjusted Term SOFR, 5:00 a.m., Chicago time, on the day that is two US Government Securities Business Days preceding the date of such setting, (b) if such Benchmark is the CDO Rate, 10:15 a.m., Toronto time, two Business Days on the date of such setting, (c) if such Benchmark is the EURIBO Rate, 11:00 a.m., Brussels time, two TARGET Days preceding the date of such setting, (d) if such Benchmark is the Daily Simple SONIA, then two RFR Business Days prior to such setting, (e) if such Benchmark is the Daily Simple ESTR, then one RFR Business Day prior to such setting or (f) otherwise, the time determined by the Administrative Agent in its reasonable discretion.

“Register” has the meaning specified in Section 9.07(d).

“Regulation U” means Regulation U of the Federal Reserve Board, as in effect from time to time.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, partners, employees, representatives and agents.

“Relevant Governmental Body” means (a) with respect to a Benchmark Replacement in respect of Loans denominated in US Dollars, the Federal Reserve Board and/or the NYFRB, as applicable, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto, (b) with respect to a Benchmark Replacement in respect of Loans denominated in Canadian Dollars, (i) the Bank of Canada or (ii) any working group or committee officially endorsed or convened by (A) the Bank of Canada, (B) any other supervisor that is responsible for supervising either (1) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement, (C) a group of the Bank of Canada or any other such supervisors or (D) the Financial Stability Board or any part thereof,

(c) with respect to a Benchmark Replacement in respect of Loans denominated in Euro, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto and (d) with respect to a Benchmark Replacement in respect of Loans denominated in Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto.

“Relevant Rate” means (a) with respect to any Term Benchmark Borrowing denominated in US Dollars, the Adjusted Term SOFR, (b) with respect to any Term Benchmark Borrowing denominated in Canadian Dollars, the CDO Rate, (c) with respect to any Term Benchmark Borrowing denominated in Euro, the EURIBO Rate, (d) with respect to any RFR Borrowing denominated in US Dollars, the Adjusted Daily Simple SOFR, (e) with respect to any RFR Borrowing denominated in Sterling, the Daily Simple SONIA and (f) with respect to any RFR Borrowing denominated in Euro, the Daily Simple ESTR.

“Relevant Screen Rate” means (a) with respect to any Term Benchmark Borrowing denominated in US Dollars, the Term SOFR Reference Rate, (b) with respect to any Term Benchmark Borrowing denominated in Canadian Dollars, the CDO Screen Rate and (c) with respect to any Term Benchmark Borrowing denominated in Euro, the EURIBO Screen Rate, as applicable.

“Required Lenders” means at any time Lenders having Revolving Exposures, Term Loans and unused Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments of all Lenders at such time; provided that, for purposes of declaring the Loans to be due and payable pursuant to Article VI, and for all purposes after the Loans become due and payable pursuant to Article VI or the Revolving Commitments expire or terminate, the outstanding Competitive Bid Loans of the Revolving Lenders shall be included in their respective Revolving Exposures in determining the Required Lenders; and provided further that (a) the Revolving Exposure, Revolving Commitments and Competitive Bid Loans of any Defaulting Lender and the Term Loans and Term Commitments of any Defaulting Lender or Affiliated Lender shall be disregarded in determining Required Lenders at any time and (b) for purposes of this definition, Multicurrency Tranche Revolving Exposure of any Lender that is a Swingline Lender shall be deemed to exclude the amount of its Swingline Exposure in excess of its Multicurrency Tranche Revolving Percentage of the sum of the US Dollar Equivalent Amounts of the principal amounts of all the outstanding Swingline Loans, but adjusted to give effect to any reallocation under Section 2.19 of the Swingline Exposures of Defaulting Lenders in effect at such time, and the unused Multicurrency Tranche Revolving Commitment of such Lender shall be determined on the basis of its Multicurrency Tranche Revolving Exposure excluding such excess amount.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means, with respect to any Person, the chief executive officer, president, any Financial Officer, secretary or assistant secretary of such Person.

“Reuters” means Thomson Reuters Corporation, Refinitiv or, in each case, a successor thereto.

“Revolving Arranger” means JPMorgan Chase Bank, N.A., BofA Securities, Inc., Barclays Bank PLC, Citibank, N.A., Deutsche Bank Securities Inc., Morgan Stanley Senior Funding, Inc., Royal Bank of Canada and Wells Fargo Securities, LLC, each in its capacity as a Joint Lead Arranger and Joint Bookrunner for the revolving credit facility provided for herein.

“Revolving Availability Period” means the period from and including the Closing Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments of the applicable Class.

“Revolving Borrowing” means Revolving Loans of the same Class, Type and currency and to the same Borrower, made, Converted or Continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect.

“Revolving Commitment” means a Multicurrency Tranche Revolving Commitment or a US Tranche Revolving Commitment, or a combination thereof, as the context requires. The aggregate amount of the Revolving Commitments as of the Closing Date is US$4,000,000,000.

“Revolving Commitment Increase” has the meaning specified in Section 2.17(a).

“Revolving Exposure” means a Multicurrency Tranche Revolving Exposure or a US Tranche Revolving Exposure, or a combination thereof, as the context requires.

“Revolving Lender” means a Lender with a Revolving Commitment or Revolving Exposure.

“Revolving Loan” means a Multicurrency Tranche Revolving Loan or a US Tranche Revolving Loan, or a combination thereof, as the context requires.

“Revolving Maturity Date” means the earlier of (a) the date that is five years after the Closing Date, subject to the extension thereof pursuant to Section 2.09(b), provided, however, that if such date is not a Business Day, the Revolving Maturity Date shall be the next preceding Business Day, and (b) the date of termination in whole of the Revolving Commitments pursuant to Section 2.09(a) or 6.02; provided that, when used in reference to determining whether a Letter of Credit is a Post-Maturity Letter of Credit, the term Revolving Maturity Date shall be determined disregarding clause (b) thereof.

“Revolving Note” means a promissory note of any Borrower payable to any Lender, or its registered assigns, delivered pursuant to a request made under Section 2.16 in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of such Borrower to such Lender resulting from the Revolving Loans made by such Lender to such Borrower.

“Revolving Syndication Agent” means Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Deutsche Bank AG New York Branch, Morgan Stanley Senior Funding, Inc., Royal Bank of Canada and Wells Fargo Bank, National Association, each in its capacity as a Syndication Agent for the revolving credit facility provided for herein.

“RFR Business Day” means (a) for any Loan denominated in US Dollars, a US Government Securities Business Day, (b) for any Loan denominated in Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London and (c) for any Swingline Loan denominated in Euro, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day that is not a TARGET Day.

“RFR Borrowing” means a Borrowing comprised of RFR Loans.

“RFR Loan” means a Loan that bears interest at a rate determined by reference to the applicable Daily Simple RFR.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor to its rating agency business.

“Sanctioned Country” means a country, region or territory which is itself the subject or target of any Sanctions (as of the Closing Date, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea Region of Ukraine, Cuba, Iran, North Korea and Syria).

“Sanctioned Person” means (a) any Person listed in any Sanctions related list of designated Persons maintained by the OFAC, the U.S. Department of State, the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom, or (b) any Person owned or controlled by any such Person or Persons.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“SEC” means the United States Securities and Exchange Commission.

“Single Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of Kraft Heinz or any Borrower or any ERISA Affiliate and no Person other than Kraft Heinz or such Borrower and the ERISA Affiliates or (b) was so maintained and in respect of which Kraft Heinz or such Borrower or any ERISA Affiliate would have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator on the SOFR Administrator.

“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the NYFRB’s Website or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SONIA” means, with respect to any Business Day, a rate per annum equal to the Sterling Overnight Index Average for such Business Day published by the SONIA Administrator on the SONIA Administrator’s Website on the immediately succeeding Business Day.

“SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average).

“SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time.

“Sponsor” means each of (a) 3G Capital Ltd. and 3G Special Situations Fund III, L.P. and (b) Berkshire Hathaway Inc.

“Sterling” or “£” means the lawful currency of the United Kingdom.

“Subsidiary” of any Person means any Person of which (or in which) more than 50% of the outstanding capital stock (or similar equity interests) having voting power to elect a majority of the Board of Directors (or similar governing body) of such Person (irrespective of whether at the time capital stock (or similar equity interests) of any other class or classes of such Person shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries.

“Swingline Commitment” means, with respect to any Swingline Lender at any time, the maximum permitted amount of the Swingline Exposure that may be attributable to Swingline Loans made by such Swingline Lender. The amount of the Swingline Commitment of each Swingline Lender is set forth on Schedule 2.21 or is such other maximum amount as may have been agreed in writing (and notified in writing to the Administrative Agent) by such Swingline Lender and the Borrower. The aggregate amount of the Swingline Commitments as of the Closing Date is US$400,000,000.

“Swingline Exposure” means, at any time, the sum of the US Dollar Equivalent Amounts of the principal amounts of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be the sum of (a) its Multicurrency Tranche Revolving Percentage of the sum of the US Dollar Equivalent Amounts of the principal amounts of all Swingline Loans outstanding at such time (excluding, in the case of any Lender that is a Swingline Lender, Swingline Loans made by such Swingline Lender and outstanding at such time to the extent that the other Multicurrency Tranche Revolving Lenders shall not have funded their participations in such Swingline Loans), adjusted to give effect to any reallocation under Section 2.19 of the Swingline Exposure of Defaulting Lenders in effect at such time, and (b) in the case of any Lender that is a Swingline Lender, the sum of the US Dollar Equivalent Amounts of the principal amounts of all Swingline Loans made by such Swingline Lender and outstanding at such time to the extent that the other Multicurrency Tranche Revolving Lenders shall not have funded their participations in such Swingline Loans.

“Swingline Lender” means each of JPMorgan Chase Bank, N.A., Barclays Bank PLC, Bank of America, N.A. and Citibank, N.A., in its capacity as a lender of Swingline Loans hereunder.

“Swingline Loan” means a Loan made pursuant to Section 2.21.

“Swingline Note” means a promissory note of any Borrower payable to any Swingline Lender, or its registered assigns, in substantially the form of Exhibit A-4 hereto, evidencing the indebtedness of such Borrower to such Swingline Lender resulting from Swingline Loans made by such Swingline Lender to such Borrower.

“TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET2) payment system (or, if such payment system ceases to be operative, such other payment system as shall be determined by the Administrative Agent to be a replacement therefor for purposes hereof) is open for the settlement of payments in Euro.

“Taxes” has the meaning specified in Section 2.14(a).

“Term Benchmark Borrowing” means a Borrowing comprised of Term Benchmark Loans.

“Term Benchmark Loan” means a Loan that bears interest at a rate determined by reference to the Adjusted Term SOFR (other than solely as a result of clause (c) of the definition of Base Rate), the CDO Rate or the EURIBO Rate.

“Term Borrowing” means Term Loans of the same Type made, Converted or Continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect.

“Term Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make an Incremental Term Loan as set forth in the applicable Increase Amendment.

“Term Lender” means a Lender with a Term Commitment or an outstanding Term Loan.

“Term Loan” means a Loan made by any Lender to the Parent Borrower pursuant to Section 2.01(a)(ii).

“Term Maturity Date” means, with respect to any Term Loan, the final scheduled maturity of such Term Loan as set forth in the applicable Increase Amendment.

“Term Note” means a promissory note of the Parent Borrower payable to any Term Lender, or its registered assigns, delivered pursuant to a request made under Section 2.16 in substantially the form of Exhibit A-3 hereto, evidencing the aggregate indebtedness of the Parent Borrower to such Term Lender resulting from the Term Loans held by such Term Lender.

“Term SOFR” means, with respect to any Term Benchmark Borrowing denominated in US Dollars and for a tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two US Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator.

“Term SOFR Borrowing” means a Borrowing comprised of Term SOFR Loans.

“Term SOFR Loan” means a Committed Loan that bears interest by reference to the Adjusted Term SOFR (other than solely as a result of clause (c) of the definition of Base Rate).

“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in US Dollars and for a tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 p.m., New York City time, on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for such tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding US Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding US Government Securities Business Day is not more than five Business Days prior to such Term SOFR Determination Day.

“Total Shareholders’ Equity” means total shareholders’ equity, as reflected on the consolidated balance sheet of Kraft Heinz and its Subsidiaries prepared in accordance with GAAP (excluding (a) accumulated other comprehensive income or losses, (b) the cumulative effects of any changes in accounting principles, including the adoption of “mark-to-market” accounting in respect of pension and other retirement plans of Kraft Heinz and its Subsidiaries (“Mark-to-Market Pension Accounting”), (c) any income or losses recognized in connection with the ongoing application of Mark-to-Market Pension Accounting and (d) any preferred capital stock).

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to, the Adjusted Term SOFR (other than solely as a result of clause (c) of the definition of Base Rate), the Base Rate, the Canadian Prime Rate, the CDO Rate, the EURIBO Rate, the Adjusted Daily Simple SOFR (if applicable pursuant to Section 2.07), the Daily Simple SONIA or the Daily Simple ESTR (in the case of the Swingline Loans only).

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain Affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Undisclosed Administration” means, with respect to any Lender, the precautionary appointment of an administrator, guardian, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator pursuant to the law of the country where such Lender is subject to home jurisdiction supervision if the applicable law of such country requires that such appointment not be publicly disclosed (and such appointment has not been publicly disclosed).

“Unreimbursed Amount” has the meaning specified in Section 2.20(d).

“Unused Line Fee” has the meaning specified in Section 2.08(a).

“US Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“US Dollar Equivalent Amount” means, at any time, (a) with respect to any amount in US Dollars, such amount, and (b) with respect to any amount denominated in Euro, Sterling, Canadian Dollars or any other Alternative Currency, the equivalent amount thereof in US Dollars as reasonably determined by the Administrative Agent at such time pursuant to Section 1.04 on the basis of the Exchange Rate with respect to such currency at the time in effect under the provisions of Section 1.04.

“US Dollars” or “US$” means the lawful currency of the United States of America.

“US Tranche Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make US Tranche Revolving Loans hereunder, expressed as an amount representing the maximum amount of such Lender’s US Tranche Revolving Exposure hereunder, as such commitment may be increased pursuant to Section 2.17, reduced pursuant to Section 2.09 or reduced or increased pursuant to assignments by or to such Lender pursuant to Section 9.07. The initial amount of each Lender’s US Tranche Revolving Commitment is set forth opposite such Lender’s name on Schedule 2.01 under the column “US Tranche Revolving Commitment” or in the Assignment and Assumption or the Increase Amendment pursuant to which such Lender shall have assumed or provided its US Tranche Revolving Commitment. As of the Closing Date, the aggregate amount of the US Tranche Revolving Commitments is US$50,000,000.

“US Tranche Revolving Exposure” means, with respect to any Lender at any time, the aggregate principal amount of such Lender’s US Tranche Revolving Loans outstanding at such time.

“US Tranche Revolving Lender” means a Lender with a US Tranche Revolving Commitment or US Tranche Revolving Exposure.

“US Tranche Revolving Loans” means a Loan made by any US Tranche Revolving Lender to any Borrower pursuant to Section 2.01(a)(i)(B).

“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

SECTION 1.02 Computation of Time Periods; Terms Generally. (a) In this Agreement in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.”

(b) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal, tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply), and all judgments, orders, writs and decrees, of all Governmental Authorities. Except as otherwise provided herein and unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including this Agreement and any other Loan Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), and all references to any statute shall be construed as referring to all rules, regulations, rulings and official interpretations promulgated or issued thereunder, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (iv) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (v) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.

SECTION 1.03 Accounting Terms. All terms of an accounting or financial not specifically defined herein shall be construed in accordance with GAAP as in effect from time to time; provided that if at any time any change in GAAP or in the application thereof after the date hereof would affect the computation of any requirement set forth in any Loan Document, and either the Parent Borrower or the Required Lenders shall so request, the Administrative Agent and the Parent Borrower shall negotiate in good faith to amend such requirement to preserve the original intent thereof in light of such change in GAAP or in the application thereof (subject to the approval of the Required Lenders and the Parent Borrower); provided further that, until so amended, (i) such requirement shall continue to be computed in accordance with GAAP or the application thereof prior to such change therein and (ii) the Parent Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such requirement made before and after giving effect to such change in GAAP or in the application thereof. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed (other than for purposes of Sections 4.01(c), 5.01(c)(i) and 5.01(c)(ii), and all computations of amounts and ratios referred to herein shall be made, without giving effect to (a) any election under Accounting Standards Codification 825 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) (and related interpretations) to value any Debt of Kraft Heinz or any of its Subsidiaries at “fair value”, as defined therein, (b) (i) any treatment of Debt in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) (and related interpretations) to value any such Debt in a reduced or bifurcated manner as described therein, or (ii) any valuation of Debt below its full stated principal amount as a result of application of Financial Accounting Standards Board Accounting Standards Update No. 2015-03, it being agreed that Debt shall at all times be valued at the full stated principal amount thereof and (c) any change in accounting for leases resulting from the implementation of Financial Accounting Standards Board ASU No. 2016-02, Leases (Topic 842), to the extent that such change would require the recognition of right-of-use assets and lease liabilities for any lease (or similar arrangement conveying the right to use) that would not be classified as a capital lease under GAAP as in effect on December 31, 2018 (regardless of whether such lease was in effect on such date or entered into thereafter).

SECTION 1.04 Exchange Rates. The Administrative Agent shall determine the US Dollar Equivalent Amount of any Borrowing or Letter of Credit denominated in a currency other than US Dollars as of each applicable Exchange Rate Date, in each case using the Exchange Rate for such currency in relation to US Dollars, and each such amount shall be the US Dollar Equivalent Amount of such Loan or Letter of Credit until the next required calculation thereof pursuant to this sentence.

SECTION 1.05 Interest Rates; Benchmark Notification. The interest rate on a Loan denominated in US Dollars or any other currency may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 2.07(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including, without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its Affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

SECTION 1.06 Divisions. For all purposes under this Agreement, in connection with any division or plan of division under Delaware law (or any comparable event under the laws of another jurisdiction): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its capital stock (or similar equity interests) at such time.

ARTICLE II

Amounts and Terms of the Loans and Letters of Credit

SECTION 2.01 Commitments.

(a) Obligation to Make Committed Loans. (i) (A) Each Multicurrency Tranche Revolving Lender severally agrees, on the terms and conditions set forth herein, to make Multicurrency Tranche Revolving Loans to any Borrower in US Dollars, Euro, Sterling or Canadian Dollars from time to time on any Business Day during the Revolving Availability Period in an aggregate principal amount that will not result in (x) the Multicurrency Tranche Revolving Exposure of any Multicurrency Tranche Revolving Lender exceeding its Multicurrency Tranche Revolving Commitment, (y) the Aggregate Alternative Currency Revolving Exposure exceeding the Alternative Currency Sublimit or (z) the sum of the Aggregate Revolving Exposure plus the Aggregate Competitive Bid Exposure exceeding the Aggregate Revolving Commitments.

(B) Each US Tranche Revolving Lender severally agrees, on the terms and conditions set forth herein, to make US Tranche Revolving Loans to any Borrower in US Dollars from time to time on any Business Day during the Revolving Availability Period in an aggregate principal amount that will not result in (x) the US Tranche Revolving Exposure of any US Tranche Revolving Lender exceeding its US Tranche Revolving Commitment or (y) the sum of the Aggregate Revolving Exposure plus the Aggregate Competitive Bid Exposure exceeding the Aggregate Revolving Commitments.

(C) Within the foregoing limits, any Borrower may borrow Revolving Loans of any Class under this Section 2.01(a)(i), prepay Revolving Loans of any Class pursuant to Section 2.10 and reborrow Revolving Loans of such Class under this Section 2.01(a)(i).

(ii) Each Term Lender severally agrees, on the terms and conditions set forth in the applicable Increase Amendment, to make an Incremental Term Loan to the Parent Borrower in US Dollars on the date set forth in the applicable Increase Amendment in a principal amount not exceeding such Lender’s Term Commitment. Amounts repaid or prepaid in respect of Term Loans may not be reborrowed.

(b) Amount of Committed Borrowings. Each Committed Borrowing shall be in an aggregate amount of no less than the Borrowing Minimum or an integral multiple of Borrowing Multiple in excess thereof.

(c) Type of Committed Loans. Each Committed Borrowing shall consist of Committed Loans of the same Class, Type and currency made on the same day to the same Borrower by the applicable Lenders ratably according to their respective Commitments of the applicable Class. Subject to Sections 2.05(b), 2.07 and 2.12, (i) each Revolving Borrowing denominated in US Dollars shall be comprised entirely of Base Rate Loans, Term SOFR Loans or, if applicable pursuant to Section 2.07, Daily Simple SOFR Loans, as the applicable Borrower may request in accordance herewith, provided that Base Rate Loans shall be available solely to the Parent Borrower and any other Borrower that is a Domestic Subsidiary, (ii) each Revolving Borrowing denominated in Euros shall be comprised entirely of EURIBO Rate Loans, (iii) each Revolving Borrowing denominated in Sterling shall be comprised entirely of Daily Simple SONIA Loans, (iv) each Revolving Borrowing denominated in Canadian Dollars shall be comprised entirely of Canadian Prime Rate Loans or CDO Rate Loans, as the applicable Borrower may request in accordance herewith, and (v) each Term Borrowing shall be comprised entirely of Base Rate Loans, Term SOFR Loans or, if applicable pursuant to Section 2.07, Daily Simple SOFR Loans, as the Parent Borrower may request in accordance herewith. Committed Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of 10 (or such greater number as may be agreed to by the Administrative Agent) Term Benchmark Borrowings and RFR Borrowings outstanding.

SECTION 2.02 Making the Committed Loans.

(a) Notice of Committed Borrowing. Each Committed Borrowing shall be made on notice, given not later than (i) 11:00 a.m., New York City time, on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Term Benchmark Loans or Canadian Prime Rate Loans, (ii) 11:00 a.m., New York City time, on the third RFR Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of RFR Loans or (iii) 11:00 a.m., New York City time, on the Business Day of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Loans, by the applicable Borrower (or the Parent Borrower on its behalf), to the Administrative Agent, which shall give to each Lender of the applicable Class prompt notice thereof. Each such notice of a Committed Borrowing (a “Notice of Committed Borrowing”) shall be in writing, delivered by email, signed by a Responsible Officer of the applicable Borrower (or of the Parent Borrower, as applicable) and substantially in the form of Exhibit B-1 hereto, specifying therein in compliance with Section 2.01:

(A) the Borrower requesting such Committed Borrowing (or on whose behalf the Parent Borrower is requesting such Committed Borrowing),

(B) whether the requested Committed Borrowing is to be a Term Borrowing or a Revolving Borrowing,

(C) the date of such Committed Borrowing,

(D) the Class and Type of Loans comprising such Committed Borrowing,

(E) the aggregate amount and currency of such Committed Borrowing,

(F) in the case of a Committed Borrowing consisting of Term Benchmark Loans, the initial Interest Period applicable thereto, and

(G) the location and number of the applicable Borrower’s account to which funds are to be disbursed.

Notwithstanding anything herein to the contrary, no Borrower may select Term SOFR Loans, EURIBO Rate Loans or CDO Rate Loans, as applicable, for any Committed Borrowing if the obligation of the Lenders to make Term SOFR Loans, EURIBO Rate Loans or CDO Rate Loans, as the case may be, shall then be suspended pursuant to Section 2.05(b), 2.07 or 2.12.

If no currency is specified with respect to any requested Revolving Borrowing, then the applicable Borrower shall be deemed to have selected US Dollars. If no election as to the Type of Committed Borrowing is specified, then the requested Borrowing shall be (A) in the case of a Committed Borrowing denominated in US Dollars and made to the Parent Borrower or any other Borrower that is a Domestic Subsidiary, a Base Rate Borrowing (and otherwise, a Term SOFR Borrowing), (B) in the case of a Revolving Borrowing denominated in Euros, a EURIBO Rate Borrowing, (C) in the case of a Revolving Borrowing denominated in Sterling, a Daily Simple SONIA Borrowing and (D) in the case of a Revolving Borrowing denominated in Canadian Dollars, a Canadian Prime Rate Borrowing. If no Interest Period is specified with respect to any requested Term Benchmark Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(b) Funding Committed Loans. Each Lender shall, before 11:00 a.m., New York City time (in the case of Committed Borrowing comprised of Base Rate Loans, 1:00 p.m., New York City time), on the date of any Committed Borrowing, make available to the Administrative Agent at the Administrative Agent Account, in same day funds in the applicable currency, such Lender’s ratable portion (based on the respective Commitments of the applicable Class) of such Committed Borrowing. Promptly after receipt of such funds by the Administrative Agent, the Administrative Agent will make such funds available in like funds to the relevant Borrower by remitting such funds to the account designated in the applicable Notice of Committed Borrowing. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement.

(c) Irrevocable Notice. Each Notice of Committed Borrowing of any Borrower shall be irrevocable and binding on such Borrower. In the case of any Committed Borrowing that the related Notice of Committed Borrowing specifies to be (or that pursuant to Section 2.02(a) are deemed to be so specified) comprised of Term Benchmark Loans, the Borrower requesting such Committed Borrowing shall indemnify each Lender against any loss (excluding loss of anticipated profits), cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Committed Borrowing for such Committed Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Committed Loan to be made by such Lender as part of such Committed Borrowing when such Committed Loan, as a result of such failure, is not made on such date.

(d) Lender’s Ratable Portion. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Committed Borrowing that such Lender will not make available to the Administrative Agent such Lender’s ratable portion (based on the respective Commitments of the applicable Class) of such Committed Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Committed Borrowing in accordance with Section 2.02(b) and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower requesting such Committed Borrowing on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and such Borrower severally agree to repay to the Administrative Agent, forthwith on demand, such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Administrative Agent, at:

(i) in the case of such Borrower, the interest rate applicable at the time to Committed Loans comprising such Committed Borrowing, and

(ii) in the case of such Lender, (1) in the case of Committed Borrowings denominated in US Dollars, the higher of (A) the NYFRB Rate and (B) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation in US Dollars or (2) in the case of Committed Borrowings denominated in Sterling, Euro or Canadian Dollars, a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation in the applicable currency.

If such Borrower and such Lender shall both pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender’s Committed Loan as part of such Committed Borrowing for purposes of this Agreement. Any payment by such Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(e) Independent Lender Obligations. The failure of any Lender to make the Committed Loan to be made by it as part of any Committed Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Committed Loan on the date of such Committed Borrowing, but the Commitments of the Lenders are several and not joint and no Lender shall be responsible for the failure of any other Lender to make the Committed Loan to be made by such other Lender on the date of any Committed Borrowing.

(f) Competitive Bid Loans and Swingline Loans. This Section 2.02 shall not apply to Competitive Bid Loans, which shall be governed by Section 2.06, or Swingline Loans, which shall be governed by Section 2.21.

SECTION 2.03 Repayment of Committed Loans.

(a) Each Borrower shall repay to the Administrative Agent for the account of each Revolving Lender on the Revolving Maturity Date applicable to such Revolving Lender the unpaid principal amount of the Revolving Loans of such Revolving Lender to such Borrower then outstanding.

(b) The Parent Borrower shall repay to the Administrative Agent for the account of each Term Lender on the Term Maturity Date the unpaid principal amount of the Term Loans of such Term Lender then outstanding.

SECTION 2.04 Interest on Committed Loans.

(a) Scheduled Interest. Each Borrower shall pay interest on the unpaid principal amount of each Committed Loan owing by such Borrower to each Lender from the date of such Committed Loan until such principal amount shall be paid in full, at the following rates per annum:

(i) Base Rate Loans. During such periods as such Committed Loan is a Base Rate Loan, a rate per annum equal at all times to the sum of (A) the Base Rate in effect from time to time plus (B) the Applicable Interest Rate Margin in effect from time to time, payable in arrears quarterly on the last day of each March, June, September and December, and on the date such Base Rate Loan shall be Converted or paid in full and on the Maturity Date applicable thereto.

(ii) Term SOFR Loans. During such periods as such Committed Loan is a Term SOFR Loan, a rate per annum equal at all times, during each Interest Period for such Committed Loan, to the sum of (A) the Adjusted Term SOFR for such Interest Period plus (B) the Applicable Interest Rate Margin in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period, and on the date such Term SOFR Loan shall be Converted or Continued or paid in full and on the Maturity Date applicable thereto.

(iii) Daily Simple SOFR Loans. If applicable pursuant to Section 2.07, during such periods as such Committed Loan is a Daily Simple SOFR Loan, a rate per annum equal at all times to the sum of (A) the Adjusted Daily Simple SOFR in effect from time to time plus (B) the Applicable Interest Rate Margin in effect from time to time, payable in arrears quarterly on the last day of each March, June, September and December, and on the date such Daily Simple SOFR Loan shall be Converted or paid in full and on the Maturity Date applicable thereto.

(iv) Daily Simple SONIA Loans. During such periods as such Committed Loan is a Daily Simple SONIA Loan, a rate per annum equal at all times to the sum of (A) the Daily Simple SONIA in effect from time to time plus (B) the Applicable Interest Rate Margin in effect from time to time, payable in arrears quarterly on the last day of each March, June, September and December, and on the date such Daily Simple SONIA Loan shall be paid in full and on the Maturity Date applicable thereto.

(v) EURIBO Rate Loans. During such periods as such Committed Loan is a EURIBO Rate Loan, a rate per annum equal at all times, during each Interest Period for such Committed Loan, to the sum of (A) the EURIBO Rate for such Interest Period plus (B) the Applicable Interest Rate Margin in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period, and on the date such EURIBO Rate Loan shall be Continued or paid in full and on the Maturity Date applicable thereto.

(vi) CDO Rate Loans. During such periods as such Committed Loan is a CDO Rate Loan, a rate per annum equal, at all times during each Interest Period for such Committed Loan, to the sum of (A) the CDO Rate for such Interest Period plus (B) the Applicable Interest Rate Margin in effect from time to time, payable in arrears on the last day of such Interest Period and on the date such CDO Rate Loan shall be Converted or Continued or paid in full and on the Maturity Date applicable thereto.

(vii) Canadian Prime Rate Loans. During such periods as such Committed Loan is a Canadian Prime Rate Loan, a rate per annum equal at all times to the sum of (A) the Canadian Prime Rate in effect from time to time plus (B) the Applicable Interest Rate Margin in effect from time to time, payable in arrears quarterly on the last day of each March, June, September and December, and on the date such Canadian Prime Rate Loan shall be Converted or paid in full and on the Maturity Date applicable thereto.

(b) Default Interest. If any principal of or interest on any Committed Loan or any fee or other amount payable by a Borrower hereunder (other than principal of or interest on any Competitive Bid Loan or Swingline Loan) is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, payable in arrears on (i) in the case of overdue principal or interest on such Committed Loan, on the dates referred to in the applicable subclause of Section 2.04(a) for such Type of Committed Loan and (ii) in the case of any other amounts, on the on the last day of each March, June, September and December, at a rate per annum equal at all times during which such Committed Loan, fee or other amount remains overdue and unpaid to (i) in the case of overdue principal of any such Committed Loan, 1% per annum above the rate per annum otherwise required to be paid on such Committed Loan as provided in Section 2.04(a), (ii) in the case of any other amount denominated in US Dollars, 1% per annum plus the rate applicable to Base Rate Loans that are Revolving Loans as provided in Section 2.04(a)(i), (iii) in the case of any other amount denominated in Canadian Dollars, 1% per annum plus the rate applicable to Canadian Prime Rate Loans as provided in Section 2.04(a)(vii), (iv) in the case of any other amount denominated in Sterling, 1% per annum plus the rate applicable to Daily Simple SONIA Loans as provided in Section 2.04(a)(iv) or (v) in the case of any other amount denominated in Euro, 1% per annum plus the Daily Simple ESTR in effect from time to time plus the Applicable Revolving Interest Rate Margin.

SECTION 2.05 Conversion and Continuation of Committed Loans.

(a) Continuation upon Absence of Interest Period. If any Borrower (or the Parent Borrower on behalf of any other Borrower) shall fail to select the duration of any Interest Period for any Term Benchmark Loan in accordance with the provisions contained in the definition of the term “Interest Period” or to give notice of a voluntary Conversion or Continuation under Section 2.05(c), the Administrative Agent will forthwith so notify such Borrower and the Lenders of the applicable Class and such Loan will automatically, on the last day of the then existing Interest Period therefor, but subject to the provisions of Sections 2.05(b), 2.07 and 2.12, Continue as a Term SOFR Loan, EURIBO Rate Loan or CDO Rate Loan, as applicable, with a one month Interest Period.

(b) Conversion and Continuation upon Event of Default. Upon the occurrence and during the continuance of any Event of Default under Section 6.01(a) or 6.01(e), the Administrative Agent or a Majority in Interest of Lenders of the applicable Class may elect that (i) unless repaid, each Term SOFR Loan of such Class made to the Parent Borrower or any other Borrower that is a Domestic Subsidiary be, on the last day of the then existing Interest Period therefor, Converted into a Base Rate Loan of such Class, (ii) unless repaid, each Term SOFR Loan made to a Borrower that is not the Parent Borrower or a Domestic Subsidiary and each EURIBO Rate Loan be, on the last day of the then existing Interest Period therefor, Continued as a Term SOFR Loan or a EURIBO Rate Loan, as applicable, of such Class with a one month Interest Period, (iii) unless repaid, each CDO Rate Loan be, on the last day of the then existing Interest Period therefor, Converted into a Canadian Prime Rate Loan of such Class and (iv) the obligation of the Lenders of such Class to Convert Base Rate Loans into Term SOFR Loans or Canadian Prime Rate Loans into CDO Rate Loans, as applicable, or to Continue Term Benchmark Loans of such Class for an Interest Period with a duration of more than one month be suspended.

(c) Voluntary Conversion or Continuation. Subject to the provisions of Sections 2.05(b), 2.07 and 2.12, any Borrower may (i) Convert, on any Business Day, any Committed Borrowing denominated in US Dollars or Canadian Dollars into a Committed Borrowing of another Type available for Committed Loans denominated in such currency pursuant to Section 2.01(c) or (ii) Continue, on any Business Day, any Committed Borrowing comprised of Term Benchmark Loans as a Committed Borrowing comprised of Term Benchmark Loans of the same Type for a new Interest Period, in each case upon notice of such proposed Conversion or Continuation given by the applicable Borrower (or the Parent Borrower on its behalf) to the Administrative Agent by the time that a Notice of Committed Borrowing would be required under Section 2.02 if such Borrower were requesting a Committed Borrowing of the Class and Type and in the currency resulting from such Conversion or Continuation to be made on the effective date of such Conversion or Continuation; provided, however, that a Conversion of Term SOFR Loans into Base Rate Loans or CDO Rate Loans into Canadian Prime Rate Loans, or a Continuation of any Committed Borrowing comprised of Term Benchmark Loans for a new Interest Period, in each case, may be made on, and only on, the last day of an Interest Period then applicable thereto. The applicable Borrower (or the Parent Borrower on its behalf) may elect different options with respect to different portions of the affected Committed Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Committed Loans comprising such Committed Borrowing, and any Committed Loans resulting from an election made with respect to any such portion shall be considered a separate Committed Borrowing. Notwithstanding any other provision of this Section, no Borrower shall be permitted to change the currency or Class of any Committed Borrowing or Convert any Committed Borrowing to a Type that does not comply with Section 2.01(c). Each such notice of a Conversion or Continuation (a “Notice of Conversion/Continuation”) shall be in writing, delivered by email, signed by a Responsible Officer of the applicable Borrower (or of the Parent Borrower, as applicable) and substantially in the form of Exhibit B-2 hereto, specifying therein in compliance with the restrictions set forth above:

(i) the date of such Conversion or Continuation;

(ii) the Committed Borrowing to be Converted or Continued and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Committed Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Committed Borrowing);

(iii) the Type of the resulting Committed Borrowing; and

(iv) if such Conversion is into, or such Continuation is as, Term Benchmark Loans, the duration of the Interest Period therefor.

If any Notice of Conversion/Continuation requests a Term Benchmark Borrowing, but does not specify an Interest Period, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration.

SECTION 2.06 Competitive Bid Loans.

(a) Competitive Bid Loans. Each Revolving Lender severally agrees that any Borrower may make Competitive Bid Borrowings in US Dollars, Euro, Sterling or Canadian Dollars under this Section 2.06 from time to time on any Business Day during the period from the Closing Date until the Revolving Maturity Date in the manner set forth below; provided that, following the making of each Competitive Bid Borrowing, the sum of the Aggregate Revolving Exposure and the Aggregate Competitive Bid Exposure then outstanding shall not exceed the Aggregate Revolving Commitments.

(b) Notice of Competitive Bid Borrowing. Any Borrower may request a Competitive Bid Borrowing under this Section 2.06 by delivering to the Administrative Agent, by email, a notice of a Competitive Bid Borrowing (a “Notice of Competitive Bid Borrowing”), signed by its Responsible Officer and in substantially the form of Exhibit B-3 hereto, specifying therein the following:

(i) the date of such proposed Competitive Bid Borrowing;

(ii) the aggregate amount and currency of such proposed Competitive Bid Borrowing;

(iii) the interest rate basis and day count convention to be offered by the Revolving Lenders;

(iv) in the case of a Competitive Bid Borrowing consisting of Floating Rate Bid Loans, Interest Period, or in the case of a Competitive Bid Borrowing consisting of Fixed Rate Bid Loans, the maturity date for repayment of each Fixed Rate Bid Loan to be made as part of such Competitive Bid Borrowing (which maturity date may not be earlier than the date occurring seven days after the date of such Competitive Bid Borrowing or later than the earlier of (A) 360 days after the date of such Competitive Bid Borrowing and (B) the Revolving Maturity Date);

(v) the interest payment date or dates relating thereto;

(vi) location of such Borrower’s account to which funds are to be disbursed; and

(vii) other terms (if any) to be applicable to such Competitive Bid Borrowing.

A Borrower requesting a Competitive Bid Borrowing shall deliver a Notice of Competitive Bid Borrowing to the Administrative Agent not later than 10:00 a.m., New York City time, (x) at least two Business Days prior to the date of the proposed Competitive Bid Borrowing, if such Borrower shall specify in the Notice of Competitive Bid Borrowing that the Competitive Bid Borrowing shall be Fixed Rate Bid Loans, (y) at least four Business Days prior to the date of the proposed Competitive Bid Borrowing, if such Borrower shall specify in the Notice of Competitive Bid Borrowing that the Competitive Bid Borrowing shall be Floating Rate Bid Loans denominated in US Dollars or (z) at least five Business Days prior to the date of the proposed Competitive Bid Borrowing, if such Borrower shall specify in the Notice of Competitive Bid Borrowing that the Competitive Bid Borrowing shall be Floating Rate Bid Loans denominated in Euro, Sterling or Canadian Dollars. Each Notice of Competitive Bid Borrowing shall be irrevocable and binding on such Borrower. The Administrative Agent shall in turn promptly notify each Revolving Lender of each request for a Competitive Bid Borrowing received by it from such Borrower by sending such Lender a copy of the related Notice of Competitive Bid Borrowing.

(c) Discretion as to Competitive Bid Loans. Each Revolving Lender may, in its sole discretion, elect to irrevocably offer to make one or more Competitive Bid Loans to the applicable Borrower as part of such proposed Competitive Bid Borrowing at a rate or rates of interest specified by such Lender in its sole discretion, by notifying the Administrative Agent (which shall give prompt notice thereof to such Borrower), before 9:30 a.m., New York City time, (A) on the Business Day prior to the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Fixed Rate Bid Loans, (B) on the third Business Day prior to the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Floating Rate Bid Loans denominated in US Dollars and (C) on the fourth Business Day prior to the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Floating Rate Bid Loans denominated in Euro, Sterling or Canadian Dollars; provided that, if the Administrative Agent in its capacity as a Revolving Lender shall, in its sole discretion, elect to make any such offer, it shall notify such Borrower of such offer at least 30 minutes before the time and on the date on which notice of such election is to be given by any other Revolving Lender to the Administrative Agent. In such notice, the Revolving Lender shall specify the following:

(i) the minimum amount and maximum amount of each Competitive Bid Loan which such Lender would be willing to make as part of such proposed Competitive Bid Borrowing (which amounts may, subject to the proviso to the first sentence of Section 2.06(a), exceed such Lender’s Revolving Commitment); and

(ii) the rate or rates of interest therefor.

If any Revolving Lender shall elect not to make such an offer, such Lender shall so notify the Administrative Agent before 9:30 a.m., New York City time, on the date on which notice of such election is to be given to the Administrative Agent by the other Revolving Lenders, and such Lender shall not be obligated to, and shall not, make any Competitive Bid Loan as part of such Competitive Bid Borrowing; provided further that the failure by any Revolving Lender to give such notice shall not cause such Revolving Lender to be obligated to make any Competitive Bid Loan as part of such proposed Competitive Bid Borrowing.

(d) Selection of Lender Bids. The Borrower requesting the Competitive Bid Borrowing shall, in turn, (A) before 12:00 p.m., New York City time, on the Business Day prior to the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Fixed Rate Bid Loans, (B) before 12:00 p.m., New York City time, on the third Business Day prior to the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Floating Rate Bid Loans denominated in US Dollars and (C) before 12:00 p.m., New York City time, on the fourth Business Day prior to the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Floating Rate Bid Loans denominated in Euro, Sterling or Canadian Dollars or in any other Alternative Currency, either:

(i) cancel such Competitive Bid Borrowing by giving the Administrative Agent notice to that effect, or

(ii) accept, in its sole discretion, one or more of the offers made by any Revolving Lender or Revolving Lenders pursuant to Section 2.06(c), by giving notice to the Administrative Agent of the amount of each Competitive Bid Loan (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to such Borrower by the Administrative Agent on behalf of such Revolving Lender, for such Competitive Bid Loan pursuant to Section 2.06(c) to be made by each Revolving Lender as part of such Competitive Bid Borrowing) and reject any remaining offers made by Revolving Lenders pursuant to Section 2.06(c) by giving the Administrative Agent notice to that effect. Such Borrower shall accept the offers made by any Revolving Lender or Revolving Lenders to make Competitive Bid Loans in order of the lowest to the highest rates of interest offered by such Revolving Lenders. If two or more Revolving Lenders have offered the same interest rate, the amount to be borrowed at such interest rate will be allocated among such Revolving Lenders in proportion to the maximum amount that each such Revolving Lender offered at such interest rate.

If the Borrower proposing such Competitive Bid Borrowing notifies the Administrative Agent that such Competitive Bid Borrowing is canceled pursuant to Section 2.06(d)(i), or if such Borrower fails to give timely notice in accordance with this Section 2.06(d), the Administrative Agent shall give prompt notice thereof to the Revolving Lenders and such Competitive Bid Borrowing shall not be made.

(e) Competitive Bid Borrowing. If the Borrower requesting such Competitive Bid Borrowing accepts one or more of the offers made by any Revolving Lender or Revolving Lenders pursuant to Section 2.06(d)(ii), the Administrative Agent shall in turn promptly notify:

(i) each Revolving Lender that has made an offer as described in Section 2.06(c), whether or not any offer or offers made by such Revolving Lender pursuant to Section 2.06(c) have been accepted by such Borrower; and

(ii) each Revolving Lender that is to make a Competitive Bid Loan as part of such Competitive Bid Borrowing, of the date and amount of each Competitive Bid Loan to be made by such Revolving Lender as part of such Competitive Bid Borrowing.

Each Revolving Lender that is to make a Competitive Bid Loan as part of such Competitive Bid Borrowing shall, before 11:00 a.m., New York City time, on the date of such Competitive Bid Borrowing specified in the notice received from the Administrative Agent pursuant to Section 2.06(e)(ii) make available to the Administrative Agent at the Administrative Agent Account, in same day funds in the applicable currency, such Lender’s portion of such Competitive Bid Borrowing. Promptly after receipt by the Administrative Agent of such funds, the Administrative Agent will make such funds available in like funds to such Borrower by remitting such funds to the account designated in the applicable Notice of Competitive Bid Borrowing. Promptly after each Competitive Bid Borrowing, the Administrative Agent will notify each Revolving Lender of the amount of the Competitive Bid Borrowing.

(f) Irrevocable Notice. If the Borrower requesting such Competitive Bid Borrowing notifies the Administrative Agent that it accepts one or more of the offers made by any Revolving Lender or Revolving Lenders pursuant to Section 2.06(c), such notice of acceptance shall be irrevocable and binding on such Borrower. Such Borrower shall indemnify each Revolving Lender against any loss (excluding loss of anticipated profits), cost or expense incurred by such Revolving Lender as a result of any failure to fulfill on or before the date specified in the related Notice of Competitive Bid Borrowing for such Competitive Bid Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Revolving Lender to fund the Competitive Bid Loan to be made by such Revolving Lender as part of such Competitive Bid Borrowing when such Competitive Bid Loan, as a result of such failure, is not made on such date.

(g) Amount of Competitive Bid Borrowings; Competitive Bid Notes. Each Competitive Bid Borrowing shall be in an aggregate amount of no less than the Borrowing Minimum or an integral multiple of the Borrowing Multiple in excess thereof and, following the making of each Competitive Bid Borrowing, the sum of Aggregate Revolving Exposure and the Aggregate Competitive Bid Exposure then outstanding shall not exceed the Aggregate Revolving Commitments. Within the limits and on the conditions set forth in this Section 2.06, any Borrower may from time to time borrow under this Section 2.06, prepay pursuant to Section 2.10 or repay pursuant to Section 2.06(h), and reborrow under this Section 2.06; provided that a Competitive Bid Borrowing shall not be made within two Business Days of the date of any other Competitive Bid Borrowing. The indebtedness of any Borrower resulting from each Competitive Bid Loan made to such Borrower as part of a Competitive Bid Borrowing shall be evidenced by a separate Competitive Bid Note of such Borrower payable to the Revolving Lender, or its registered assigns, making such Competitive Bid Loan.

(h) Repayment of Competitive Bid Loans. On the maturity date of each Competitive Bid Loan provided in the Competitive Bid Note evidencing such Competitive Bid Loan, the applicable Borrower shall repay to the Administrative Agent for the account of the applicable Revolving Lender the then unpaid principal amount of such Competitive Bid Loan in the applicable currency. No Borrower shall have any right to prepay any principal amount of any Competitive Bid Loan except on the terms set forth in the Competitive Bid Note evidencing such Competitive Bid Loan.

(i) Interest on Competitive Bid Loans. Each Borrower that has borrowed a Competitive Bid Loan shall pay interest on the unpaid principal amount of such Competitive Bid Loan from the date of such Competitive Bid Loan to the date the principal amount of such Competitive Bid Loan is repaid in full, at the rate of interest for such Competitive Bid Loan and on the interest payment date or dates set forth in the Competitive Bid Note evidencing such Competitive Bid Loan. If any principal of or interest on any Competitive Bid Loan payable by a Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, payable in arrears on the date or dates interest is payable on such Competitive Bid Loan, at a rate per annum equal at all times to 1% per annum above the rate per annum required to be paid on such Competitive Bid Loan under the terms of the Competitive Bid Note evidencing such Competitive Bid Loan unless otherwise agreed in such Competitive Bid Note.

(j) Independent Lender Obligations. The failure of any Revolving Lender to make the Competitive Bid Loan to be made by it as part of any Competitive Bid Borrowing shall not relieve any other Revolving Lender of its obligation, if any, hereunder to make its Competitive Bid Loan on the date of such Competitive Bid Borrowing, but the offers to make Competitive Bid Loans of the Revolving Lenders are several and no Revolving Lender shall be responsible for the failure of any other Revolving Lender to make the Competitive Bid Loan to be made by such other Revolving Lender on the date of any Competitive Bid Borrowing.

SECTION 2.07 Alternate Rate of Interest. (a) Subject to Section 2.07(b), if:

(i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Loan, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR, the CDO Rate or the EURIBO Rate, as applicable (including because the Relevant Screen Rate is not available or published on a current basis), for such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Daily Simple RFR for the applicable currency; or

(ii) the Administrative Agent is advised by the Required Lenders (or, with respect to its Swingline Loans, by any Swingline Lender) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that the Adjusted Term SOFR, the CDO Rate or the EURIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans for such Interest Period or (B) at any time with respect to any Borrowing, that the applicable Daily Simple RFR will not adequately and fairly reflect the cost to such Lenders (or such Swingline Lender) of making or maintaining (or, in the case of Multicurrency Tranche Revolving Lenders with respect to any Swingline Loan, participating in) their Loans included in such Borrowing;

then the Administrative Agent shall give notice thereof (which may be by telephone) to the Parent Borrower and the Lenders as promptly as practicable thereafter and until (x) the Administrative Agent notifies the Parent Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) in the case of a Committed Borrowing, the applicable Borrower (or the Parent Borrower on its behalf) delivers a new Notice of Conversion/Continuation in accordance with Section 2.05 or a new Notice of Committed Borrowing in accordance with Section 2.02(a), (A) in the case of Loans denominated in US Dollars, any Notice of Conversion/Continuation that requests the Conversion of any Borrowing to, or Continuation of any Committed Borrowing as, a Term Benchmark Borrowing and any Notice of Committed Borrowing that requests a Term Benchmark Borrowing shall instead be deemed to be a Notice of Conversion/Continuation or a Notice of Committed Borrowing, as applicable, for (1) an RFR Borrowing denominated in US Dollars so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.07(a)(i) or 2.07(a)(ii) or (2) a Base Rate Borrowing if the Adjusted Daily Simple SOFR is also the subject of Section 2.07(a)(i) or 2.07(a)(ii) and (B) in the case of Loans denominated in an Alternative Currency, any Notice of Conversion/Continuation that requests the Conversion of any Borrowing to, or Continuation of any Borrowing as, a Term Benchmark Borrowing and any Notice of Committed Borrowing or Notice of Swingline Borrowing that requests a Term Benchmark Borrowing or an RFR Borrowing, in each case, for the relevant Benchmark, shall be ineffective; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Parent Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 2.07(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Parent Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) in the case of a Committed Borrowing, the applicable Borrower delivers a new Notice of Conversion/Continuation in accordance with Section 2.05 or a new Notice of Committed Borrowing in accordance with Section 2.02(a), (A) in the case of Loans denominated in US Dollars, any Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Loan, convert to, and shall constitute, (x) an RFR Loan denominated in US Dollars so long as the Adjusted Daily Simple SOFR is not also the subject of subject of Section 2.07(a)(i) or 2.07(a)(ii)or (y) a Base Rate Loan if the Adjusted Daily Simple SOFR is also the subject of Section 2.07(a)(i) or 2.07(a)(ii), and (B) in the case of Loan denominated in an Alternative Currency, (1) any Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Loan, convert to, and shall constitute, a CBR Loan that bears interest at the Central Bank Rate for the applicable currency plus the CBR Spread; provided that if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable currency cannot be determined, any such affected Loan shall be prepaid in full by the applicable Borrower on the day that the Parent Borrower receives notice thereof from the Administrative Agent, and (2) any RFR Loan shall convert to, and shall constitute, a CBR Loan that bears interest at the Central Bank Rate for the applicable currency plus the CBR Spread; provided that if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable currency cannot be determined, any such affected Loan shall be prepaid in full by the applicable Borrower on the day that the Parent Borrower receives notice thereof from the Administrative Agent.

(b) (i) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” with respect to US Dollars for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any other Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” with respect to any Agreed Currency for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any other Loan Document in respect of any Benchmark setting at or after 5:00 p.m., New York City time, on the fifth Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.

(ii) Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make, in consultation with the Parent Borrower, Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(iii) The Administrative Agent will promptly notify the Parent Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.07(b)(iv) and (E) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, the Parent Borrower or any Lender (or group of Lenders) pursuant to this Section 2.07, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.07.

(iv) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then current Benchmark is a term rate (including the Term SOFR, the CDO Rate or the EURIBO Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(v) Upon the Parent Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the applicable Borrower (or the Parent Borrower on its behalf) may revoke any request for a borrowing of, Conversion to or Continuation of a Term Benchmark Borrowing or RFR Borrowing to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the applicable Borrower will be deemed to have converted any request for (A) a Term Benchmark Borrowing denominated in US Dollars into a request for a borrowing of or Conversion to (1) an RFR Borrowing denominated in US Dollars so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (2) a Base Rate Borrowing if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event or (B) any Term Benchmark Borrowing or RFR Borrowing denominated in an Alternative Currency shall be ineffective. Furthermore, if any Term Benchmark Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Parent Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement for such Agreed Currency is implemented pursuant to this Section 2.07(b), (A) in the case of Loans denominated in US Dollars, any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan convert to, and shall constitute, (1) an RFR Loan denominated in US Dollars so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (2) a Base Rate Loan if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event and (B) in the case of Loan denominated in an Alternative Currency, (1) any Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Loan, convert to, and shall constitute, a CBR Loan that bears interest at the Central Bank Rate for the applicable currency plus the CBR Spread; provided that if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable currency cannot be determined, any such affected Loan shall be prepaid in full by the applicable Borrower on the day that the Parent Borrower receives notice thereof from the Administrative Agent, and (2) any RFR Loan shall convert to, and shall constitute, a CBR Loan that bears interest at the Central Bank Rate for the applicable currency plus the CBR Spread; provided that if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable currency cannot be determined, any such affected Loan shall be prepaid in full by the applicable Borrower on the day that the Parent Borrower receives notice thereof from the Administrative Agent.

SECTION 2.08 Fees.

(a) Unused Line Fee. The Parent Borrower agrees to pay to the Administrative Agent, in US Dollars, for the account of each Revolving Lender, an unused line fee (the “Unused Line Fee”) on the aggregate daily amount of such Revolving Lender’s unused Revolving Commitment, accruing at the Applicable Revolving Unused Line Fee Rate, in each case, from the Closing Date and until the Revolving Maturity Date (or, with respect to the Unused Line Fee accruing with respect to Revolving Commitment of any Class, until all the Revolving Commitments of such Class terminate). The Unused Line Fee accrued through and including the last day of March, June, September and December of each year shall be payable in arrears on the 15th day after such last day (or if not a Business Day, the next following Business Day), commencing on the first such date to occur after the Closing Date; provided that the Unused Line Fee accrued with respect to Revolving Commitment of any Class shall be payable on the date on which all the Revolving Commitments of such Class terminate. For purposes of computing the Unused Line Fees, the unused Revolving Commitment of any Class of any Revolving Lender shall be determined solely on the basis of the outstanding Revolving Loans of such Class of such Revolving Lender and, in the case of a Multicurrency Tranche Revolving Commitment, the Letter of Credit Exposure of such Revolving Lender (and any Swingline Exposure and Competitive Bid Exposure of such Revolving Lender shall not be considered usage of such Lender’s Revolving Commitment of any Class for purposes of this Section 2.08(a)).

(b) Other Fees. The Parent Borrower shall pay to the Administrative Agent for its own account or for the accounts of the Revolving Arrangers or Lenders, as applicable, such fees, and at such times, as shall have been separately agreed between the Parent Borrower and the Administrative Agent or the Revolving Arrangers.

(c) Letter of Credit Fees.

(i) The Parent Borrower shall pay to the Administrative Agent, in US Dollars, for the account of each Multicurrency Tranche Revolving Lender, a fee (the “Letter of Credit Participation Fee”) on the average daily amount of such Lender’s Letter of Credit Exposure (excluding any portion thereof attributable to unreimbursed Letter of Credit Disbursements), accruing at a rate per annum equal to the Applicable Revolving Interest Rate Margin for Term SOFR Loans during the period commencing on the Closing Date to but excluding the later of the date on which such Lender’s Multicurrency Tranche Revolving Commitment terminates and the date on which such Lender ceases to have any Letter of Credit Exposure (other than any Letter of Credit Exposure attributable to Post-Maturity Letter of Credit to the extent that, under Section 2.20, the Multicurrency Tranche Revolving Lenders shall have no participation obligations with respect thereto). The Letter of Credit Participation Fee accrued through and including the last day of March, June, September and December of each year shall be payable in arrears on the 15th day after such last day (or if not a Business Day, the next following Business Day), commencing on the first such date to occur after the Closing Date, and on the date on which all the Multicurrency Tranche Revolving Commitments terminate (and, if any Letter of Credit Exposure shall remain outstanding after the termination of the Multicurrency Tranche Revolving Commitments (other than any Letter of Credit Exposure attributable to Post-Maturity Letter of Credit to the extent that, under Section 2.20, the Multicurrency Tranche Revolving Lenders shall have no participation obligations with respect thereto), on demand thereafter).

(ii) The Parent Borrower shall pay to each Issuing Bank, in US Dollars, for its own account (A) a fronting fee (the “Letter of Credit Fronting Fee”), on the average daily amount of the total Letter of Credit Exposure (excluding any portion thereof attributable to unreimbursed Letter of Credit Disbursements) attributable to each Letter of Credit issued by such Issuing Bank, accruing at a rate per annum as may be separately agreed by the Parent Borrower and such Issuing Bank, during the period commencing on the date of issuance of such Letter of Credit to but excluding the date on which there ceases to be any Letter of Credit Exposure attributable to such Letter of Credit (other than any such Letter of Credit Exposure attributable to Post-Maturity Letters of Credit if alternative arrangements have been agreed with respect thereto by the Parent Borrower and the applicable Issuing Bank pursuant to Section 2.08(c)(iii)), and (B) such Issuing Bank’s standard fees with respect to the issuance, amendment or extension of any Letter of Credit or processing of drawings thereunder. The Letter of Credit Fronting Fee accrued through and including the last day of March, June, September and December of each year shall be payable in arrears on the 15th day after such last day (or if not a Business Day, the next following Business Day), commencing on the first such date to occur after the Closing Date, and on the date on which all the Multicurrency Tranche Revolving Commitments terminate (and, if any such Letter of Credit Exposure shall remain outstanding after the termination of the Multicurrency Tranche Revolving Commitments (other than any such Letter of Credit Exposure attributable to Post-Maturity Letters of Credit if alternative arrangements have been agreed with respect thereto by the Parent Borrower and the applicable Issuing Bank pursuant to Section 2.08(c)(iii)), on demand thereafter). Any other fees payable to any Issuing Bank pursuant to this paragraph shall be payable within 30 days after demand.

(iii) The Parent Borrower shall pay to each Issuing Bank, in US Dollars, for its own account a Letter of Credit fee with respect to each Post-Maturity Letter of Credit during the period from the Revolving Maturity Date to but excluding the date on which such Post-Maturity Letter of Credit expires, at a rate and payable on such dates during such period as the applicable Issuing Bank and the Parent Borrower shall reasonably agree upon at the time of issuance of such Post-Maturity Letter of Credit.

SECTION 2.09 Termination, Reduction or Redesignation of Commitments; Extension of Revolving Maturity Date.

(a) Termination, Reduction or Redesignation of Commitments. (i) The Parent Borrower shall have the right, upon at least three Business Days’ notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Lenders of any Class; provided that each partial reduction of the Commitments of any Class shall be in the aggregate amount of no less than US$25,000,000 or the remaining balance if less than US$25,000,000; and provided further that (A) the aggregate amount of the Revolving Commitments of the Lenders of any Class shall not be reduced to an amount that (A) is less than the sum of the Aggregate Revolving Exposures and the Aggregate Competitive Bid Exposures then outstanding or (B) would cause the Revolving Exposure of any Class then outstanding of any Revolving Lender to exceed its Revolving Commitment of such Class. Each notice delivered by the Parent Borrower pursuant to this Section 2.09(a) shall be irrevocable; provided that any such notice may state that it is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked if such condition is not satisfied by the Parent Borrower delivering (on or prior to the specified effective date) notice thereof to the Administrative Agent. Any termination or reduction of the Commitments shall be permanent.

(ii) Unless previously terminated, (A) the Term Commitments shall automatically terminate at the time specified in the applicable Increase Amendment and (B) unless extended pursuant to Section 2.09(b), the Revolving Commitments shall automatically terminate on the Revolving Maturity Date.

(iii) Any US Tranche Revolving Lender may, subject to the prior written consent of the Parent Borrower, elect to convert all, but not less than all, of its US Tranche Revolving Commitment into a Multicurrency Tranche Revolving Commitment. Any such conversion shall be effected pursuant to a written agreement among the Parent Borrower, such US Tranche Revolving Lender and the Administrative Agent. Any US Tranche

Revolving Commitment converted pursuant to this paragraph shall for all purposes hereof and of the other Loan Documents constitute a Multicurrency Tranche Revolving Commitment and the converting US Tranche Revolving Lender shall, to the extent of the amount of its US Tranche Revolving Commitment so converted, constitute a Multicurrency Tranche Revolving Lender and shall have all the rights and obligations of a Multicurrency Tranche Revolving Lender hereunder and under the other Loan Documents, in each case as of the effectiveness of such conversion. In furtherance of the foregoing, upon the effectiveness of any such conversion, the Multicurrency Tranche Revolving Percentages of the Multicurrency Tranche Revolving Lenders, and their respective Letter of Credit Exposures and Swingline Exposures, shall automatically be adjusted to give effect to such conversion. If on the date of any such conversion, there are any Multicurrency Tranche Revolving Loans outstanding, such Multicurrency Tranche Revolving Loans shall on such date be prepaid from the proceeds of new Multicurrency Tranche Revolving Loans made by the Multicurrency Tranche Revolving Lenders in accordance with their new Multicurrency Tranche Revolving Percentages (determined reflecting such conversion), which prepayment (other than a prepayment of Base Rate Loans prior to the end of the Revolving Availability Period) shall be accompanied by accrued interest on the Multicurrency Tranche Revolving Loans being prepaid and any costs incurred by any Multicurrency Tranche Revolving Lender in accordance with Section 9.04(b). The Administrative Agent and the Lenders hereby agree that the minimum borrowing, revolving borrowing and revolving payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.

(b) Extension of Revolving Maturity Date. (i) The Parent Borrower may, by written notice to the Administrative Agent delivered at least 30 days prior to the Revolving Maturity Date then in effect (the “Existing Revolving Maturity Date”), request that each Revolving Lender consent to an extension of the Revolving Maturity Date for an additional one year; provided that (A) not more than one such extension may be requested in any period of 12 months and (B) the Revolving Maturity Date following any such extension shall not be a date that is more than five years after the applicable Extension Closing Date.

(ii) The Administrative Agent shall promptly notify each Revolving Lender of such request and each Revolving Lender shall, in its sole discretion, notify the Administrative Agent in writing, no later than 20 days following receipt of such notice from the Administrative Agent, whether such Revolving Lender will consent to the requested extension (each Revolving Lender consenting to the requested extension, an “Extending Lender”). The failure of any Revolving Lender to notify the Administrative Agent of its consent to any requested extension shall be deemed a rejection by such Lender of such request (each Revolving Lender rejecting or deemed to have rejected the requested extension, a “Non-Extending Lender”).

(iii) If Revolving Lenders constituting a Majority in Interest of the Revolving Lenders shall have agreed to extend the Revolving Maturity Date, then, effective as of the Extension Closing Date with respect thereto, the Revolving Maturity Date applicable to the Extending Lenders shall be the first anniversary of the Existing Revolving Maturity Date; provided that no extension of the Revolving Maturity Date pursuant to this Section 2.09(b)

shall become effective unless (the first date on which such consent of the Majority in Interest of the Revolving Lenders is obtained and the conditions specified in this proviso are satisfied with respect to the applicable extension being called the “Extension Closing Date”) (i) the representations and warranties contained in Section 4.01 shall be true and correct in all material respects (in the case of any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” or by similar language, in all respects) on and as of the Extension Closing Date, as though made on and as of the Extension Closing Date, (ii) no Default or Event of Default shall have occurred and be continuing as of the Extension Closing Date and (iii) the Administrative Agent shall have received a certificate dated the Extension Closing Date and executed by a Responsible Officer of the Parent Borrower to the effect that the conditions set forth in clauses (i) and (ii) above have been satisfied. It is understood and agreed that (A) subject to any assignment thereof in accordance with Section 9.07(h) to an Eligible Assignee that is, or upon such assignment becomes, an Extending Lender, the Revolving Commitment of each Non-Extending Lender shall terminate on the Existing Revolving Maturity Date, and the principal amount of any outstanding Revolving Loans made by Non-Extending Lenders, together with any accrued interest thereon and any accrued fees and other amounts payable to or for the account of such Non-Extending Lenders hereunder, shall be due and payable on the Existing Revolving Maturity Date, and on the Existing Revolving Maturity Date the Borrowers shall also make such other prepayments of Revolving Loans or Swingline Loans pursuant to Section 2.10 as shall be required in order that, after giving effect to the termination of the Revolving Commitments of, and all payments to, Non-Extending Lenders, (x) no Revolving Lender’s Revolving Exposure of any Class shall exceed such Revolving Lender’s Revolving Commitment of such Class, (y) the sum of the Aggregate Revolving Exposure and the Aggregate Competitive Bid Exposure then outstanding shall not exceed the Aggregate Revolving Commitments and (z) the Revolving Loans of any Class are held by the Revolving Lenders of such Class in accordance with their respective Revolving Commitments of such Class, and (B) the Revolving Maturity Date, as such term is used in reference to Letters of Credit or Swingline Loans, may not be extended in respect of any Issuing Bank or Swingline Lender, as applicable, without the prior written consent of such Issuing Bank or Swingline Lender, as applicable (it being understood and agreed that in the event any Issuing Bank or Swingline Lender shall not have consented to any such extension (x) such Issuing Bank shall continue to have all the rights and obligations of an Issuing Bank hereunder, and such Swingline Lender shall continue to have all the rights and obligations of a Swingline Lender hereunder, in each case through the Existing Revolving Maturity Date, and thereafter shall have no obligation to issue, amend or extend any Letter of Credit or to make any Swingline Loan (but shall continue to be entitled to the benefits hereof as to Letters of Credit issued or Swingline Loans made, as applicable, prior to such time), and (y) the Borrowers shall cause the Letter of Credit Exposure attributable to Letters of Credit issued by such Issuing Bank and the Swingline Exposure attributable to Swingline Loans made by such Swingline Lender to be zero on the Existing Revolving Maturity Date).

(iv) If the Revolving Commitment of any Non-Extending Lender is assigned pursuant to Section 9.07(h), then the assignee thereof shall be deemed, for all purposes hereof, to be an Extending Lender with respect to the applicable extension and, to the extent of the Revolving Commitment so assigned, shall have all the rights and obligations of an Extending Lender of the applicable Class, in each case as of the effectiveness of such assignment.

(v) In connection with any extension of the Revolving Maturity Date pursuant to this Section 2.09(b), the Administrative Agent, Kraft Heinz and the Parent Borrower may, without the consent of any Lender, effect such amendments to this Agreement as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to give effect to the provisions of this Section 2.09(b).

SECTION 2.10 Prepayments of Committed Loans and Swingline Loans.

(a) Optional Prepayments of Committed Loans and Swingline Loans. Each Borrower may (i) in the case of any Term Benchmark Loan, upon notice given to the Administrative Agent not later than 11:00 a.m., New York City time, at least three Business Days prior to the date of the proposed prepayment, (ii) in the case of an RFR Loan (other than a Swingline Loan), upon notice given to the Administrative Agent not later than 11:00 a.m., New York City time, at least three RFR Business Days prior to the date of the proposed prepayment, (iii) in the case of any Base Rate Loan or any Canadian Prime Rate Loan, upon notice given to the Administrative Agent not later than 11:00 a.m., New York City time, on the date of the proposed prepayment or (iv) in the case of any Swingline Loan, upon notice given to the Administrative Agent and the applicable Swingline Lender not later than 11:00 a.m., London time, on the date of the proposed prepayment, in each case stating the Committed Borrowing or the Swingline Loan to be prepaid and the proposed date and aggregate principal amount and currency of the prepayment, prepay any Committed Borrowing or any Swingline Loan, in whole or ratably in part, in each case, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that (A) each partial prepayment of any Committed Borrowing shall be in an aggregate amount that would be permitted in the case of an advance of a Committed borrowing in the applicable currency as provided in Section 2.01(b) and (B) in the event of any such prepayment of a Term Benchmark Loan, such Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 9.04(b). Upon the giving of any such notice, the applicable Borrower shall be obligated to prepay as set forth therein the applicable Committed Borrowing or Swingline Loan; provided that any such notice may state that it is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked if such condition is not satisfied by the applicable Borrower delivering (on or prior to the time such prepayment would otherwise be required to be made) notice thereof to the Administrative Agent. Each prepayment of a Committed Borrowing shall be applied ratably to the Committed Loans included in the prepaid Borrowing. Any prepayment of a Committed Borrowing (other than a prepayment of a Revolving Borrowing comprised of Base Rate Loans prior to the end of the Revolving Availability Period) or a Swingline Loan shall be accompanied by accrued interest to the date of such prepayment on the principal amount prepaid. In the event of any such prepayment of a Term Benchmark Loan, the applicable Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 9.04(b).

(b) Mandatory Prepayments of Revolving Borrowings and Swingline Loans. If, on any date, (i) the Aggregate Alternative Currency Revolving Exposure shall exceed the Alternative Currency Sublimit, (ii) the Aggregate Multicurrency Tranche Revolving Exposure shall exceed the Aggregate Multicurrency Tranche Revolving Commitments, (iii) the Aggregate US Tranche Revolving Exposure shall exceed the Aggregate US Tranche Revolving Commitments or (iv) the sum of the Aggregate Revolving Exposure and the Aggregate Competitive Bid Exposure shall exceed the Aggregate Revolving Commitments, then (A) on the last day of any Interest Period for any Revolving Loans of the applicable Class that are Term SOFR Loans (other than in the case of clause (i) above), EURIBO Rate Loans or CDO Rate Loans and (B) on any other day on which any Revolving Loans of the applicable Class that are Base Rate Loans or Canadian Prime Rate Loans or any Swingline Loans are outstanding, the applicable Borrowers shall prepay Revolving Loans of the applicable Class or Swingline Loans in an aggregate amount equal to the lesser of (1) the amount necessary to eliminate such excess (after giving effect to any other prepayment of Loans on such day) and (2) the amount of the applicable Revolving Borrowings or Swingline Loans referred to in clause (A) or (B). If, on any date, (i) the Aggregate Alternative Currency Revolving Exposure shall exceed 105% of the Alternative Currency Sublimit, (ii) the Aggregate Multicurrency Tranche Revolving Exposure shall exceed 105% of the Aggregate Multicurrency Tranche Revolving Commitments, (iii) the Aggregate US Tranche Revolving Exposure shall exceed 105% of the Aggregate US Tranche Revolving Commitments or (iv) the sum of the Aggregate Revolving Exposure and the Aggregate Competitive Bid Exposure shall exceed 105% of the Aggregate Revolving Commitments, then the applicable Borrowers shall, not later than the next Business Day, prepay one or more Revolving Borrowings and Swingline Loans (and, if no Revolving Borrowings or Swingline Loans are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.20(g)) in an aggregate amount equal to the lesser of (1) the amount necessary to eliminate such excess and (2) the Aggregate Revolving Exposure. The Parent Borrower shall notify the Administrative Agent of any mandatory prepayment of any Borrowing under this Section 2.10(b) in the manner and within the time period (or as soon thereafter as practicable) as set forth in Section 2.10(a) for an optional prepayment of a Borrowing of such Class and Type. Each prepayment of a Committed Borrowing shall be applied ratably to the Committed Loans included in the prepaid Borrowing. Any prepayment of a Committed Borrowing (other than a prepayment of a Revolving Borrowing comprised of Base Rate Loans prior to the end of the Revolving Availability Period) or a Swingline Loan shall be accompanied by accrued interest to the date of such prepayment on the principal amount prepaid. In the event of any such prepayment of a Term Benchmark Loan, the applicable Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 9.04(b).

SECTION 2.11 Increased Costs.

(a) Costs from Change in Law or Authorities. If, due to either (i) the introduction or taking effect after the date hereof of any law or regulation, or any change after the date hereof in or in the interpretation, application or administration of, any law or regulation or (ii) the compliance with any guideline, rule, directive or request promulgated after the date hereof from any Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to any Lender or Issuing Bank of agreeing to make or making, funding or maintaining Loans or agreeing to issue or participate or issuing or participating in any Letter of Credit (excluding for purposes of this Section 2.11(a) any such increased costs resulting from (i) Taxes or Other Taxes (as to which Section 2.14 shall govern) and (ii) taxes referred to in Sections 2.14(a)(i), 2.14(a)(ii), 2.14(a)(iii), 2.14(a)(iv) or 2.14(a)(v)), then the Parent Borrower shall within 20 Business Days after receipt by the Parent Borrower of demand by such Lender or Issuing Bank (with a copy of such demand to the Administrative Agent), pay to such Lender or

Issuing Bank additional amounts sufficient to compensate such Lender or Issuing Bank for such increased cost; provided, however, that before making any such demand, each Lender and Issuing Bank agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different lending or issuing office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost and would not, in the reasonable judgment of such Lender or Issuing Bank, be otherwise disadvantageous to such Lender or Issuing Bank. A certificate as to the amount of such increased cost submitted to the Parent Borrower and the Administrative Agent by such Lender or Issuing Bank shall be conclusive and binding upon all parties hereto for all purposes, absent manifest error.

(b) Reduction in Lender’s Rate of Return. In the event that, after the date hereof, the implementation or taking effect of, or any change in, any law or regulation, or any guideline, rule, directive or request (whether or not having the force of law) or the interpretation, application or administration thereof by any Governmental Authority charged with the administration thereof, imposes, modifies or deems applicable any capital adequacy, liquidity or similar requirement (including, without limitation, a request or requirement which affects the manner in which any Lender or Issuing Bank or its parent company allocates capital resources to its Commitments and its other obligations hereunder) and as a result thereof, in the determination of such Lender or Issuing Bank, the rate of return on such Lender’s or Issuing Bank’s or its parent company’s capital as a consequence of its obligations hereunder is reduced to a level below that which such Lender or Issuing Bank could have achieved but for such circumstances (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s parent company with respect to capital adequacy, liquidity or similar requirements), then, in each such case, the Parent Borrower shall within 20 Business Days after receipt by the Parent Borrower of demand by such Lender or Issuing Bank pay to such Lender or Issuing Bank such additional amount or amounts as shall compensate such Lender or Issuing Bank for such reduction in rate of return. A certificate of such Lender or Issuing Bank as to any such additional amount or amounts shall be conclusive and binding for all purposes, absent manifest error. Except as provided below, in determining any such amount or amounts each Lender and Issuing Bank may use any reasonable averaging and attribution methods. Notwithstanding the foregoing, each Lender and Issuing Bank shall take all reasonable actions (consistent with its internal policy and legal and regulatory restrictions) to avoid the imposition of, or reduce the amounts of, such increased costs, provided that such actions, in the reasonable judgment of such Lender or Issuing Bank, will not be otherwise disadvantageous to such Lender or Issuing Bank and, to the extent possible, each Lender will calculate such increased costs based upon the capital requirements for its Loans and unused Commitment hereunder and not upon the average or general capital requirements imposed upon such Lender.

(c) The Parent Borrower shall pay to each Lender (i) as long as such Lender shall be required by a central banking or financial regulatory authority with regulatory authority over such Lender to maintain reserves with respect to liabilities or assets consisting of or including funds or deposits obtained in the applicable interbank market, additional interest on the unpaid principal amount of each EURIBO Rate Loan or CDO Rate Loan equal to the actual costs of such reserves allocable to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the

Commitments or the funding of the EURIBO Rate Loans or CDO Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error), which in each case shall be due and payable on each date on which interest is payable on such Loan; provided that the Parent Borrower shall have received a written notice requesting such additional interest or costs from such Lender at least 15 days prior to such date (and, in the event such notice shall have been delivered after such time, then such additional interest or costs shall be due and payable 15 days after receipt of such notice).

(d) Dodd-Frank Wall Street Reform and Consumer Protection Act; Basel III. Notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall, in each case be deemed to be a change in law or regulation after the date hereof regardless of the date enacted, adopted or issued.

(e) Requests for Compensation. Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section 2.11 shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation; provided that no Borrower shall be required to compensate a Lender or Issuing Bank pursuant to this Section 2.11 for any increased costs or reductions if such Lender or Issuing Bank fails to notify the Parent Borrower within 180 days after it obtains actual knowledge (or, in the exercise of ordinary due diligence, should have obtained actual knowledge) thereof and such Lender or Issuing Bank shall only be entitled to receive such compensation for any losses incurred by it or amounts to which it would otherwise be entitled from and after the date 180 days prior to the date such Lender or Issuing Bank provided notice thereof to the Parent Borrower of the circumstances giving rise to such increased costs or reductions and of such Lender’s or Issuing Bank’s claim for compensation therefor; provided further that, if the circumstances giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 2.12 Illegality. Notwithstanding any other provision of this Agreement, if any Lender shall notify the Administrative Agent that the introduction or taking effect of, or any change in, or in the interpretation, application or administration of, any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for any Lender to perform its obligations hereunder to make Term Benchmark Loans, RFR Loans or Floating Rate Bid Loans, or to fund or maintain Term Benchmark Loans, RFR Loans or Floating Rate Bid Loans, or to charge interest on Base Rate Loans by reference to the Adjusted Term SOFR component of the Base Rate, (a) each affected Term SOFR Loan or Floating Rate Bid Loan, as the case may be, of such Lender that is denominated in US Dollars and made to the Parent Borrower or a Borrower that is a Domestic Subsidiary will automatically, upon such demand, be Converted into a Base Rate Loan or a Loan that bears interest at the rate set forth in Section 2.04(a)(i), as applicable, (b) each affected CDO Rate Loan or Floating Rate Bid Loan, as the case may be, of such Lender denominated in Canadian Dollars will automatically, upon such demand, be Converted into a Canadian Prime Rate Loan or a Loan that bears interest at the rate set forth in Section 2.04(a)(vii), as applicable, (c) each other affected Term SOFR Loan, RFR Loan or Floating Rate Bid Loan, as the case may be, of such Lender denominated in Sterling or Euro will, upon such demand, be prepaid, (d) the obligation of the applicable Lender to make affected Term Benchmark Loans, RFR Loans or Floating Rate Bid Loans, to Convert Base Rate Loans into Term SOFR Loans or to Convert Canadian Prime Rate Loans into CDO Rate Loans, as applicable, shall be suspended, (e) if such notice asserts the illegality of charging interest on Base Rate Loans by reference to the Adjusted Term SOFR component of the Base Rate, the interest rate on such Base Rate Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Adjusted Term SOFR component of the Base Rate, in each case, until such Lender shall notify the Administrative Agent and the Parent Borrower that the circumstances causing such suspension no longer exist, in each case, subject to Section 9.04(b) hereof; provided, however, that before making any such demand, each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different lending office if the making of such a designation would allow such Lender or its applicable lending office to continue to perform its obligations to make the applicable Term Benchmark Loans, RFR Loans or Floating Rate Bid Loans, to continue to fund or maintain the applicable Term Benchmark Loans, RFR Loans or Floating Rate Bid Loans or to continue to charge interest on Base Rate Loans by reference to the Adjusted Term SOFR component of the Base Rate, as the case may be, and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.

SECTION 2.13 Payments and Computations.

(a) Time and Distribution of Payments. Each Borrower shall make each payment hereunder or under each other Loan Document, without condition or deduction for any set-off, counterclaim, defense or recoupment, prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, then, (i) in the case of payments in US Dollars, prior to 1:00 p.m., New York City time, (ii) in the case of payments made in Canadian Dollars, prior to 1:00 p.m., Toronto time, (iii) in the case of payments made in Sterling, prior to 1:00 p.m., London time, (iv) in the case of payments made in Euros, prior to 1:00 p.m., Brussels time and, in the case of payments in any other currency, no later than the Applicable Time specified by the Administrative Agent), on the day when due to the Administrative Agent at the Administrative Agent Account in same day funds, except that payments required to be made directly to any Issuing Bank or Swingline Lender shall be made to such Issuing Bank or Swingline Lender and payments pursuant to Sections 2.11, 2.14 and 9.04 shall be made directly to the Persons entitled thereto. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. The Administrative Agent will distribute, in like funds, any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. All payments hereunder of principal or interest in respect of any Loan or Letter of Credit Disbursement shall, except as otherwise expressly provided herein, be made in the currency of such Loan or Letter of Credit Disbursement; all other payments hereunder and under the other Loan Documents shall be made in US Dollars. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment.

(b) Computation of Interest and Fees. All computations of (i) interest based on the Base Rate at times when the Base Rate is based on the Prime Rate, (ii) interest on Committed Borrowings denominated in Sterling and (iii) interest on Committed Borrowings denominated in Canadian Dollars shall be made by the Administrative Agent on the basis of a year of 365 days (or 366 days in a leap year). All other computations of interest in respect of Committed Loans or Swingline Loans and all computations of Unused Line Fees and Letter of Credit Participation Fees shall be made by the Administrative Agent, and all computations of the Letter of Credit Fronting Fees shall be made by the applicable Issuing Bank, in each case on the basis of a year of 360 days. All computations of interest in respect of Competitive Bid Loans shall be made by the Administrative Agent on the basis of a year of 360 days in the case of Floating Rate Bid Loans and on the basis of a year of 365 (or 366 days in a leap year) in the case of Fixed Rate Bid Loans, as specified in the applicable Notice of Competitive Bid Notice. Computations of interest or Unused Line Fees, Letter of Credit Participation Fees and Letter of Credit Fronting Fees shall in each case be made for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent (or, in the case of Letter of Credit Fronting Fees, by the applicable Issuing Bank), of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(c) Interest Act (Canada). For purposes of disclosure pursuant to the Interest Act (Canada), (i) the annual rates of interest or fees to which the rates of interest or fees provided in this Agreement and the other Loan Documents (and stated herein or therein, as applicable, to be computed on the basis of a 360 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 360 or such other period of time, respectively, (ii) the principle of deemed reinvestment of interest shall not apply to any interest calculation under this Agreement; and (iii) the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

(d) Payment Due Dates. Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or Unused Line Fees, Letter of Credit Participation Fees or Letter of Credit Fronting Fees, as the case may be; provided, however, that if such extension would cause payment of interest on or principal of Term Benchmark Loans or Floating Rate Bid Loans to be made in the next following calendar month, such payment shall be made on the immediately preceding Business Day.

(e) Presumption of Borrower Payment. Unless the Administrative Agent receives notice from any Borrower prior to the date on which any payment is due to any Lenders or an Issuing Bank hereunder that such Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to such Lenders or such Issuing Bank on such due date an amount equal to the amount then due such Lenders or such Issuing Bank. If and to the extent such Borrower has not made such payment in full to the Administrative Agent, then each of the applicable Lenders or such Issuing Bank, as the case may be, shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender or such Issuing Bank, together with interest thereon, for each day from the date such amount is distributed to such Lender or such Issuing Bank until the date such Lender or such Issuing Bank repays such amount to the Administrative Agent (i) in the case of payments denominated in US Dollars, the higher of (A) the NYFRB Rate and (B) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation in US Dollars or (ii) in the case of payments denominated in any other currency, a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation in the applicable currency.

SECTION 2.14 Taxes.

(a) Any and all payments by Kraft Heinz or any Borrower hereunder or under any other Loan Document shall be made, in accordance with Section 2.13, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities (including penalties, interest, additions to taxes and expenses) with respect thereto (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities, excluding, (i) in the case of each Lender and the Administrative Agent, taxes imposed on its net income, franchise taxes and branch profits taxes imposed on it, in each case, as a result of such Lender or the Administrative Agent (as the case may be) being organized under the laws of the taxing jurisdiction, (ii) in the case of each Lender, taxes imposed on its net income, franchise taxes and branch profits taxes imposed on it, in each case, as a result of such Lender having its lending office in the taxing jurisdiction, (iii) in the case of each Lender and the Administrative Agent, taxes imposed on its net income, franchise taxes and branch profits taxes imposed on it, and any tax imposed by means of withholding, in each case, to the extent such tax is imposed solely as a result of a present or former connection (other than a connection arising from such Lender or the Administrative Agent having executed, delivered, enforced, become a party to, performed its obligations, received payments, received or perfected a security interest under, and/or engaged in any other transaction pursuant to this Agreement or any other Loan Document) between such Lender or the Administrative Agent, as the case may be, and the taxing jurisdiction, (iv) in the case of each Lender and the Administrative Agent, any taxes imposed pursuant to FATCA, and (v) in the case of each Lender and the Administrative Agent, any Home Jurisdiction U.S. Withholding Tax to the extent that such tax is imposed with respect to any payments pursuant to any law in effect at the time such Lender becomes a party hereto (or changes its lending office), except (A) to the extent of the additional amounts in respect of such taxes under this Section 2.14 to which such Lender’s assignor (if any) or such Lender’s prior lending office (if any) was entitled, immediately prior to such assignment or change in its lending office or (B) if such Lender becomes a party hereto pursuant to an Assignment and Assumption upon the demand of the Parent Borrower, are referred to herein as “Taxes”), except as required by applicable law. If any applicable withholding agent shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any other Loan Document to any Lender or the Administrative Agent, (i) the sum payable by the applicable Borrower or Kraft Heinz shall be increased as may be necessary so that after all required deductions (including deductions applicable to additional sums payable under this Section 2.14) have been made, such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable withholding agent shall make such deductions and (iii) the applicable withholding agent shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

(b) In addition, Kraft Heinz, the Parent Borrower and each other applicable Borrower shall pay any present or future stamp, court or documentary, intangible, recording, filing or similar taxes (other than Taxes or taxes excluded from the definition of “Taxes” in Section 2.14(a)) that arise from any payment made hereunder or under any other Loan Document or from the execution, delivery, enforcement or registration of, performing under, the perfection of a security interest under, or otherwise with respect to, this Agreement or any other Loan Document, other than any such taxes imposed by reason of an Assignment and Assumption (hereinafter referred to as “Other Taxes”).

(c) Kraft Heinz, the Parent Borrower and each other Borrower shall indemnify each Lender and the Administrative Agent for and hold it harmless against the full amount of Taxes or Other Taxes (including, without limitation, Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.14) payable or paid by such Lender or the Administrative Agent (as the case may be), and any liability (including penalties, interest, additions to taxes and reasonable expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. A certificate as to the amount of such payment or liability delivered to the Parent Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. This indemnification shall be made within 30 days from the date such Lender or the Administrative Agent (as the case may be), makes written demand therefor; provided, that if the applicable Lender or the Administrative Agent (as the case may be) fails to provide notice to the Parent Borrower of the imposition of any Taxes or Other Taxes within 60 days following the actual receipt of written notice from the applicable Governmental Authority of the imposition of such Taxes or Other Taxes, there will be no obligation for Kraft Heinz or any Borrower to make a payment to such Lender or the Administrative Agent (as the case may be) pursuant to this Section 2.14(c) in respect of any related penalties, interest, additions to taxes and reasonable expenses attributable to the period beginning after such 60th day and ending 10 days after the Parent Borrower receives notice from such Lender or the Administrative Agent (as the case may be). Neither Kraft Heinz nor any Borrower will have any obligation to make a payment to any Lender or the Administrative Agent (as the case may be) pursuant to this Section 2.14(c) in respect of any portion of any penalties, interest, additions to taxes and reasonable expenses that are found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Lender or the Administrative Agent (as the case may be).

(d) As soon as practicable after the date of any payment of Taxes or Other Taxes, Kraft Heinz, the Parent Borrower and each other applicable Borrower shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) Each Lender, on or prior to the date of its execution and delivery of this Agreement or, in the case of any Lender that becomes a party hereto after the Closing Date, on or prior to the date it becomes a party hereto, and at the time or times reasonably requested, shall provide each of the Administrative Agent, Kraft Heinz, the Parent Borrower and each other applicable Borrower with any form or certificate that is required by any United States federal taxing authority to certify such Lender’s entitlement to any applicable exemption from or reduction in, Home Jurisdiction U.S. Withholding Tax in respect of any payments hereunder or under any other Loan Document (including, if applicable, two copies of Internal Revenue Service Forms W-9, W-8BEN, W-8BEN-E or W-8ECI, as appropriate, or any successor or other form prescribed by the Internal Revenue Service or to the extent a Non-U.S. Lender is not the beneficial owner (for example, where the Non-U.S. Lender is a partnership or a participating Lender that transfers its beneficial ownership through a participation), two copies of Internal Revenue Service Form W-8IMY, accompanied by any applicable certification documents from each beneficial owner) and any other tax documentation reasonably requested by Kraft Heinz, the Parent Borrower, any other Borrower or the Administrative Agent; provided that the completion, execution and submission of such other tax documentation (and only such other tax documentation) shall not be required if in such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Thereafter, each such Lender shall provide additional forms or certificates (i) to the extent a form or certificate previously provided has become inaccurate or invalid or has otherwise ceased to be effective or (ii) as requested in writing by Kraft Heinz, the Parent Borrower, any other Borrower or the Administrative Agent or, if such Lender no longer qualifies for the applicable exemption from or reduction in, Home Jurisdiction U.S. Withholding Tax, promptly notify the Administrative Agent and Kraft Heinz, the Parent Borrower or such other Borrower of its inability to do so. Unless Kraft Heinz, the Parent Borrower, such other Borrower and the Administrative Agent have received forms or other documents from each Lender satisfactory to them indicating that payments hereunder or under any other Loan Document are not subject to Home Jurisdiction U.S. Withholding Taxes or are subject to Home Jurisdiction U.S. Withholding Taxes at a rate reduced by an applicable tax treaty, Kraft Heinz, the Parent Borrower, such other Borrower or the Administrative Agent shall withhold such taxes from such payments at the applicable statutory rate in the case of payments to or for such Lender and Kraft Heinz, the Parent Borrower or such other Borrower shall pay additional amounts to the extent required by paragraph (a) of this Section 2.14 (subject to the exceptions contained in this Section 2.14).

(f) If a payment made to a Lender hereunder or under any other Loan Document would be subject to U.S. Federal withholding tax imposed pursuant to FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Sections 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall, on or prior to the date of its execution and delivery of this Agreement or, in the case of any Lender that becomes a party hereto after the Closing Date, on or prior to the date it becomes a party hereto, provide each of the Administrative Agent, Kraft Heinz, the Parent Borrower and each other applicable Borrower such documentation prescribed by applicable law (including, if applicable, Internal Revenue Service Forms W-8BEN or W-8BEN-E) and such additional documentation reasonably requested by the Administrative Agent, Kraft Heinz, the Parent Borrower or any other Borrower as may be necessary for the Administrative Agent, Kraft Heinz, the Parent Borrower or such other Borrower to comply with their obligations under FATCA and to determine whether such Lender has complied with such Lender’s obligations under FATCA and the amount, if any, to deduct and withhold from such payment. Thereafter, each such Lender shall provide additional documentation (i) to the extent documentation previously provided has become inaccurate or invalid or has otherwise ceased to be effective or (ii) as reasonably requested by the Administrative Agent, Kraft Heinz, the Parent Borrower or any other Borrower. Solely for purposes of this paragraph (f), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(g) In the event that a Designated Subsidiary is a Foreign Subsidiary, each Lender shall promptly complete and deliver to such Borrower and the Administrative Agent, or, at their request, to the applicable taxing authority, so long as such Lender is legally eligible to do so, any certificate or form reasonably requested in writing by such Borrower or the Administrative Agent and required by applicable law in order to secure any applicable exemption from, or reduction in the rate of, deduction or withholding of the applicable Home Jurisdiction Non-U.S. Withholding Taxes for which such Borrower is required to pay additional amounts pursuant to this Section 2.14.

(h) Any Lender claiming any additional amounts payable pursuant to this Section 2.14 agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to select or change the jurisdiction of its lending office if the making of such a selection or change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender be otherwise materially economically disadvantageous to such Lender.

(i) No additional amounts will be payable pursuant to this Section 2.14 with respect to any Tax to the extent such Tax would not have been payable had the Lender fulfilled its obligations under paragraph (e), (f) or (g) of this Section 2.14 as applicable.

(j) If any Lender or the Administrative Agent, as the case may be, obtains a refund of any Tax for which payment has been made pursuant to this Section 2.14, or, in lieu of obtaining such refund, such Lender or the Administrative Agent applies the amount that would otherwise have been refunded as a credit against payment of a liability in respect of Taxes, which refund or credit in the good faith judgment of such Lender or the Administrative Agent, as the case may be, is allocable to such payment made under this Section 2.14, the amount of such refund or credit (together with any interest thereon paid by the relevant Governmental Authority and reduced by reasonable out-of-pocket costs incurred in obtaining such refund or credit and by any applicable taxes) promptly shall be paid to Kraft Heinz or the applicable Borrower to the extent payment has been made in full by Kraft Heinz or such Borrower pursuant to this Section 2.14. Kraft Heinz or the applicable Borrower, upon the request of any Lender or the Administrative Agent, shall repay to such Lender or the Administrative Agent, as applicable, the amount paid over pursuant to this paragraph (j) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such Lender or the Administrative Agent, as applicable, is required to repay such refund or credit to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (j), in no event will any Lender or the Administrative Agent be required to pay any amount to Kraft Heinz or any Borrower pursuant to this paragraph (j) the payment of which would place any Lender or the Administrative Agent in a less favorable net after-tax position than such indemnified party would have been in if the Tax giving rise to such refund or credit had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any Lender or the Administrative Agent to make available its tax returns (or any other information relating to its taxes that it deems confidential) to Kraft Heinz, any Borrower or any other Person.

(k) For purposes of this Section 2.14, the term “Lender” includes any Issuing Bank.

(l) Survival. Each party’s obligations under this Section 2.14 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

SECTION 2.15 Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any principal of or interest on any of its Revolving Loans or Term Loans or its participations in Letter of Credit Disbursements or Swingline Loans in excess of its ratable share of payments on account of any principal of or interest on the Revolving Loans, Term Loans and participations in Letter of Credit Disbursements and Swingline Loans obtained by all the applicable Lenders, such Lender shall forthwith give notice thereof to the Administrative Agent and shall purchase (for cash at face value) from the other Lenders such participations in the Revolving Loans and Term Loans and such subparticipations in participations in Letter of Credit Disbursements and Swingline Loans as shall be necessary to cause such purchasing Lender to share the excess payment ratably with the other Lenders in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans, Term Loans and participations in Letter of Credit Disbursements and Swingline Loans; provided, however, that (a) if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender’s ratable share (according to the proportion of (i) the amount of such Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered and (b) the provisions of this Section 2.15 shall not be construed to apply to any payment made by Kraft Heinz or the Borrowers pursuant to and in accordance with the express terms of this Agreement or the other Loan Documents (for the avoidance of doubt, as in effect from time to time), including Sections 2.09(b)(iii), 2.12, 9.07(h) and 9.08, or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Revolving Loans, Term Loans or participations in Letter of Credit Disbursements or Swingline Loans to any Person that is an Eligible Assignee (as such term is defined from time to time). Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.15 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation.

SECTION 2.16 Evidence of Debt.

(a) Lender Records; Revolving, Term Notes and Swingline Notes. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Class of Loans owing to such Lender from time to time, including the amounts and currencies of principal and interest payable and paid to such Lender from time to time hereunder in respect of such Loans. Each Borrower shall, upon notice by any Lender to such Borrower (with a copy of such notice to the Administrative Agent) to the effect that a Revolving Note, a Term Note or a Swingline Note is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Revolving Loans, Term Loans or Swingline Loans, as the case may be, owing to, or to be made by, such Lender, promptly execute and deliver to such Lender a Revolving Note, a Term Note or a Swingline Note, as applicable, payable to such Lender, or its registered assigns, in a principal amount up to the Revolving Commitment (or, if greater, the aggregate outstanding principal amount of the Revolving Loans of such Lender to such Borrower), the Term Loans or the Swingline Commitment, as applicable, of such Lender.

(b) Record of Borrowings, Payables and Payments. The Register maintained by the Administrative Agent pursuant to Section 9.07(d) shall contain a record of:

(i) the date and amount of each Borrowing made hereunder, the Class, Type and currency of Loans comprising such Borrowing and, if appropriate, the Interest Period applicable thereto;

(ii) the terms of each Assignment and Assumption delivered to and accepted by the Administrative Agent;

(iii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and the Maturity Date applicable to each Loan; and

(iv) the amount of any sum received by the Administrative Agent from the Borrowers hereunder and each Lender’s share thereof.

(c) Evidence of Payment Obligations. Entries made in good faith by the Administrative Agent in the Register pursuant to Section 2.16(b), and by each Lender in its account or accounts pursuant to Section 2.16(a), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from each Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement, absent manifest error; provided, however, that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of any Borrower under this Agreement.

SECTION 2.17 Incremental Facilities.

(a) The Parent Borrower may from time to time (but not more than three times in any calendar year), by written notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders and the Issuing Banks), executed by the Parent Borrower and one or more financial institutions (any such financial institution referred to in this Section 2.17 being called an “Augmenting Lender”), which may include any Lender at such Lender’s sole discretion, cause new Revolving Commitments of any Class or one or more tranches of term loans (each an “Incremental Term Loan”) to be extended by the Augmenting Lenders or cause the existing

Revolving Commitments of any Class of the Augmenting Lenders to be increased, as the case may be (the aggregate amount of such new Revolving Commitments or increases in the existing Revolving Commitments for all Augmenting Lenders on any single occasion being referred to as a “Revolving Commitment Increase”; and any Revolving Commitment Increase or incurrence of Incremental Term Loans on any single occasion, each, an “Increase”), in an amount for each Augmenting Lender set forth in such notice; provided that (i) the amount of each Increase shall be not less than US$25,000,000, except to the extent necessary to utilize the remaining unused maximum amount of all the Increases permitted under this Section 2.17(a), and (ii) the aggregate amount of all the Increases shall not exceed US$1,000,000,000. Each Augmenting Lender (if not then a Lender) shall be subject to the approval of the Administrative Agent and, in the case of a Revolving Commitment Increase with respect to the Multicurrency Tranche Revolving Commitments, each Issuing Bank and each Swingline Lender (which approval shall not be unreasonably withheld or delayed) and shall not be subject to the approval of any other Lenders, and Kraft Heinz, the Parent Borrower and each Augmenting Lender shall execute all such documentation as the Administrative Agent shall reasonably specify to evidence the Revolving Commitment or Incremental Term Loans of such Augmenting Lender and/or its status as a Lender hereunder (such documentation in respect of any Increase together with the notice of such Increase being referred to collectively as the “Increase Amendment” in respect of such Increase). The Increase Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.17.

(b) Upon the effectiveness of each Revolving Commitment Increase pursuant to this Section 2.17, (i) in the case of a Revolving Commitment Increase with respect to the Multicurrency Tranche Revolving Commitments, the Multicurrency Tranche Revolving Percentages of the Multicurrency Tranche Revolving Lenders, and their respective Letter of Credit Exposures and Swingline Exposures, shall automatically be adjusted to give effect to such Revolving Commitment Increase and (ii) if, on the date of effectiveness of such Revolving Commitment Increase, there are any Revolving Loans of the relevant Class outstanding, such Revolving Loans shall on or prior to the effectiveness of such Revolving Commitment Increase be prepaid from the proceeds of new Revolving Loans of such Class made hereunder (reflecting such Revolving Commitment Increase), which prepayment (other than a prepayment of Base Rate Loans prior to the end of the Revolving Availability Period) shall be accompanied by accrued interest on the Revolving Loans of such Class being prepaid and any costs incurred by any Lender in accordance with Section 9.04(b). The Administrative Agent and the Lenders hereby agree that the minimum borrowing, revolving borrowing and revolving payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.

(c) Increases pursuant to this Section 2.17 shall become effective on the date specified in the notice delivered by the Parent Borrower pursuant to the paragraph (a) of this Section or on such other date as shall be agreed upon by the Parent Borrower, the Administrative Agent and the applicable Augmenting Lenders.

(d) Notwithstanding the foregoing, no Increase or addition of an Augmenting Lender shall become effective under this Section 2.17 unless on the date of the effectiveness of such Increase (i) the representations and warranties contained in Section 4.01 shall be true and correct in all material respects (in the case of any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” or by similar language, in all respects) on and as of such date, as though made on and as of such date, (ii) no Default or Event of Default shall have occurred and be continuing as of such date and (iii) the Administrative Agent shall have received a certificate dated such date and executed by a Responsible Officer of the Parent Borrower to the effect that the conditions set forth in clauses (i) and (ii) above have been satisfied.

(e) The Incremental Term Loans (i) shall rank pari passu in right of payment with the other Loans, and (ii) shall have terms identical to those of the other Loans, provided that (a) the Incremental Term Loans may mature and amortize differently than the other Loans, and the terms and conditions applicable to any tranche of Incremental Term Loans maturing after the latest Maturity Date in effect at the time of the incurrence of such Incremental Term Loans may provide for material additional or different financial or other covenants or prepayment requirements applicable only during periods after the latest Maturity Date in effect at the time of the incurrence of such Incremental Term Loans and (B) the Incremental Term Loans may be priced differently than the other Loans.

SECTION 2.18 Use of Proceeds. The proceeds of the Loans and Letters of Credit shall be available (and each Borrower agrees that it shall use such proceeds) for general corporate purposes of Kraft Heinz and its Subsidiaries.

SECTION 2.19 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply:

(a) the Unused Line Fee shall cease to accrue on the Revolving Commitment of such Defaulting Lender pursuant to Section 2.08(a);

(b) the Commitments, Revolving Exposure and Term Loans of such Defaulting Lender shall not be included in determining whether the Required Lenders, Majority in Interest of the Lenders of any Class or any other requisite Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or modification pursuant to Section 9.01); provided that any amendment, waiver or other modification requiring the consent of all Lenders or all Lenders directly and adversely affected thereby shall, except as otherwise provided in Section 9.01, require the consent of such Defaulting Lender in accordance with the terms hereof;

(c) if any Letter of Credit Exposure or Swingline Exposure exists at the time a Multicurrency Tranche Revolving Lender becomes a Defaulting Lender then:

(i) the Swingline Exposure of such Defaulting Lender (other than any portion thereof with respect to which such Defaulting Lender shall have funded its participation as contemplated by Section 2.21(c) and, in the case of any Defaulting Lender that is a Swingline Lender, with its Swingline Exposure being determined as if it were not a Swingline Lender) and the Letter of Credit Exposure of such Defaulting Lender (other than any portion thereof attributable to Unreimbursed Amounts with respect to which such Defaulting Lender shall have funded its participation as contemplated by Section 2.20(e))

shall be reallocated among the Multicurrency Tranche Revolving Lenders that are not Defaulting Lenders in accordance with their respective Multicurrency Tranche Revolving Percentages but only to the extent that, after giving effect to such reallocation, the Multicurrency Tranche Revolving Exposure of any Lender shall not exceed the Multicurrency Tranche Revolving Commitment of such Lender;

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall, within one Business Day following notice by the Administrative Agent, (A) first, prepay the portion of such Defaulting Lender’s Swingline Exposure (other than any portion thereof referred to in the parenthetical in such clause (i)) that has not been reallocated and (B) second, cash collateralize for the benefit of the Issuing Banks the portion of such Defaulting Lender’s Letter of Credit Exposure (other than any portion thereof referred to in the parenthetical in such clause (i)) that has not been reallocated in accordance with the procedures set forth in Section 2.20(g)(i) for so long as such Letter of Credit Exposure is outstanding; provided that neither any such reallocation (partial or otherwise) described in clause (i) above or this clause (ii), nor any payment by a non-Defaulting Lender pursuant thereto will constitute a waiver or release of any claim any Borrower, the Administrative Agent, the Issuing Banks, the Swingline Lenders or any other Lender may have against such Defaulting Lender or cause such Defaulting Lender to be a non-Defaulting Lender;

(iii) if the Borrowers cash collateralize any portion of such Defaulting Lender’s Letter of Credit Exposure pursuant to clause (ii) above, the Borrowers shall not be required to pay any Letter of Credit Participation Fees to such Defaulting Lender pursuant to Section 2.08(c) with respect to such portion of such Defaulting Lender’s Letter of Credit Exposure during the period such Defaulting Lender’s Letter of Credit Exposure is cash collateralized;

(iv) if any portion of the Letter of Credit Exposure of such Defaulting Lender is reallocated pursuant to clause (i) above, then the fees payable to the Multicurrency Tranche Revolving Lenders pursuant to Sections 2.08(a) and 2.08(c) shall be adjusted to give effect to such reallocation; and

(v) if all or any portion of such Defaulting Lender’s Letter of Credit Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Banks or any other Lender hereunder, all Letter of Credit Participation Fees with respect to such Defaulting Lender’s Letter of Credit Exposure shall be payable to the Issuing Banks, ratably based on the portion of such Letter of Credit Exposure attributable to Letters of Credit issued by each Issuing Bank, until and to the extent that such Letter of Credit Exposure is reallocated and/or cash collateralized pursuant to clause (i) or (ii) above; and

(d) so long as a Multicurrency Tranche Revolving Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, extend, amend or increase any Letter of Credit, and no Swingline Lender shall be required to fund any Swingline Loan, in each case, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding Letter of Credit Exposure or Swingline Exposure, as applicable, will be 100% covered by the Multicurrency

Tranche Revolving Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrowers in accordance with Section 2.19(c)(ii), and participating interests in any newly issued or increased Letter of Credit or newly made Swingline Loan shall be allocated among Multicurrency Tranche Revolving Lenders that are not Defaulting Lenders in a manner consistent with Section 2.19(c)(i) (and such Defaulting Lender shall not participate therein).

If the Parent Borrower, the Administrative Agent and, in the case of any Defaulting Lender this a Multicurrency Tranche Revolving Lender, each Issuing Bank and each Swingline Lender agree in writing that a Defaulting Lender has adequately remedied all matters that cause such Lender to be a Defaulting Lender, then (i) in the case of any Defaulting Lender that is a Revolving Lender of any Class, on such date such Revolving Lender shall purchase at par such of the Revolving Loans of such Class (and, in the case of a Defaulting Lender that is a Multicurrency Tranche Revolving Lender, such funded participations in Letter of Credit Disbursements and Swingline Loans) of the other Revolving Lenders of such Class as the Administrative Agent shall determine may be necessary in order for such Revolving Lender to hold such Revolving Loans and such participations in accordance with its ratable share (and, in the case of any Defaulting Lender that is a Multicurrency Tranche Revolving Lender, the Letter of Credit Exposure and the Swingline Exposure of the Multicurrency Tranche Revolving Lenders shall be readjusted to reflect the inclusion of such Multicurrency Tranche Revolving Lender’s Multicurrency Tranche Revolving Commitment and, in the case of any Defaulting Lender that is a Revolving Lender) and (ii) subject to clause (i) above in the case of a Defaulting Lender that is a Revolving Lender, such Lender shall thereupon cease to be a Defaulting Lender (but shall not be entitled to receive any fees ceasing to accrue during the period when it was a Defaulting Lender as set forth in this Section 2.19 and all amendments, waivers or other modifications effected without its consent in accordance with the provisions of Section 9.01 and this Section 2.19 during such period shall be binding on it). The rights and remedies against, and with respect to, a Defaulting Lender under this Section 2.19 are in addition to, and cumulative and not in limitation of, all other rights and remedies that the Administrative Agent, any Borrower, any Issuing Bank, any Swingline Lender or any other Lender may at any time have against, or with respect to, such Defaulting Lender.

SECTION 2.20 Letters of Credit.

(a) Request for Issuance, Amendment or Extension. Subject to the terms and conditions set forth herein, each Borrower may request any Issuing Bank to issue Letters of Credit (or to amend or extend outstanding Letters of Credit) for its own account (or, so long as the Parent Borrower is a co-applicant with respect thereto, the account of any Subsidiary of the Parent Borrower that is not a Borrower, provided that if such Subsidiary is a Foreign Subsidiary, the jurisdiction of organization thereof shall be reasonably satisfactory to the applicable Issuing Bank), denominated in US Dollars, Canadian Dollars, Euro, Sterling or, if such Issuing Bank shall consent thereto, one or more other Alternative Currencies, at any time and from time to time during the period from the Closing Date and until the fifth Business Day prior to the Revolving Maturity Date; provided that after giving effect to such issuance, amendment or extension, (i) the aggregate Letter of Credit Exposures shall not exceed US$300,000,000, (ii) the aggregate Letter of Credit Exposure attributable to Letters of Credit issued by such Issuing Bank shall not (unless otherwise consented to by such Issuing Bank) exceed such Issuing Bank’s Letter of Credit Commitment, (iii) the Multicurrency Tranche Revolving Exposure of any Multicurrency Tranche Revolving Lender shall not exceed its Multicurrency Tranche Revolving Commitment or (iv) the sum of the

Aggregate Revolving Exposure plus the Aggregate Competitive Bid Exposure shall not exceed the Aggregate Revolving Commitments. A Letter of Credit issued by an Issuing Bank shall only be of a type approved for issuance hereunder by such Issuing Bank (it being understood and agreed that standby Letters of Credit shall be deemed of the type that is so approved). Each Letter of Credit shall be issued (or amended or, other than an automatic extension permitted by this paragraph, extended) upon notice, given not later than 12:00 p.m., New York City time, on the third Business Day prior to the proposed date of issuance, amendment or extension of such Letter of Credit, by the applicable Borrower to the Administrative Agent and any Issuing Bank (or, in the case of an amendment or an extension, the applicable Issuing Bank). Each such notice by any Borrower of issuance of a Letter of Credit (a “Notice of Issuance”) shall be in writing in substantially the form of Exhibit E hereto, specifying therein the requested (i) date of such issuance (which shall be a Business Day), (ii) face amount of such Letter of Credit (which must be in US Dollars or an Alternative Currency), (iii) expiration date of such Letter of Credit (which shall be on or prior to the earlier of (A) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any extension thereof, one year after the then-current expiration date at the time of such extension) and (B) the date that is five Business Days prior to the Revolving Maturity Date; provided that any Letter of Credit may contain customary automatic extension provisions agreed upon by the applicable Borrower and the applicable Issuing Bank pursuant to which the expiration date of such Letter of Credit shall automatically be extended for a period of up to 12 months (but not to a date later than the date that is five Business Days prior to the Revolving Maturity Date, unless otherwise permitted pursuant to the immediately succeeding proviso), subject to a right on the part of such Issuing Bank to prevent any such extension from occurring by giving notice to the beneficiary and the Borrower in advance of any such extension; provided further that, with the prior consent of the applicable Issuing Bank, in its sole discretion, a Letter of Credit may be extended beyond the fifth Business Day prior to the Revolving Maturity Date (each such Letter of Credit with an expiration date that is later than five Business Days prior to the Revolving Maturity Date, a “Post-Maturity Letter of Credit”) so long as the applicable Borrower shall Post-Maturity Cash Collateralize in accordance with Section 2.20(g)(ii) such Post-Maturity Letter of Credit); provided further that in the event the Revolving Maturity Date shall have been extended as provided in Section 2.09(b), that no Letter of Credit may expire after the date that is five Business Days prior to any Existing Revolving Maturity Date if, after giving effect to the issuance, amendment or extension of such Letter of Credit, the aggregate Multicurrency Tranche Revolving Commitments of the Extending Lenders would be less than the Letter of Credit Exposure following such Existing Revolving Maturity Date), (iv) name and address of the beneficiary of such Letter of Credit and (v) form of such Letter of Credit (which shall be acceptable to such Issuing Bank in its sole discretion) and shall be accompanied by such application and agreement for Letter of Credit as such Issuing Bank may specify to the applicable Borrower for use in connection with such requested Letter of Credit (including, in connection with the issuance of a Post-Maturity Letter of Credit or the extension of a Letter of Credit, such that, after giving effect to such extension, such Letter of Credit becomes a Post-Maturity Letter of Credit, such documentation, including a reimbursement agreement, as such Issuing Bank may reasonably require in connection with such issuance or extension) (a “Letter of Credit Agreement”). Each such notice by any Borrower of an amendment or extension of a Letter of Credit shall be in writing and shall specify (i) the Letter of Credit to be amended and extended, (ii) the requested date of amendment or extension (which shall be a Business Day) and (iii) such other information as shall be necessary to enable the applicable Issuing Bank to prepare an amendment or an extension of such Letter of Credit. In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall control. Notwithstanding anything to the contrary set forth herein, this Section 2.20 shall not be construed to impose an obligation upon any Issuing Bank to issue, amend or extend any Letter of Credit if (i) any order, judgment or decree of any Governmental Authority shall by its terms purport to enjoin or restrain such Issuing Bank from issuing, amending or extending such Letter of Credit, or any law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit the issuance, amendment or extension of letters of credit generally or such Letter of Credit in particular, (ii) the issuance, amendment or extension of such Letter of Credit would or could reasonably be expected to breach, violate or otherwise be inconsistent with any internal policy of such Issuing Bank or any law or regulation to which such Issuing Bank is, or would be upon issuance, amendment or extension of such Letter of Credit, subject to or (iii) such Letter of Credit is denominated in an Alternative Currency not approved for issuance, amendment or extension by such Issuing Bank.

(b) Issuing Bank Reports. Unless otherwise agreed by the Administrative Agent, each Issuing Bank shall report in writing to the Administrative Agent, promptly after request, such information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such Issuing Bank.

(c) Participations in Letters of Credit. Upon the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) by any Issuing Bank under Section 2.20(a), such Issuing Bank shall be deemed, without further action by any party hereto, to have granted to each Multicurrency Tranche Revolving Lender, and each Multicurrency Tranche Revolving Lender shall be deemed, without further action by any party hereto, to have acquired from such Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Multicurrency Tranche Revolving Percentage of the aggregate amount available to be drawn under such Letter of Credit. Each Multicurrency Tranche Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstances whatsoever, including any amendment or extension of any Letter of Credit, the occurrence and continuance of a Default, any reduction or termination of the Multicurrency Tranche Revolving Commitments or any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Section 3.14 of ISP 98 or any successor publication of the International Chamber of Commerce) permits a drawing to be made under such Letter of Credit after the expiration thereof or of the Multicurrency Tranche Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever; provided that, notwithstanding anything to the contrary contained herein, the Multicurrency Tranche Revolving Lenders shall not have any obligation to reimburse any Issuing Bank for any Letter of Credit Disbursement made under any Post-Maturity Letter of Credit that occurs on or after the Revolving Maturity Date. Each Multicurrency Tranche Revolving Lender further acknowledges and agrees that, in issuing, amending or extending any Letter of Credit, the applicable Issuing Bank shall be entitled to rely, and shall not incur any liability for relying, upon the representation and warranty of the Borrowers deemed made pursuant to Section 3.03.

(d) Letter of Credit Disbursements; Reimbursement; Interim Interest. The Issuing Bank that is the issuer of such Letter of Credit shall, within the time allowed by applicable law or the specific terms of the applicable Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit and, promptly after such examination, shall notify the Administrative Agent and the applicable Borrower, by telephone or email of such demand for payment and whether such Issuing Bank has made or will make a Letter of Credit Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the applicable Borrower of its obligation to reimburse such Letter of Credit Disbursement. The applicable Borrower shall be irrevocably and unconditionally obligated to reimburse the applicable Issuing Bank, by no later than 12:00 p.m., New York City time, on the Business Day immediately following the Business Day that such Borrower receives notice of such Letter of Credit Disbursement, in the applicable currency, for any amounts paid by such Issuing Bank upon any drawing under any Letter of Credit, without presentment, demand, protest or other formalities of any kind; provided that, in the case of any Letter of Credit Disbursement denominated in US Dollars, such Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.02 that such payment be financed with a Revolving Borrowing that is comprised of Base Rate Loans in an equivalent amount and, to the extent so financed, such Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Revolving Borrowing. If the applicable Borrower fails to make such reimbursement payment when due, the applicable Issuing Bank shall notify the Administrative Agent thereof, whereupon (A) if such payment relates to a Letter of Credit denominated in an Alternative Currency, automatically and with no further action required, the obligation of such Borrower to reimburse the applicable Letter of Credit Disbursement shall be permanently converted into an obligation to reimburse the US Dollar Equivalent Amount, calculated using the Exchange Rate on the date of such Letter of Credit Disbursement, of such Letter of Credit Disbursement and (B) in the case of each Letter of Credit Disbursement, the Administrative Agent shall notify each Multicurrency Tranche Revolving Lender of the applicable Letter of Credit Disbursement, the payment then due from such Borrower in respect thereof (the “Unreimbursed Amount”) and such Lender’s Multicurrency Tranche Revolving Percentage of the Unreimbursed Amount. Promptly following receipt of such notice, each Multicurrency Tranche Revolving Lender shall pay to the Administrative Agent, in US Dollars, its Multicurrency Tranche Revolving Percentage of the Unreimbursed Amount, in the same manner as provided in Section 2.02 with respect to Revolving Loans made by such Lender (and Section 2.02 shall apply, mutatis mutandis, to the payment obligations of the Multicurrency Tranche Revolving Lenders under this paragraph), and the Administrative Agent shall promptly remit to the applicable Issuing Bank, in like funds, the amounts so received by it from the Multicurrency Tranche Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the applicable Borrower pursuant to this Section 2.20(d), the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Multicurrency Tranche Revolving Lenders have made payments pursuant to this Section 2.20(d) to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. Any payment made by a Multicurrency Tranche Revolving Lender pursuant to this Section 2.20(d) to reimburse any Issuing Bank for any Letter of Credit Disbursement shall not constitute a Loan and shall not relieve the applicable Borrower of its obligation to reimburse such Issuing Bank for such Letter of Credit Disbursement. All Letter of Credit Disbursements paid by any Issuing Bank and remaining unpaid by the applicable Borrower (whether or not the Multicurrency Tranche Revolving Lender shall have funded their participations in such Letter of Credit Disbursements) shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Base Rate for such day, plus the Applicable Revolving Interest Rate Margin for Base Rate Loans for such day, plus, if such amount remains unpaid for more than three Business Days, 1%. Interest accrued on any Letter of Credit Disbursements shall be paid to the Administrative Agent, for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Multicurrency Tranche Revolving Lender pursuant to this paragraph to reimburse such Issuing Bank for such Letter of Credit Disbursement shall be for the account of such Lender to the extent of such payment.

(e) Obligations Unconditional. The obligations of the Borrowers under Section 2.20(d) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation. the following circumstances:

(i) any lack of enforceability of this Agreement, any Letter of Credit, any Letter of Credit Agreement or any other agreement or instrument, in each case, relating thereto (all of the foregoing being, collectively, the “Letter of Credit Related Documents”);

(ii) the use that may be made of the Letter of Credit by, or any acts or omission of, a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting);

(iii) the existence of any claim, set-off, defense or other rights that the applicable Borrower may have at any time against a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting), the Lenders (including the applicable Issuing Bank) or any other Person, whether in connection with the transactions contemplated by the Letter of Credit Related Documents or any unrelated transaction;

(iv) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

(v) payment under a Letter of Credit to the beneficiary of such Letter of Credit against presentation to the Issuing Bank of a draft or certificate that does not comply with the terms of the Letter of Credit; provided that the determination by the Issuing Bank to make such payment shall not have been the result of its willful misconduct or gross negligence (as finally determined by a court of competent jurisdiction in a final and non-appealable judgment);

(vi) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the applicable Borrower or the relevant currency markets generally;

(vii) any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Section 3.14 of ISP 98 or any successor publication of the International Chamber of Commerce) permits a drawing to be made under such Letter of Credit after the stated expiration date thereof or of the Multicurrency Tranche Revolving Commitments;

(viii) any other act or omission to act or delay of any kind by any Lender, any Issuing Bank, the Administrative Agent or any other Person or any other event or circumstance whatsoever that might, but for the provisions of this clause (viii), constitute a legal or equitable discharge of, or provide a right of setoff against, the applicable Borrower’s obligations hereunder; or

(ix) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrowers.

None of the Administrative Agent, the Lenders or the Issuing Banks or any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any consequence arising from causes beyond the control of the applicable Issuing Bank; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to the applicable Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the applicable Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that the applicable Issuing Bank shall be deemed to have exercised care in each such determination unless a court of competent jurisdiction shall have determined in a final and non-appealable judgment that such Issuing Bank was grossly negligent or acted with willful misconduct in connection with such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, an Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(f) Change in Issuing Banks. (i) Additional Issuing Banks. The Parent Borrower may, at any time and from time to time with the consent of such Lender, designate one or more Multicurrency Tranche Revolving Lenders to act as an Issuing Bank under the terms of this Agreement. The acceptance by a Multicurrency Tranche Revolving Lender of an appointment as an Issuing Bank hereunder shall be evidenced by an agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent (and shall set forth the Letter of Credit Commitment of such Multicurrency Tranche Revolving Lender), executed by the Parent Borrower, the Administrative Agent and such Multicurrency Tranche Revolving Lender, which shall set forth the Letter of Credit Commitment of such Multicurrency Tranche Lender, and, from and after the effective date of such agreement, (i) such Lender shall have all the rights and obligations of an Issuing Bank under this Agreement and (ii) references herein to the term “Issuing Bank” shall be deemed to include such Lender in its capacity as an issuer of Letters of Credit hereunder.

(ii) Termination of an Issuing Bank. The Parent Borrower may terminate the appointment of any Issuing Bank as an “Issuing Bank” hereunder by providing a written notice thereof to such Issuing Bank, with a copy to the Administrative Agent. Any such termination shall become effective upon the earlier of (i) such Issuing Bank acknowledging receipt of such notice and (ii) the 10th Business Day following the date of the delivery thereof; provided that no such termination shall become effective until and unless the Letter of Credit Exposure attributable to Letters of Credit issued by such Issuing Bank (or its branches or Affiliates) shall have been reduced to zero. At the time any such termination shall become effective, the Parent Borrower shall pay all unpaid fees accrued for the account of the terminated Issuing Bank pursuant to Section 2.08(c)(ii) or 2.08(c)(iii). Notwithstanding the effectiveness of any such termination, the terminated Issuing Bank shall remain a party hereto and shall continue to have all the rights of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such termination, but shall not be required to issue any additional Letters of Credit or amend or extend any existing Letter of Credit.

(g) Cash Collateralization. (i) If any Event of Default shall occur and be continuing, on the Business Day that the Parent Borrower receives notice from the Administrative Agent or a Majority in Interest of the Multicurrency Tranche Revolving Lenders demanding the deposit of cash collateral pursuant to this Section 2.20(g)(i), the Borrowers shall deposit (“Cash Collateralize”) in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Multicurrency Tranche Revolving Lenders and the Issuing Banks, an amount in cash in US Dollars equal to the aggregate Letter of Credit Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to Cash Collateralize shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Parent Borrower described in Section 6.01(e). Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrowers under this Agreement to the Multicurrency Tranche Revolving Lenders and the Issuing Banks. The Administrative Agent shall have exclusive dominion and control, as defined in the Uniform Commercial Code of the State of New York, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrowers’ risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse each Issuing Bank for Letter of Credit Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the aggregate Letter of Credit Exposures at such time or, if the maturity of the Revolving Loans has been accelerated (but subject to the consent of Multicurrency Tranche Revolving Lenders with Letter of Credit Exposures representing greater than 50% of the aggregate Letter of Credit Exposures), be applied to satisfy other obligations of the Borrowers under this Agreement. If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of an

Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the applicable Borrower within three Business Days after all Events of Default have been cured or waived. If the Borrowers are required to provide an amount of cash collateral hereunder pursuant to Section 2.19, such amount (to the extent not applied as aforesaid) shall be returned to the applicable Borrower as promptly as practicable to the extent that, after giving effect to such return, no Issuing Bank shall have any exposure in respect of any outstanding Letter of Credit that is not fully covered by the Multicurrency Tranche Revolving Commitments of Lenders that are not Defaulting Lenders and/or the remaining cash collateral and no Event of Default shall have occurred and be continuing.

(ii) If any Post-Maturity Letters of Credit remain outstanding as of the date that is five Business Days prior to the Revolving Maturity Date (such date being referred to herein as the “Cash Collateralization Date”), the applicable Borrower shall, on the Cash Collateralization Date, deposit (“Post-Maturity Cash Collateralize”) in an account with the Issuing Bank that has issued such Post-Maturity Letter of Credit, in the name of such Issuing Bank and for the benefit of such Issuing Bank and, prior to the Revolving Maturity Date, the Multicurrency Tranche Revolving Lenders (each, an “Issuing Bank LC Collateral Account”), an amount in cash equal to 102% of the aggregate amount of all outstanding Post-Maturity Letters of Credit issued by such Issuing Bank. In addition, if (x) a Borrower requests that a Post-Maturity Letter of Credit be issued, or a Letter of Credit be extended (or if any Letter of Credit is automatically extended for an additional one-year period), such that, after giving effect to such renewal, such Letter of Credit becomes a Post-Maturity Letter of Credit, by an Issuing Bank after the Cash Collateralization Date but before the Revolving Maturity Date and (y) such Issuing Bank agrees to issue such Post-Maturity Letter of Credit or extend such Letter of Credit, then, as a condition to such issuance or extension, the applicable Borrower shall deposit in such Issuing Bank’s Issuing Bank LC Collateral Account an amount in cash equal to 102% of the amount of such Post-Maturity Letter of Credit or Letter of Credit to be extended, as applicable. Any such deposits pursuant to this Section 2.20(g)(ii) shall be held by each applicable Issuing Bank in its Issuing Bank LC Collateral Account as collateral for the payment and performance of the obligation of the applicable Borrower to reimburse such Issuing Bank for Letter of Credit Disbursements made by such Issuing Bank under each Post-Maturity Letter of Credit issued by such Issuing Bank. Each Issuing Bank shall have exclusive dominion and control, as defined in the Uniform Commercial Code of the State of New York, including the exclusive right of withdrawal, over its Issuing Bank LC Collateral Account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of each Issuing Bank and at the Borrowers’ risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in each Issuing Bank LC Collateral Account shall be applied by the applicable Issuing Bank to reimburse such Issuing Bank for Letter of Credit Disbursements made by such Issuing Bank in respect of Post-Maturity Letters of Credit for which it has not been reimbursed, fees related to such Post-Maturity Letters of Credit and, to the extent not so applied, shall be held for the satisfaction of the obligation of the Borrowers to reimburse such Issuing Bank for Letter of Credit Disbursements made by such Issuing Bank in respect of Post-Maturity Letters of Credit issued by such Issuing Bank. If an Issuing Bank has issued more than one Post-Maturity Letter of Credit for which cash collateral was provided pursuant to this Section 2.20(g)(ii), upon the cancellation, surrender, or payment of any such Post-Maturity Letter of Credit, the Issuing Bank that issued such Post-Maturity Letter of Credit shall promptly release cash collateral to the applicable Borrower equal to the difference between (A) the total available funds in such Issuing Bank’s Issuing Bank LC Collateral Account and (B) 102% of the aggregate amount of all Post-Maturity Letters of Credit issued by such Issuing Bank that remain outstanding. Promptly after the cancellation, surrender, or payment of all Post-Maturity Letters of Credit issued by an Issuing Bank for which cash collateral was provided pursuant to this Section 2.20(g)(ii), such Issuing Bank shall return to the applicable Borrower all available funds, if any, in such Issuing Bank’s Issuing Bank LC Collateral Account.

(h) LC Exposure Determination.

(i) Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Letter of Credit Agreement related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

(ii) For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the UCP, Rule 3.13 or Rule 3.14 of the ISP or similar terms of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrowers and each Multicurrency Tranche Revolving Lender hereunder shall remain in full force and effect until the Issuing Banks and the Multicurrency Tranche Revolving Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit.

(i) Letters of Credit Issued for Account of Others. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, any Subsidiary that is not a Borrower, or states that any Subsidiary that is not a Borrower is the “account party”, “applicant”, “customer”, “instructing party” or the like of or for such Letter of Credit, and without derogating from any rights of the applicable Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such Letter of Credit, the Parent Borrower (i) shall reimburse, indemnify and compensate the applicable Issuing Bank hereunder for such Letter of Credit (including to reimburse any and all Letter of Credit Disbursements thereunder, the payment of interest thereon and the payment of fees due under Section 2.08) as if such Letter of Credit had been issued solely for the account of the Parent Borrower and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. The Parent Borrower hereby acknowledges that the issuance of Letters of Credit for its Subsidiaries inures to the benefit of the Parent Borrower, and that the Parent Borrower’s business derives substantial benefits from the businesses of its Subsidiaries.

(j) Existing Letters of Credit. Each Existing Letter of Credit shall be deemed, for all purposes of this Agreement (including Sections 2.20(c) and 2.20(d)), to be a Letter of Credit issued hereunder and the Parent Borrower shall be deemed to be the applicant and account party for each Existing Letter of Credit.

SECTION 2.21 Swingline Loans.

(a) Each Swingline Lender severally agrees, on the terms and conditions set forth herein, to make Swingline Loans to any Borrower in Euro from time to time during the period from the Closing Date and while the Multicurrency Tranche Revolving Commitments remain in effect, in an amount that will not result in (i) the Swingline Exposure attributable to Swingline Loans of such Swingline Lender exceeding its Swingline Commitment, (ii) the Multicurrency Tranche Revolving Exposure of any Multicurrency Tranche Revolving Lender exceeding its Multicurrency Tranche Revolving Commitment or (iii) the sum of the Aggregate Revolving Exposure plus the Aggregate Competitive Bid Exposure exceeding the Aggregate Revolving Commitments; provided that no Swingline Lender shall be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, any Borrower may borrow, prepay and reborrow Swingline Loans. The failure of any Swingline Lender to make any Swingline Loan shall not in itself relieve any other Swingline Lender of its obligations hereunder (it being understood, however, that the Swingline Commitments of the Swingline Lenders are several and no Swingline Lender shall be responsible for the failure of any other Swingline Lender to make any Swingline Loan required to be made by such other Swingline Lender).

(b) In order to request a Swingline Loan from any Swingline Lender, the applicable Borrower (or the Parent Borrower on its behalf) shall deliver to such Swingline Lender (with a copy to the Administrative Agent) a notice thereof (a “Notice of Swingline Borrowing”), which shall be in writing and substantially in the form of Exhibit F, signed by its Responsible Officer, not later than 11:00 a.m., London time, on the day of such proposed Swingline Loan. Each Notice of Swingline Borrowing shall be irrevocable and shall specify (i) the name of the applicable Borrower, (ii) the name of the applicable Swingline Lender, (iii) the requested date of such Swingline Loan (which shall be a Business Day and may be the date of the Notice of Swingline Borrowing) and the amount thereof requested to be made by the applicable Swingline Lender and (iv) the location and number of such Borrower’s account to which funds are to be disbursed. The applicable Swingline Lender shall, after receipt of such Notice of Swingline Borrowing, confirm with the Administrative Agent that it has received a copy thereof. Each Swingline Lender shall, subject to the conditions set forth herein, make the requested Swingline Loan available, promptly after receipt of the applicable Notice of Swingline Borrowing, to the applicable Borrower by wire transfer of same day funds to the account specified in the applicable Notice of Swingline Borrowing on the requested date of such Swingline Loan.

(c) Each Borrower shall repay to each Swingline Lender the outstanding principal balance of each Swingline Loan made to such Borrower by such Swingline Lender on the earlier of the date that is the seventh Business Day after such Swingline Loan is made and the Revolving Maturity Date; provided that, on each date that a Revolving Borrowing denominated in Euro is made to the Borrower that shall have borrowed Swingline Loans, such Borrower shall repay all Swingline Loans that were outstanding on the date a Notice of Committed Borrowing with respect to such Revolving Borrowing was given.

(d) Each Swingline Loan shall bear interest at a rate per annum equal at all times to the sum of (i) the Daily Simple ESTR in effect from time to time plus (ii) the Applicable Revolving Interest Rate Margin set forth under the caption “Term Benchmark/RFR Spread” in effect from time to time, payable in arrears on the date such Swingline Loan is due as provided in paragraph (c) of this Section. If any principal of or interest on any Swingline Loan payable by a Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, payable in arrears on the date referred to in paragraph (c) of this Section or, thereafter, on demand, at a rate per annum equal at all times to 1% per annum above the rate per annum otherwise required to be paid on such Swingline Loan as provided above.

(e) Each Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 p.m., London time, on any Business Day require the Multicurrency Tranche Revolving Lenders to acquire participations on such Business Day in all or a portion of the outstanding Swingline Loans made by such Swingline Lender. Such notice shall specify the aggregate amount of Swingline Loans in which Multicurrency Tranche Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Multicurrency Tranche Revolving Lender, specifying in such notice such Lender’s Multicurrency Tranche Revolving Percentage of such Swingline Loan or Swingline Loans. Each Multicurrency Tranche Revolving Lender hereby absolutely and unconditionally agrees, promptly upon receipt of notice as provided above (and, in any event, no later than the next succeeding Business Day), to pay in Euro to the Administrative Agent, for the account of the applicable Swingline Lender, such Multicurrency Tranche Revolving Lender’s Multicurrency Tranche Revolving Percentage of such Swingline Loan or Swingline Loans. Each Multicurrency Tranche Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or Event of Default or reduction or termination of the Multicurrency Tranche Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Multicurrency Tranche Revolving Lender further acknowledges and agrees that, in making any Swingline Loan, each Swingline Lender shall be entitled to rely, and shall not incur any liability for relying, upon the representations and warranties of the Borrowers deemed made pursuant to Section 3.03. Each Multicurrency Tranche Revolving Lender shall comply with its obligation under this paragraph by making available same day funds, in the same manner as provided in Section 2.02(b) with respect to Loans made by such Multicurrency Tranche Revolving Lender (and Section 2.02(b) shall apply, mutatis mutandis, to the payment obligations of the Multicurrency Tranche Revolving Lenders under this paragraph), and the Administrative Agent shall promptly remit to the applicable Swingline Lender, in like funds, the amounts so received by it from the Multicurrency Tranche Revolving Lenders. The Administrative Agent shall notify the applicable Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the applicable Swingline Lender. Any amounts received by any Swingline Lender from the applicable Borrower (or other party on behalf of the applicable Borrower) in respect of a Swingline Loan after receipt by such Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Multicurrency Tranche Revolving Lenders that shall have made their payments pursuant to this paragraph and to the applicable Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the applicable Swingline Lender or to the Administrative Agent, as the case may be, if and to the extent such payment is required to be refunded to the applicable Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrowers of any default in the payment thereof.

ARTICLE III

Conditions to Lending

SECTION 3.01 Conditions Precedent to Closing Date. This Agreement and the obligations of each Lender to make Loans and of each Issuing Bank to issue Letters of Credit hereunder shall become effective on and as of the first date on which each of the following conditions precedent is satisfied, or waived in accordance with Section 9.01:

(a) This Agreement shall have been executed by the Administrative Agent, and the Administrative Agent shall have received from Kraft Heinz, the Parent Borrower and each Lender a counterpart of this Agreement signed on behalf of such Person (which, subject to Section 9.10, may include any Electronic Signatures transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page).

(b) The Administrative Agent shall have received:

(i) a certificate of Kraft Heinz and the Parent Borrower, dated the Closing Date and executed by the secretary or an assistant secretary of Kraft Heinz and the Parent Borrower and in form and substance reasonably satisfactory to the Administrative Agent, attaching (i) a copy of the certificate of incorporation or certificate of organization, as applicable, of Kraft Heinz and the Parent Borrower, which shall be certified as of a recent date prior to the Closing Date by the appropriate Governmental Authority, and the bylaws or operating agreement, as applicable, of Kraft Heinz and the Parent Borrower, (ii) resolutions of the board of directors or board of managers, as applicable, of Kraft Heinz and the Parent Borrower approving and authorizing the execution, delivery and performance of the Loan Documents, certified as of the Closing Date by such secretary or assistant secretary as being in full force and effect without modification or amendment, (iii) signature and incumbency certificates of the officers of Kraft Heinz and the Parent Borrower executing any Loan Document and (iv) a good standing certificate from the applicable Governmental Authority of the jurisdiction of organization of Kraft Heinz and the Parent Borrower, dated the Closing Date;

(ii) a certificate of Kraft Heinz, dated the Closing Date and executed by a Responsible Officer of Kraft Heinz, certifying that, as of the Closing Date, (i) the representations and warranties of Kraft Heinz and the Parent Borrower set forth in the Loan Documents are true and correct (A) in the case of the representations and warranties qualified as to materiality, in all respects and (B) otherwise, in all material respects and (ii) no Default or Event of Default has occurred and is continuing; and

(iii) written opinions of (A) Gibson, Dunn & Crutcher LLP, special New York counsel to Kraft Heinz and the Parent Borrower, and (B) McGuireWoods LLP, special Pennsylvania counsel to the Parent Borrower, in each case, addressed to the Administrative Agent and the Lenders and dated as of the Closing Date and in form and substance reasonably satisfactory to the Administrative Agent.

(c) The Administrative Agent, for its own account and for the account of the Lenders, and the Revolving Arrangers shall have received payment in full in cash of all fees and expenses due to them on or prior to the Closing Date pursuant to agreements separately entered into by Kraft Heinz and the Parent Borrower prior to the Closing Date and, in the case of expenses, to the extent invoiced at least one day prior to the Closing Date.

(d) The Lenders shall have received (i) all documentation and other information required by regulatory authorities with respect to Kraft Heinz and the Parent Borrower under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent reasonably requested in writing not less than 10 Business Days prior to the Closing Date and (ii) to the extent Kraft Heinz or the Parent Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to Kraft Heinz or the Parent Borrower no less than 10 Business Days prior to the Closing Date.

(e) Prior to, or substantially concurrently with the occurrence of, the Closing Date, all amounts outstanding under the Existing Credit Agreement shall have been repaid, all commitments thereunder and guarantees in connection therewith shall have been terminated and released and all letters of credit issued and outstanding thereunder (other than any such letter of credit cash collateralized or backstopped in a manner satisfactory to the issuer in respect thereof or designated as an Existing Letter of Credit) shall have been canceled, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it (and each of the Lenders that is a lender under the Existing Credit Agreement hereby waives the advance notice requirement under Section 2.10(a) of the Existing Credit Agreement with respect to the termination of the commitments thereunder, so long as such notice is delivered substantially concurrently with the occurrence of the Closing Date).

The Administrative Agent shall notify Kraft Heinz, the Parent Borrower and the Lenders of the occurrence of the Closing Date, and such notice shall be conclusive and binding. For purposes of determining compliance with the conditions specified in this Section 3.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required under this Section 3.01 to be consented to or approved by or acceptable or satisfactory to a Lender or the Administrative Agent.

SECTION 3.02 Initial Credit Extension to Each Designated Subsidiary. The obligation of each Revolving Lender to make an initial Revolving Loan to any Designated Subsidiary, of any Issuing Bank to issue its initial Letter of Credit for the account of any Designated Subsidiary and of any Swingline Lender to make any Swingline Loan to any Designated Subsidiary, in each case following any designation of such Designated Subsidiary as a Borrower hereunder pursuant to Section 9.08, is subject to the receipt by the Administrative Agent on or before such date of designation of each of the following, in form and substance satisfactory to the Administrative Agent and dated such date of designation:

(a) Certified copies of the resolutions of the board of directors (or similar governing body) of such Designated Subsidiary (with a certified English translation if the original thereof is not in English) approving this Agreement and the other Loan Documents to which such Designated Subsidiary is to be a party, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement.

(b) A certificate of a Responsible Officer or director of such Designated Subsidiary certifying the names and true signatures of the officers of such Designated Subsidiary authorized to sign this Agreement and the other documents to be delivered hereunder and certifying to other customary matters.

(c) A certificate signed by a Responsible Officer of the Designated Subsidiary certifying that such Designated Subsidiary shall have obtained all governmental and third party authorizations, consents, approvals (including exchange control approvals) and licenses required under applicable laws and regulations necessary for such Designated Subsidiary to execute and deliver this Agreement and to perform its obligations thereunder.

(d) The Designation Agreement of such Designated Subsidiary, substantially in the form of Exhibit D hereto.

(e) An opinion of counsel (which may be in-house counsel) to such Designated Subsidiary, which in the case of a Designated Subsidiary that is a Domestic Subsidiary, will be substantially similar to the legal opinions delivered on the Closing Date pursuant to Section 3.01(b)(iii), and, in the case of a Domestic Subsidiary that is a Foreign Subsidiary, will be in a form customary for the relevant jurisdiction.

(f) All information relating to such Designated Subsidiary reasonably requested by any Lender through the Administrative Agent not later than two Business Days after such Lender shall have been notified of the designation of such Designated Subsidiary under Section 9.08 in order to allow such Lender to comply with “know your customer” regulations or any similar rules or regulations under applicable foreign laws, including, if such Designated Subsidiary qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Designated Subsidiary.

SECTION 3.03 Conditions Precedent to Each Revolving Borrowing, Swingline Loan and Letter of Credit Issuance or Extension. The obligation of each Revolving Lender to make a Revolving Loan on the occasion of each Revolving Borrowing, the obligation of each Swingline Lender to make any Swingline Loan and the obligation of each Issuing Bank to issue, to amend or to extend the expiry date of a Letter of Credit shall further be subject to the satisfaction, or waiver in accordance with Section 9.01, of the following conditions:

(a) the representations and warranties contained in Section 4.01 (except the representations set forth in the last sentence of subsection (e) and in subsection (f) thereof (other than clause (i) thereof)) shall be correct in all material respects (in the case of any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” or by similar language, in all respects) on and as of the date of such Revolving Borrowing or Swingline Loan or the date of such issuance, amendment or extension of such Letter of Credit, before and after giving effect to such Revolving Borrowing or Swingline Loan and to the application of the proceeds therefrom or to such issuance, amendment or extension of such Letter of Credit, as though made on and as of such date, and, if such Revolving Borrowing or Swingline Loan or issuance, amendment or extension of Letter of Credit shall have been requested by a Designated Subsidiary, the representations and warranties of such Designated Subsidiary contained in its Designation Agreement shall be correct in all material respects (in the case of any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” or by similar language, in all respects) on and as of the date of such Revolving Borrowing or Swingline Loan or such issuance, amendment or extension of such Letter of Credit, before and after giving effect to such Revolving Borrowing or Swingline Loan and to the application of the proceeds therefrom or to such issuance, amendment or extension of such Letter of Credit issuance, as though made on and as of such date; and

(b) no Default or Event of Default has occurred and is continuing, or would result from such Revolving Borrowing or Swingline Loan or the issuance, amendment or extension of such Letter of Credit.

On the date of any Revolving Borrowing (other than any conversion or continuation of any Loan) or the issuance, amendment or extension of any Letter of Credit, the applicable Borrower shall be deemed to have represented and warranted that the conditions specified in paragraphs (a) and (b) above have been satisfied.

SECTION 3.04 Conditions Precedent to Each Competitive Bid Borrowing. The obligation of each Revolving Lender that is to make a Competitive Bid Loan on the occasion of a Competitive Bid Borrowing shall be subject to the conditions precedent that (i) the Administrative Agent shall have received the written confirmatory Notice of Competitive Bid Borrowing with respect thereto, (ii) on or before the date of such Competitive Bid Borrowing, but prior to such Competitive Bid Borrowing, the Administrative Agent shall have received a Competitive Bid Note payable to such Lender, or its registered assigns, for each of the one or more Competitive Bid Loans to be made by such Lender as part of such Competitive Bid Borrowing, in a principal amount equal to the principal amount of the Competitive Bid Loan to be evidenced thereby and otherwise on such terms as were agreed to for such Competitive Bid Loan in accordance with Section 2.06, and (iii) on the date of such Competitive Bid Borrowing the following statements shall be true, and the acceptance by the applicable Borrower of the proceeds of such Competitive Bid Borrowing shall be a representation by such Borrower, that:

(a) the representations and warranties contained in Section 4.01 (except the representations set forth in the last sentence of subsection (e) and in subsection (f) thereof (other than clause (i) thereof)) are correct in all material respects on and as of the date of such Competitive Bid Borrowing, before and after giving effect to such Competitive Bid

Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, and, if such Competitive Bid Borrowing shall have been requested by a Designated Subsidiary, the representations and warranties of such Designated Subsidiary contained in its Designation Agreement are correct in all material respects on and as of the date of such Competitive Bid Borrowing, before and after giving effect to such Competitive Bid Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and

(b) before and after giving effect to the application of the proceeds of all Borrowings on such date (together with any other resources of the Borrowers applied together therewith), no event has occurred and is continuing, or would result from such Competitive Bid Borrowing that constitutes a Default or Event of Default.

ARTICLE IV

Representations and Warranties

SECTION 4.01 Representations and Warranties of Kraft Heinz and the Parent Borrower. Each of Kraft Heinz and the Parent Borrower represents and warrants as to Kraft Heinz, the Parent Borrower and the other Subsidiaries of Kraft Heinz as follows:

(a) Each of Kraft Heinz and the Parent Borrower is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

(b) The execution, delivery and performance of this Agreement and the other Loan Documents to which Kraft Heinz or the Parent Borrower is a party are within the corporate or limited liability company powers of Kraft Heinz or the Parent Borrower, as applicable, have been duly authorized by all necessary corporate or limited liability company action on the part of Kraft Heinz or the Parent Borrower, as applicable, and do not contravene (i) the charter, by-laws, operating agreement or other organizational documents of Kraft Heinz or the Parent Borrower or (ii) any law, rule, regulation or order of any court or other Governmental Authority or any contractual restriction binding on or affecting Kraft Heinz or the Parent Borrower except, with respect to any contravention referred to in clause (ii), to the extent that such contravention could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution, delivery and performance by Kraft Heinz or the Parent Borrower, as applicable, of this Agreement and the other Loan Documents to which Kraft Heinz or the Parent Borrower, as applicable, is a party, except for (i) authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (ii) those authorizations, approvals, actions, notices or filings the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d) This Agreement is, and each of the other Loan Documents to which Kraft Heinz or the Parent Borrower is to be a party will be, duly executed and delivered by Kraft Heinz or the Parent Borrower, as applicable, and a legal, valid and binding obligation of Kraft Heinz or the Parent Borrower, as applicable, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(e) As reported in Kraft Heinz’s Annual Report on Form 10-K for the fiscal year ended December 25, 2021, the consolidated balance sheet of Kraft Heinz and its Subsidiaries as of December 25, 2021, and the consolidated statements of income, comprehensive income, equity and cash flows of Kraft Heinz and its Subsidiaries for the fiscal year then ended fairly present, in all material respects, the consolidated financial position of Kraft Heinz and its Subsidiaries as at such date and the consolidated results of the operations and cash flows of Kraft Heinz and its Subsidiaries for the fiscal year ended on such date, all in accordance with GAAP. As reported in Kraft Heinz’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 26, 2022, the consolidated balance sheet of Kraft Heinz and its Subsidiaries as of March 26, 2022, and the consolidated statements of income, comprehensive income, equity and cash flows of Kraft Heinz and its Subsidiaries for the fiscal quarter then ended fairly present, in all material respects, the consolidated financial position of Kraft Heinz and its Subsidiaries as at such date and the consolidated results of the operations and cash flows of Kraft Heinz and its Subsidiaries for the fiscal quarter ended on such date, all in accordance with GAAP. Except as disclosed in Kraft Heinz’s Annual Report on Form 10-K for the fiscal year ended December 25, 2021, or in any Current Report on Form 8-K or Quarterly Report on Form 10-Q filed subsequent to December 25, 2021, but prior to the Closing Date, since December 25, 2021, there has been no material adverse change in the financial condition or operations of Kraft Heinz and its Subsidiaries, taken as a whole.

(f) There is no pending or, to the knowledge of Kraft Heinz, threatened in writing, action or proceeding affecting Kraft Heinz or any of its Subsidiaries before any court or other Governmental Authority or arbitrator (a “Proceeding”) (i) that purports to affect the legality, validity or enforceability of this Agreement or any other Loan Document or (ii) except for Proceedings disclosed in Kraft Heinz’s Annual Report on Form 10-K for the fiscal year ended December 25, 2021, or in any Current Report on Form 8-K or Quarterly Report on Form 10-Q filed subsequent to December 25, 2021, but prior to the Closing Date, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(g) Kraft Heinz owns directly or indirectly 100% of the equity interests of the Parent Borrower. The Parent Borrower owns directly or indirectly 100% of the equity interests of each other Borrower.

(h) None of the proceeds of any Loan or any Letter of Credit will be used, directly or indirectly, for any purpose that would result in a violation of Regulation U.

(i) Kraft Heinz and the Parent Borrower have implemented and maintain in effect policies and procedures reasonably designed to ensure compliance by Kraft Heinz, the Parent Borrower and each of their Subsidiaries and their respective directors, officers, employees and agents (acting in their capacity as such) with the FCPA and other applicable Anti-Corruption Laws and applicable Sanctions. None of (i) Kraft Heinz, the Parent Borrower or any of their Subsidiaries or (ii) to the knowledge of Kraft Heinz or the Parent Borrower, any director, officer, employee or agent of Kraft Heinz or its Subsidiaries, is a Sanctioned Person.

ARTICLE V

Covenants

SECTION 5.01 Affirmative Covenants. Commencing on the Closing Date and for as long as any Loan, interest or fees hereunder shall remain unpaid, any Letter of Credit (other than, after the Cash Collateralization Date, any Post-Maturity Letter of Credit) shall remain outstanding or any Letter of Credit Disbursement unreimbursed or any Lender shall have any Commitment hereunder, each of Kraft Heinz and the Parent Borrower will:

(a) Compliance with Laws, Etc. Comply, and cause each Major Subsidiary to comply, in all material respects, with all applicable laws, rules, regulations and orders (such compliance to include, without limitation, complying with ERISA and paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith), noncompliance with which would have a Material Adverse Effect.

(b) Maintenance of Total Shareholders’ Equity. Maintain Total Shareholders’ Equity of not less than the Minimum Shareholders’ Equity.

(c) Reporting Requirements. Furnish to the Lenders:

(i) as soon as available and in any event within 5 days after the due date for Kraft Heinz to have filed its Quarterly Report on Form 10-Q with the SEC for the first three quarters of each fiscal year, an unaudited interim condensed consolidated balance sheet of Kraft Heinz and its Subsidiaries as of the end of such quarter and unaudited interim condensed consolidated statements of earnings and cash flows of Kraft Heinz and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer of Kraft Heinz;

(ii) as soon as available and in any event within 15 days after the due date for Kraft Heinz to have filed its Annual Report on Form 10-K with the SEC for each fiscal year, a copy of the consolidated financial statements for such year for Kraft Heinz and its Subsidiaries, audited by PricewaterhouseCoopers LLP (or other independent auditors which, as of the date of this Agreement, are one of the “big four” accounting firms);

(iii) all reports which Kraft Heinz sends to any of its shareholders, and copies of all reports on Form 8-K (or any successor forms adopted by the SEC) which Kraft Heinz files with the SEC;

(iv) as soon as possible and in any event within five days after any officer or Kraft Heinz obtains actual knowledge thereof, notice of the occurrence of each Default or Event of Default continuing on the date of such statement, a statement of the chief financial officer or treasurer of Kraft Heinz setting forth details of such Default or Event of Default and the action which Kraft Heinz has taken and proposes to take with respect thereto; and

(v) promptly after such request, (A) such other information respecting the condition or operations, financial or otherwise, of Kraft Heinz, the Parent Borrower or any Major Subsidiary as any Lender through the Administrative Agent may from time to time reasonably request and (B) all documentation and other information that any Lender may from time to time reasonably request in order to comply with ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation.

In lieu of furnishing the Lenders the items referred to in clauses (i), (ii) and (iii) above, Kraft Heinz or the Parent Borrower may make such items publicly available on the Internet at www.sec.gov or another website identified by Kraft Heinz or the Parent Borrower to the Administrative Agent (which website includes an option to subscribe to a free service alerting subscribers by email of new SEC filings) or any successor or replacement website thereof, or by similar electronic means.

(d) Ranking. Cause each Loan made to the Parent Borrower and the Guaranty by the Parent Borrower or by Kraft Heinz at all times to constitute senior Debt of the Parent Borrower or Kraft Heinz, as applicable, ranking equally in right of payment with all existing and future senior Debt of the Parent Borrower or Kraft Heinz, as applicable, and senior in right of payment to all existing and future subordinated Debt of the Parent Borrower or Kraft Heinz, as applicable.

(e) Anti-Corruption Laws and Sanctions. Maintain in effect policies and procedures reasonably designed to ensure compliance by Kraft Heinz, the Parent Borrower and each of their Subsidiaries and their respective directors, officers, employees and agents (acting in their capacity as such) with the FCPA and other applicable Anti-Corruption Laws and applicable Sanctions; and not use the proceeds of any Borrowing or Letter of Credit (and will not permit proceeds of any Borrowing or Letter of Credit to be used) (i) for the purpose of funding payments to any officer or employee of a Governmental Authority or of a Person controlled by a Governmental Authority, to any Person acting in an official capacity for or on behalf of any Governmental Authority or Person controlled by a Governmental Authority, or to any political party, official of a political party, or candidate for political office, in each case in violation of the FCPA, (ii) for the purpose of funding payments in violation of other applicable Anti-Corruption Laws, (iii) for the purpose of financing the activities of any Sanctioned Person or in any Sanctioned Country except to the extent permitted for a Person required to comply with Sanctions or (iv) in any manner that would result in the violation of applicable Sanctions by any party hereto.

SECTION 5.02 Negative Covenants. Commencing on the Closing Date and for so long as any Loan, interest or fees hereunder shall remain unpaid, any Letter of Credit (other than, after the Cash Collateralization Date, any Post-Maturity Letter of Credit) shall remain outstanding or any Letter of Credit Disbursement unreimbursed or any Lender shall have any Commitment hereunder, neither Kraft Heinz nor the Parent Borrower will:

(a) Liens, Etc. Create or suffer to exist or permit any Major Subsidiary to create or suffer to exist any lien, security interest, conditional sale or other title retention agreement or other charge or encumbrance (other than operating leases and licensed intellectual property) (“Liens”), upon or with respect to any of its properties, whether now owned or hereafter acquired to secure or provide for the payment of any Debt of any Person, other than:

(i) Liens upon or in property acquired or held by Kraft Heinz, the Parent Borrower or any Major Subsidiary in the ordinary course of business to secure the purchase price of such property or to secure Debt incurred solely for the purpose of financing the acquisition of such property;

(ii) Liens existing on property at the time of its acquisition (other than any such Lien created in contemplation of such acquisition);

(iii) Liens existing on the date hereof securing Debt;

(iv) Liens on property financed through the issuance of industrial revenue bonds in favor of the holders of such bonds or any agent or trustee therefor;

(v) Liens existing on property of any Person acquired by Kraft Heinz, the Parent Borrower or any Major Subsidiary after the date hereof (other than any such Lien created in contemplation of such acquisition);

(vi) Liens securing Debt in an aggregate amount not in excess of the greater of (A) 10% of Consolidated Tangible Assets and (B) 10% of Consolidated Capitalization;

(vii) Liens upon or with respect to Margin Stock;

(viii) Liens in favor of Kraft Heinz, the Parent Borrower or any Major Subsidiary;

(ix) precautionary Liens provided by Kraft Heinz, the Parent Borrower or any Major Subsidiary in connection with the sale, assignment, transfer or other disposition of assets by Kraft Heinz, the Parent Borrower or such Major Subsidiary which transaction is determined by the Board of Directors of Kraft Heinz, the Parent Borrower or such Major Subsidiary to constitute a “sale” under GAAP;

(x) Liens secured in the favor of a U.S. federal, state or municipal Governmental Authorities entered into for the purposes of reducing certain tax liabilities of Kraft Heinz or its Subsidiaries, provided that Kraft Heinz or such Subsidiary may upon not more than 120 days’ notice obtain title from such Governmental Authority to such property free and clear of any Liens (other than Liens permitted by other clauses of this Section 5.02(a)) by paying a nominal fee or the amount of any taxes (or any portion thereof) that would have otherwise been due and payable had such transaction not been terminated, by canceling issued bonds, if any, or otherwise terminating or unwinding such transaction;

(xi) Liens for taxes, fees, assessments or other governmental charges, levies or claims not yet due or which are not delinquent beyond any period of grace or remain payable without penalty or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(xii) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlord’s, supplier’s or other like Liens arising in the ordinary course of business;

(xiii) pledges, deposits or other Liens in the ordinary course of business in connection with workers’ compensation, payroll taxes, unemployment insurance and other social security legislation;

(xiv) deposits to secure the performance of bids, trade contracts, governmental contracts and leases (other than Debt), statutory or regulatory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business;

(xv) easements, rights-of-way, restrictions, covenants, conditions, encroachments, protrusions and other similar encumbrances and minor title defects affecting real property which do not in any case materially interfere with the ordinary conduct of the business of the applicable Person;

(xvi) Liens securing judgments for the payment of money not constituting an Event of Default under Section 6.01(f);

(xvii) Liens (A) of a collection bank (including those arising under Section 4.01-210 of the Uniform Commercial Code) on the items in the course of collection and (B) in favor of a banking or other financial institution encumbering deposits or other funds maintained with a financial institution (including the right of set off) and which are within the general parameters customary in the banking industry;

(xviii) Liens arising under repurchase agreements, reverse repurchase agreements, securities lending and borrowing agreements and similar transactions;

(xix) Liens arising from leases, licenses, subleases or sublicenses granted to others in the ordinary course of business which (A) would not reasonably be expected to materially adversely affect the financial position or results of operations of Kraft Heinz and its Subsidiaries taken as a whole and (B) do not secure any Debt;

(xx) Liens solely on deposits, advances and contractual payments, including implementation allowances or escrows to or with landlords, customers or clients or in connection with insurance arrangement in the ordinary course of business;

(xxi) pledges, deposits and other Liens in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance;

(xxii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(xxiii) any interest or title of a lessor or sublessor under leases or subleases entered into by Kraft Heinz, the Parent Borrower or any Major Subsidiary in the ordinary course of business (other than pursuant to any sale and leaseback transaction);

(xxiv) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by Kraft Heinz, the Parent Borrower or any Major Subsidiary in the ordinary course of business;

(xxv) customary Liens (including contractual rights of set-off) (i) relating to the establishment of custody, depository, brokerage and clearing and accounts and services and other cash management relationships with banks or other financial institutions in the ordinary course of business, (ii) relating to pooled deposit or sweep accounts of Kraft Heinz, the Parent Borrower or any Major Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of Kraft Heinz, the Parent Borrower or such Major Subsidiary or (iii) relating to purchase orders and other agreements entered into with customers of Kraft Heinz, the Parent Borrower or any Major Subsidiary in the ordinary course of business;

(xxvi) Liens arising from precautionary Uniform Commercial Code financing statement filings;

(xxvii) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

(xxviii) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of Kraft Heinz, the Parent Borrower or any Major Subsidiary;

(xxix) Liens on specific items of inventory or other goods and the proceeds thereof securing such Person’s obligations in respect of documentary letters of credit issued for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods; and

(xxx) any extension, renewal or replacement of the foregoing, provided that (A) such Lien does not extend to any additional assets (other than a substitution of like assets) and (B) the amount of Debt secured by any such Lien is not increased (and, in the case of any extension, renewal or replacement of a Lien permitted under Section 5.02(a)(vi), the amount of such Debt shall be included in the calculation of the aggregate amount of Debt for purposes of such Section).

(b) Mergers, Etc. Consolidate with or merge into (or permit any Designated Subsidiary to consolidated with or merge into), or convey or transfer, or permit one or more of its Subsidiaries to convey or transfer, (i) the properties and assets of Kraft Heinz and its Subsidiaries substantially as an entirety to, or (ii) the properties and assets of the Parent Borrower and its Subsidiaries substantially as an entirety to, any Person, or liquidate or dissolve; provided that Kraft Heinz, the Parent Borrower or any Designated Subsidiary may consummate any such consolidation, merger, conveyance or transfer if (A) immediately before and after giving effect thereto, no Default or Event of Default would exist, (B) in the case of any merger or consolidation to which Kraft Heinz or the Parent Borrower is a party or any such conveyance or transfer, the surviving Person (if not Kraft Heinz or the Parent Borrower, as the case may be) or the transferee shall be a corporation (or, solely in the case of a consolidation or merger involving the Parent Borrower (and other than with Kraft Heinz), a limited liability company) organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and shall assume all of the obligations of Kraft Heinz or the Parent Borrower, as the case may be, under this Agreement and the other Loan Documents to which Kraft Heinz or the Parent Borrower, as the case may be, is a party by the execution and delivery of an instrument or instruments in form and substance reasonably satisfactory to the Administrative Agent, (C) in the case of any merger or consolidation to which any Designated Subsidiary is a party, the surviving Person (if not such Designated Subsidiary) shall be organized and existing under the laws of the jurisdiction of organization of such Designated Subsidiary or under the laws of the United States of America or any State thereof or the District of Columbia and shall assume all of the obligations of such Designated Subsidiary under this Agreement and the other Loan Documents to which such Designated Subsidiary is a party by the execution and delivery of an instrument or instruments in form and substance reasonably satisfactory to the Administrative Agent and (D) the Lenders and the Issuing Banks shall have received, at least five Business Days prior to the date of the consummation of such merger, consolidation, conveyance or transfer, (x) all documentation and other information regarding such surviving Person or such transferee required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act, that has been reasonably requested by the Administrative Agent, any Lender or any Issuing Bank and (y) to the extent such surviving Person or transferee qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Person.

ARTICLE VI

Events of Default

SECTION 6.01 Events of Default. Each of the following events shall constitute an “Event of Default”:

(a) Any Borrower shall fail to pay any principal of any Loan or any reimbursement for Letter of Credit Disbursements when the same becomes due and payable; or any Borrower shall fail to pay interest on any Loan, or the Parent Borrower shall fail to pay any fees payable under Section 2.08, within ten days after the same becomes due and payable (or after notice from the Administrative Agent in the case of fees referred to in Section 2.08(b));

(b) Any representation or warranty made or deemed to have been made by Kraft Heinz or any Borrower herein or in any other Loan Document or by Kraft Heinz or any Borrower (or any of their respective officers) in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect when made or deemed to have been made;

(c) Kraft Heinz or any Borrower shall fail to perform or observe (i) any term, covenant or agreement contained in Section 5.01(b), 5.01(c)(iv) (provided that the subsequent delivery of the notice required by such Section 5.01(c)(iv) shall automatically cure any Event of Default resulting from the failure to have previously delivered such notice) or 5.02(b), (ii) any term, covenant or agreement contained in Section 5.02(a), if such failure shall remain unremedied for 15 days after written notice thereof shall have been given to the Parent Borrower by the Administrative Agent or any Lender or (iii) any other term, covenant or agreement contained in this Agreement or any other Loan Document on its part to be performed or observed if such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Parent Borrower by the Administrative Agent or any Lender;

(d) Kraft Heinz, any Borrower or any Major Subsidiary shall fail to pay any principal of or premium or interest on any Debt which is outstanding in a principal amount of at least US$300,000,000 in the aggregate (but excluding Debt arising under this Agreement) of Kraft Heinz, such Borrower or such Major Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt unless adequate provision for any such payment has been made in form and substance satisfactory to the Required Lenders; or any Debt of Kraft Heinz, any Borrower or any Major Subsidiary which is outstanding in a principal amount of at least US$300,000,000 in the aggregate (but excluding Debt arising under this Agreement) shall be declared to be due and payable, or required to be prepaid (other than by a scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof as a result of a breach by Kraft Heinz, such Borrower or such Major Subsidiary (as the case may be) of the agreement or instrument relating to such Debt unless adequate provision for the payment of such Debt has been made in form and substance satisfactory to the Required Lenders;

(e) Kraft Heinz, any Borrower or any Major Subsidiary shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Kraft Heinz, any Borrower or any Major Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property, and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any of its property constituting a substantial part of the property of Kraft Heinz and its Subsidiaries taken as a whole) shall occur; or Kraft Heinz, any Borrower or any Major Subsidiary shall take any corporate or other organizational action to authorize any of the actions set forth above in this subsection (e);

(f) Any judgment or order for the payment of money in excess of US$300,000,000 shall be rendered against Kraft Heinz, any Borrower or any Major Subsidiary and there shall be any period of 60 consecutive days during which a stay of enforcement of such unsatisfied judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

(g) Kraft Heinz, any Borrower or any ERISA Affiliate shall incur, or shall be reasonably likely to incur, liability as a result of one or more of the following: (i) the occurrence of any ERISA Event; (ii) the partial or complete withdrawal of Kraft Heinz, any Borrower or any ERISA Affiliate from a Multiemployer Plan; or (iii) the termination of a Multiemployer Plan that would, in the case of clauses (i), (ii) and (iii), individually or in the aggregate, materially adversely affect the financial condition or operations of Kraft Heinz and its Subsidiaries taken as a whole; provided, however, that no Default or Event of Default under this Section 6.01(g) shall be deemed to have occurred if Kraft Heinz, such Borrower or any ERISA Affiliate shall have made arrangements satisfactory to the PBGC or the Required Lenders to discharge or otherwise satisfy such liability (including the posting of a bond or other security);

(h) The Guaranty provided by Kraft Heinz or the Parent Borrower shall for any reason cease (other than in accordance with the provisions of Article VIII) to be valid and binding on Kraft Heinz or the Parent Borrower, as the case may be, or Kraft Heinz or the Parent Borrower shall so state in writing; or

(i) The Parent Borrower shall cease to be a wholly owned Subsidiary of Kraft Heinz, or any other Borrower shall cease to be a wholly owned Subsidiary of the Parent Borrower.

SECTION 6.02 Lenders’ Rights upon Event of Default. If an Event of Default occurs and is continuing, then the Administrative Agent shall at the request, or may with the consent, of the Required Lenders, by notice to the Parent Borrower:

(a) declare the obligation of each Lender to make further Loans to be terminated, whereupon the same shall forthwith terminate,

(b) declare all the Loans then outstanding, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Loans then outstanding, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers;

provided, however, that in the event of an actual or deemed entry of an order for relief with respect to Kraft Heinz or any Borrower under the Federal Bankruptcy Code or any equivalent bankruptcy or insolvency laws of any state or foreign jurisdiction, (i) the obligation of each Lender to make Loans shall automatically be terminated and (ii) the Loans then outstanding, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Kraft Heinz and the Borrowers, and

(c) exercise their rights and remedies under Section 2.20(g)(i).

ARTICLE VII

The Administrative Agent

SECTION 7.01 Authorization and Action. Each Lender and Issuing Bank hereby appoints and authorizes the Administrative Agent to take such action and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided herein), and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that the Administrative Agent shall not be required to take any action that, in its opinion, exposes the Administrative Agent to liability or that is contrary to this Agreement, any other Loan Document or applicable law. The

Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by any Borrower as required by the terms of this Agreement or at the request such Borrower, and any notice provided pursuant to Section 5.01(c)(iv), but otherwise the Administrative Agent shall not have any duty to disclose, and shall not have any Liability for the failure to disclose, any information relating to Kraft Heinz or its Subsidiaries or other Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. Notwithstanding any provision to the contrary contained elsewhere herein, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender, Issuing Bank or Participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

SECTION 7.02 Administrative Agent’s Reliance, Etc. Neither the Administrative Agent nor any of its Related Persons shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or any other Loan Documents, except for its or their own gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final and non-appealable judgment. Without limitation of the generality of the foregoing, the Administrative Agent:

(a) may treat the Lender that made any Loan as the holder of the Debt resulting therefrom until the Administrative Agent receives and accepts an Assignment and Assumption entered into by such Lender, as assignor, and an Eligible Assignee, as assignee, as provided in Section 9.07;

(b) may consult with legal counsel (including counsel for Kraft Heinz or any Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts;

(c) makes no warranty or representation to any Lender or Issuing Bank and shall not be responsible to any Lender or Issuing Bank for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or any other Loan Document by Kraft Heinz or any Borrower or the contents of any certificate, report or other document delivered thereunder or in connection therewith, and shall not have any duty to ascertain or to inquire as to the satisfaction of any condition set forth in Article III or elsewhere in this Agreement, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent;

(d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Loan Document on the part of Kraft Heinz or any Borrower or to inspect the property (including the books and records) of Kraft Heinz or any Borrower;

(e) shall not be responsible to any Lender or Issuing Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto;

(f) shall be deemed not to have knowledge of any Default or Event of Default unless and until written notice thereof (stating that it is a “notice of default”) is given to the Administrative Agent by Kraft Heinz, Parent Borrower or a Lender; and

(g) shall incur no Liability by acting upon any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and signed or sent by the proper Person (whether or not such Person in fact meets the requirements set forth in this Agreement for being the signatory, sender or authenticator thereof), and the Administrative Agent shall be entitled to rely, and shall incur no Liability for relying, upon any statement made to it orally or by telephone and believed by it to be made by the proper Person (whether or not such Person in fact meets the requirements set forth in this Agreement for being the maker thereof), and may act upon any such statement prior to receipt of written confirmation thereof.

(h) shall not be responsible for or have any duty to ascertain or inquire into whether any Affiliated Lender intends to acquire or has acquired any Loan or as to whether any Lender is at any time an Affiliated Lender and that, unless the Administrative Agent shall have received, pursuant to the covenants of such Lender set forth in the Assignment and Assumption pursuant to which such Lender shall have acquired any Term Loan hereunder, prior written notice from any Lender that such Lender is an Affiliated Lender, the Administrative Agent may deal with such Lender (including for purposes of determining the consent, approval, vote or other similar action of the Lenders or the Lenders of any Class), and shall not incur any liability for so doing, as if such Lender were not an Affiliated Lender.

SECTION 7.03 The Administrative Agent and Affiliates. With respect to its Commitment and the Loans made by it and any Letter of Credit issued by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender, Issuing Bank or Swingline Lender and may exercise the same as though it were not the Administrative Agent; and the term “Lender”, “Lenders”, “Issuing Bank”, “Issuing Banks”, “Swingline Lender” and “Swingline Lenders” shall, unless otherwise expressly indicated, include the Administrative Agent in its individual capacity. The Administrative Agent and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with Kraft Heinz, the Parent Borrower or any other Borrower, any of their respective Subsidiaries or other Affiliates and any Person that may do business with or own securities of Kraft Heinz, the Parent Borrower, any other Borrower or any such Subsidiary or other Affiliate, all as if the Administrative Agent were not the Administrative Agent and without any duty to account therefor to the Lenders or the Issuing Banks.

SECTION 7.04 Acknowledgment and Agreements of Lenders and Issuing Banks.

(a) Each Lender and each Issuing Bank acknowledges and agrees that (i) the Loan Documents set forth the terms of a commercial lending facility, (ii) it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender or Issuing Bank, in each case in the ordinary course of business, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument (and each Lender and each Issuing Bank agrees not to assert a claim in contravention of the foregoing), (iii) it has, independently and without reliance upon the Administrative Agent, any Revolving Arranger, any Revolving Syndication Agent or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender or an Issuing Bank, as applicable, and to make, acquire or hold Loans hereunder or issue Letters of Credit hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or Issuing Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Revolving Arranger, any Revolving Syndication Agent or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain MNPI) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

(b) Each Lender and Issuing Bank hereby agrees that (i) if the Administrative Agent notifies such Lender or Issuing Bank that the Administrative Agent has determined in its sole discretion that any funds received by such Lender or Issuing Bank from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender or Issuing Bank (whether or not known to such Lender or Issuing Bank), and demands the return of such Payment (or a portion thereof), such Lender or Issuing Bank, as the case may be, shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or Issuing Bank to the date such amount is repaid to the Administrative Agent at (A) in the case of an amount denominated in US Dollars, the greater of (x) the NYFRB Rate and (y) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (B) in the case of any amount denominated in any other currency, a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, and (ii) to the extent permitted by applicable law, such Lender or Issuing Bank shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of setoff or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent delivered to any Lender or Issuing Bank pursuant to this paragraph shall be conclusive, absent manifest error.

(c) Each Lender and Issuing Bank hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (i) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (ii) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender and Issuing Bank agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender or Issuing Bank, as the case may be, shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or Issuing Bank to the date such amount is repaid to the Administrative Agent at (A) in the case of an amount denominated in US Dollars, the greater of (x) the NYFRB Rate and (y) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (B) in the case of any amount denominated in any other currency, a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(d) Kraft Heinz and each Borrower hereby agree that (i) in the event an erroneous Payment (or portion thereof) is not recovered from any Lender or Issuing Bank that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender or Issuing Bank with respect to such amount and (ii) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by Kraft Heinz or any Borrower, except to the extent such erroneous Payment is, and solely with respect to the amount of such erroneous Payment that is, comprised of funds received by the Administrative Agent from Kraft Heinz or any Borrower for the purpose of making a payment to satisfy any of the Obligations.

(e) Each party’s obligations under Sections 7.04(b), 7.04(c) and 7.04(d) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document.

SECTION 7.05 [Reserved.]

SECTION 7.06 Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Parent Borrower and, if the Administrative Agent shall have become a Defaulting Lender, may be removed at any time by the Required Lenders. Upon the resignation or removal of the Administrative Agent, the Required Lenders shall have the right to appoint a successor Administrative Agent (with the consent of the Parent Borrower so long as no Event of Default shall have occurred and be continuing). If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation or the Required Lenders’ removal of the retiring Administrative Agent, then the retiring or removed Administrative Agent may (with the consent of the Parent Borrower so long as no Event of Default shall have occurred and be continuing), on behalf of the Lenders, appoint a successor Administrative Agent, which shall be (a) a Lender and (b) a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least US$500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring or removed Administrative Agent, and the retiring or removed Administrative Agent shall be discharged from its duties and obligations under this Agreement; provided that should the Administrative Agent for any reason not appoint a successor Administrative Agent, which it is under no obligation to do, then the rights, powers, discretion, privileges and duties referred to in this Section 7.06 shall be vested in the Required Lenders until a successor Administrative Agent has been appointed. After any retiring or removed Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article VII and Sections 2.14 and 9.04, and any other indemnities, expense reimbursement and exculpatory provisions set forth in the Loan Documents for the benefit of the Administrative Agent, shall inure to the benefit of the Administrative Agent (and its sub-agents) and its Related Parties as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

SECTION 7.07 Syndication Agents and Arrangers. None of the Persons that have been designated as the Revolving Syndication Agents or the Revolving Arrangers shall have any duties or obligations as a result of such designation or such titles hereunder, other than any obligations in their individual capacity as a Lender or an Issuing Bank.

SECTION 7.08 Withholding Tax. To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender (which term, as used in this Section 7.08, includes each Issuing Bank) an amount equivalent to any applicable withholding tax. Without limiting or expanding the provisions of Section 2.14(a) or 2.14(c), each Lender shall, and does hereby, indemnify the Administrative Agent against, and shall make payable in respect thereof within 30 days after demand therefor, (i) any and all Taxes attributable to such Lender (but only to the extent that Kraft Heinz, the Parent Borrower or any other Borrower has not already indemnified the Administrative Agent for such Taxes and without limiting the obligation of Kraft Heinz and the Borrowers to do so); (ii) any and all taxes excluded from the definition of “Taxes” in Section 2.14(a) attributable to such Lender , and (iii) any and all taxes attributable to such Lender’s failure to comply with the provisions of Section 9.07(e) relating to the maintenance of a Participant Register, in each case that are payable or paid by the Administrative Agent in connection with this Agreement or any other Loan Document and any reasonable expenses (including penalties, interest, additions to taxes) arising therefrom or with respect thereto, whether or not such taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.

The agreements in this Section 7.08 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of this Agreement and the other Loan Documents and the repayment, satisfaction or discharge of all other Obligations.

SECTION 7.09 Sub-Agents. The Administrative Agent may perform any of and all its duties and exercise its rights and powers under this Agreement, the other Loan Documents or any related agreement or instrument by or through any one or more sub-agents appointed by the Administrative Agent, and the Administrative Agent and any such sub-agent may perform any of and all their duties and exercise their rights and powers through their respective Affiliates or branches. The exculpatory, indemnity and reimbursement provisions of this Article VII and Section 9.04 shall apply to any such sub-agent and Affiliate, and their respective Related Parties.

SECTION 7.10 Administrative Agent Satisfaction Right. If any Lender shall fail to make any payment required to be made by it hereunder to or for the account of the Administrative Agent, any Issuing Bank or any Swingline Lender, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (a) apply any amounts thereafter received by the Administrative Agent for the account of such Lender hereunder to satisfy such Lender’s obligations in respect of such payment until all such unsatisfied obligations have been discharged or (b) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender pursuant to Section 2.02(d), 2.13(e), 2.20, 2.21 7.05 or 7.08, in each case in such order as shall be determined by the Administrative Agent in its discretion.

SECTION 7.11 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under the Federal Bankruptcy Code or any other judicial proceeding relating to Kraft Heinz or any Borrower, the Administrative Agent (irrespective of whether the principal of any Loan or any Obligation under any Letter of Credit shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on Kraft Heinz or any Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Obligations under Letters of Credit and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Banks and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Banks and the Administrative Agent under Sections 2.08 and 9.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and Issuing Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Banks, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.08 and 9.04.

SECTION 7.12 Certain ERISA Matters. (a) Each Lender (a) represents and warrants, as of the date such Person became a Lender party hereto, to, and (b) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement;

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement;

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement; or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless either (1) clause (i) in paragraph (a) of this Section is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with clause (iv) in paragraph (a) of this Section, such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any other Loan Document or any documents related hereto or thereto).

ARTICLE VIII

Guaranty

SECTION 8.01 Guaranty. Each of Kraft Heinz and the Parent Borrower hereby unconditionally and irrevocably, jointly and severally, guarantees as a primary obligor and not merely as a surety, the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of the Guaranteed Obligations. Each of Kraft Heinz and the Parent Borrower further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy, insolvency, receivership or similar proceeding shall have stayed the accrual or collection of any of the Guaranteed Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Guaranteed Party to any security held for the payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any Guaranteed Party in favor of any of the Borrowers or any other Person. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Guaranteed Party may have at law or in equity against Kraft Heinz or the Parent Borrower by virtue of the Guaranty, upon the failure of any Borrower (in the case of the Guaranty by the Parent Borrower, upon failure of any Borrower other than the Parent Borrower) to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each of Kraft Heinz and the Parent Borrower hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Guaranteed Parties in cash the amount of such unpaid Guaranteed Obligation.

SECTION 8.02 Guaranty Absolute. Each of Kraft Heinz and the Parent Borrower guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of this Agreement and the other Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any other Guaranteed Party with respect thereto. The liability of Kraft Heinz and the Parent Borrower under the Guaranty shall be absolute and unconditional, and shall not be subject to any reduction, limitation, impairment or termination for any reason, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever for any reason, in each case, irrespective of:

(a) any lack of validity, enforceability or genuineness of any provision of this Agreement, any other Loan Document or any other agreement or instrument relating thereto or of any of the Guaranteed Obligations, or any impossibility in the performance of any of the Guaranteed Obligations;

(b) any change in the time, manner or place of payment of, any extension or renewal, in whole or in part, or in any change in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from this Agreement or any other Loan Document, or any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations;

(c) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(d) the failure of the Administrative Agent or any other Guaranteed Party to assert any claim or demand or to enforce any right or remedy under the provisions of this Agreement, any other Loan Document or otherwise;

(e) any default, failure or delay, wilful or otherwise, in the performance of any of the Guaranteed Obligations;

(f) any law or regulation of any jurisdiction or any other event affecting any term of any Guaranteed Obligation; or

(g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Kraft Heinz, the Parent Borrower or any other Borrower.

The Guaranty provided hereunder by Kraft Heinz and the Parent Borrower shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Administrative Agent or any other Guaranteed Party upon the insolvency, bankruptcy or reorganization of a Borrower or otherwise, all as though such payment had not been made.

SECTION 8.03 Waivers.

(a) Each of Kraft Heinz and the Parent Borrower hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agent or any other Guaranteed Party protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against any Borrower or any other Person or any collateral. Each of Kraft Heinz and the Parent Borrower further waives presentment to, demand of payment from and protest to any Borrower of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

(b) Each of Kraft Heinz and the Parent Borrower hereby irrevocably waives any claims or other rights that it may now or hereafter acquire against any Borrower that arise from the existence, payment, performance or enforcement of the obligations of Kraft Heinz or the Parent Borrower under the Guaranty or this Agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent or any other Guaranteed Party against any Borrower or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to Kraft Heinz or the Parent Borrower in violation of the preceding sentence at any time prior to the later of the cash payment in full of the Guaranteed Obligations and the latest Maturity Date, such amount shall be held in trust for the benefit of the Administrative Agent and the other Guaranteed Parties and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of this Agreement and the Guaranty, or to be held as collateral for any Guaranteed Obligations thereafter arising. Each of Kraft Heinz and the Parent Borrower acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Agreement, the other Loan Documents and the Guaranty and that the waiver set forth in this Section 8.03(b) is knowingly made in contemplation of such benefits.

(c) Each of Kraft Heinz and the Parent Borrower agrees that if payment in respect of any Guaranteed Obligation shall be due in a currency other than US Dollars and/or at a place of payment other than New York and if, by reason of any change in law, disruption of currency or foreign exchange markets, war or civil disturbance or other event, circumstance or condition, payment of such Guaranteed Obligation in such currency or at such place of payment shall be impossible or, in the reasonable judgment of the Administrative Agent, any Lender or any Issuing Bank, not consistent with the protection of its rights or interests, then, at the election of the Administrative Agent, Kraft Heinz or the Parent Borrower, as the case may be, shall make payment of such Guaranteed Obligation in US Dollars (it being agreed that the rate of exchange used shall be that at which in accordance with normal banking procedures such currency can be purchased with US Dollars) and/or in New York, and shall indemnify the Administrative Agent and each other Guaranteed Party against any losses or reasonable out-of-pocket expenses that it shall sustain as a result of such alternative payment.

SECTION 8.04 Continuing Guaranty. The Guaranty is a continuing guaranty and shall (a) remain in full force and effect until all the Guaranteed Obligations (other than contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made), whether currently existing or hereafter incurred, have been paid in full in cash, the Lenders have no further commitment to lend under this Agreement or the other Loan Documents, the Letter of Credit Exposure has been reduced to zero and the Issuing Banks have no further obligations to issue, amend or extend Letters of Credit under this Agreement or the other Loan Documents, (b) be binding upon each of Kraft Heinz, the Parent Borrower and each of their respective successors and assigns, and (c) inure to the benefit of and be enforceable by the Administrative Agent and the other Guaranteed Parties.

ARTICLE IX

Miscellaneous

SECTION 9.01 Amendments, Etc.; Limitations on Affiliated Lenders.

(a) No amendment or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by any Borrower or Kraft Heinz therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, Kraft Heinz and the Parent Borrower (or, in the case of any other Loan Document, each Borrower that is a party thereto and the Administrative Agent, with the consent of the Required Lenders), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall (A) waive any of the conditions specified in Section 3.02 or 3.03 without the prior written consent of a Majority in Interest of the Revolving Lenders (it being understood and agreed that any waiver or amendment of a representation, warranty, covenant, Default or Event of Default shall not constitute a waiver of any condition specified in Section 3.02 or 3.03 unless the amendment or waiver so provides), (B) increase any Commitment of any Lender without the prior written consent of such Lender, (C) reduce the principal of, or the amount or rate of interest on, any Loan or any Letter of Credit Disbursement or any fees payable hereunder without the prior written consent of each Lender directly affected thereby, (D) postpone any date fixed for any payment of principal of, or interest on, any Loan or the required date of any reimbursement of any Letter of Credit Disbursement, or any fees payable hereunder, or postpone the scheduled date of expiration of any Commitment, without the prior written consent of each Lender directly affected thereby, (E) change the percentage set forth in the definition of the term “Required Lenders”, “Majority in Interest” or any other provision of this Agreement or any other Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights hereunder or thereunder or make any determination or grant any consent hereunder or thereunder, in each case, without the prior written consent of each Lender (or each Lender of such Class, as the case may be), provided that, with the prior written consent of the Required Lenders, the provisions of this Section and the definition of the terms “Required Lenders” or “Majority in Interest” may be amended to include references to any new Class of Loans or Commitments created under this Agreement (or to Lenders extending such Loans or Commitments) on substantially the same basis as the corresponding references relating to the existing Classes of Loans or Commitments or Lenders, (F) release Kraft Heinz or the Parent Borrower from the Guaranty without the prior written consent of each Lender, (G) change Section 2.15 in a manner that would alter the pro rata sharing of payments required thereby without the prior written consent of each Lender directly and adversely affected thereby, (H) add any additional currencies in which any Loan must be made available by any Lender without the prior written consent of such Lender, (I) change any provision of this Agreement or any other Loan Document in a manner that by its terms adversely affects the rights in respect of payments of Lenders of any Class differently from Lenders of any other Class, without the prior written consent of Lenders representing a Majority in Interest of each adversely affected Class or (J) amend this Section 9.01 without the written consent of each Lender; provided further that no waiver of the conditions specified in Section 3.04 in connection with any Competitive Bid Borrowing shall be effective unless consented to by all Lenders making Competitive Bid Loans as part of such Competitive Bid Borrowing; and provided further that (1) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document, (2) no amendment, waiver or consent shall, unless in writing and signed by the applicable Issuing Bank in addition to the Lenders required above to take such action, affect the rights or duties of any Issuing Bank under this Agreement or any other Loan Document, (3) no amendment, waiver or consent shall, unless in writing and signed by the applicable Swingline Lender in addition to the Lenders required above to take such action, affect the rights or duties of any Swingline Lender under this Agreement or any other Loan Document, (4) any amendment, waiver or consent in respect of this Agreement or any other Loan Document that by its terms affects the rights or duties under this Agreement of the Lenders of one or more Classes (but not the Lenders of any other Classes) may be effected by an agreement or agreements in writing entered into by Kraft Heinz, the Parent Borrower (or, in the case of any Loan Document other than this Agreement, each Borrower party thereto) and the requisite number or percentage in interest of Lenders under each affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time, (5) this Agreement and the other Loan Documents may be amended as set forth in Sections 2.07(b), 2.09(a)(iii), 2.09(b), 2.17, 2.20(f) and 9.08, and the term Letter of Credit Commitment or Swingline Commitment, as such term is used in reference to any Issuing Bank or any Swingline Lender, may be modified with the consent of such Issuing Bank or such Swingline Lender as contemplated by the definition of such term, in each case, without any additional consents, (6) if the Administrative Agent, Kraft Heinz and the Parent Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect or inconsistency in any provision of this Agreement or any other Loan Document, then the Administrative Agent, Kraft Heinz and the Parent Borrower shall be permitted to amend or modify such provision to cure such ambiguity, omission, mistake, typographical error or other defect or inconsistency, and such amendment or modification shall become effective without any further action or consent of any other party to this Agreement, it being agreed that the Administrative Agent shall provide a copy thereof to the Lenders promptly after the effectiveness thereof, (7) no consent with respect to any amendment, waiver or other modification of this Agreement or any other Loan Document shall be required of any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clause (B), (C), (D) or (H) set forth above and then only in the event such Defaulting Lender shall be affected by such amendment, waiver or other modification and (8) no amendment, waiver or other modification of this Agreement or any other Loan Document referred to in the first proviso to this Section shall require the consent or approval of any Lender which immediately after giving effect to such amendment, waiver or other modification (x) shall have no Commitment or other obligation to maintain or extend credit under the Loan Documents (as so amended, waived or otherwise modified), including, without limitation, any obligation in respect of any drawing under or participation in any Letter of Credit, and (y) substantially contemporaneously with the effectiveness of such amendment, waiver or other modification shall have been paid in full all amounts owing to it under the Loan Documents (including, without limitation, principal, interest and fees), it being understood and agreed that from and after the effectiveness of any such amendment, waiver or other modification any such Lender shall be deemed to no longer be a “Lender” hereunder or a party hereto, provided that any such Lender shall retain the benefit of indemnification and other provisions hereof which, by the terms hereof, would survive a termination of this Agreement.

(b) Notwithstanding anything to the contrary set forth in this Agreement, no Lender that is an Affiliated Lender shall have any right to (and no Affiliated Lender shall) (i) consent to any amendment, waiver or consent with respect to any of the terms and conditions of this Agreement or any other Loan Document, (ii) require the Administrative Agent or any Lender to take any action (or refrain from taking any action) with respect to this Agreement or any other Loan Document, (iii) otherwise vote on any matter relating to this Agreement or any other Loan Document, (iv) attend (or receive notice of) any meeting (whether in person, by telephone or other means) with the Administrative Agent or any Lender, except any portion thereof attended (at the invitation of the Administrative Agent) by representatives of Kraft Heinz or the Parent Borrower, or receive any information or material (in whatever form) prepared by or on behalf of, or otherwise provided by, the Administrative Agent or any Lender, other than any such information or material that has been made available by the Administrative Agent to Kraft Heinz or the Parent

Borrower and any notices of borrowings, prepayments and other administrative matters in respect of its Term Loans required to be provided to it pursuant to Article II, or (v) make or bring any claim, in its capacity as a Lender, against the Administrative Agent or any Lender with respect to the fiduciary duties of the Administrative Agent or any Lender or any other duties and obligations of such Persons under this Agreement, any other Loan Document or any related document or instrument; provided that, without the prior written consent of such Affiliated Lender, no amendment, waiver or consent with respect to any of the terms and conditions of this Agreement or any other Loan Document shall (A) deprive any Affiliated Lender, in its capacity as Lender, of its share of any payments that Lenders of the same Class are entitled to share on a pro rata basis hereunder or (B) affect any Affiliated Lender, in its capacity as Lender, in a manner that is disproportionate to the effect of such amendment, waiver or consent on the other Lenders of the same Class.

(c) If a proceeding under the Federal Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law shall be commenced by or against Kraft Heinz or any Borrower prior to the time when the Obligations have been paid in full, each Affiliated Lender shall acknowledge and agree that it is an “insider” under Section 101(31) of the Federal Bankruptcy Code and, as such, the claims associated with its Term Loans and its Term Commitments shall not be included in determining whether the applicable class of creditors holding such claims has voted to accept a proposed plan for purposes of Section 1129(a)(10) of the Federal Bankruptcy Code, or, alternatively, to the extent that the foregoing designation is deemed unenforceable for any reason, each Affiliated Lender shall vote (and hereby irrevocably authorizes and empowers the Administrative Agent so to vote on behalf of such Affiliated Lender) in such proceedings in the same proportion as the allocation of voting with respect to such matter by Lenders that are not Affiliated Lenders, except to the extent that any plan of reorganization proposes to treat the Obligations held by such Affiliated Lender in a manner that is less favorable in any material respect to such Affiliated Lender than the proposed treatment of similar Obligations held by Lenders that are not Affiliated Lenders. To give effect to the foregoing right of the Administrative Agent to vote on behalf of any Affiliated Lender with respect to the Obligations, each Lender that is an Affiliated Lender hereby constitutes and appoints the Administrative Agent and any officer or agent of the Administrative Agent, with full power of substitution, as such Affiliated Lender’s true and lawful attorney-in-fact with full power and authority in the place of such Affiliated Lender and in the name of such Affiliated Lender or in its own name, to take any and all appropriate action and to execute any and all documents and instruments as, in the opinion of such attorney, may be necessary or desirable to accomplish the purposes hereof, which appointment as attorney is irrevocable and coupled with an interest.

(d) The provisions set forth in Sections 9.01(b), 9.01(c) and 9.01(d), and the related provisions set forth in each Assignment and Assumption executed by an Affiliated Lender, constitute an irrevocable voting proxy coupled with a pledge in favor of the Administrative Agent with respect to voting obligations set forth in Section 9.01(c).

(e) It is acknowledged and agreed that, in the event any Class of Term Loans is created pursuant to Section 2.17, the limitations set forth herein with respect to ownership and voting rights of any Affiliated Lender shall be applicable, mutatis mutandis, with respect to the ownership of, or voting rights relating to, Term Loans of such Class.

SECTION 9.02 Notices, Etc.

(a) Addresses. All notices and other communications provided for hereunder shall be in writing and mailed by certified or registered mail, emailed or delivered by hand or overnight courier service, as follows:

(i) if to Kraft Heinz, the Parent Borrower or any other Borrower:

c/o The Kraft Heinz Company

200 East Randolph Street

Chicago, Illinois 60601

Attention: Treasurer

Email: yang.xu@kraftheinz.com

with a copy to:

c/o The Kraft Heinz Company

200 East Randolph Street

Chicago, Illinois 60601

Attention: General Counsel

Email: rashida.lalande@kraftheinz.com

(ii) if to any Lender, to it at its address (or email) set forth in its Administrative Questionnaire delivered to the Administrative Agent in connection herewith;

(iii) if to any Issuing Bank, to it at its address (or email) most recently specified by it in a notice delivered to the Administrative Agent and the Parent Borrower (or, in the absence of any such notice, to the address (or email) set forth in the Administrative Questionnaire of the Lender that is serving as such Issuing Bank or is an Affiliate thereof); and

(iv) if to the Administrative Agent, to JPMorgan Chase Bank, N.A., JPM Loan & Agency Services, 500 Stanton Christiana Road, NCC 5, Floor 1, Newark, DE 19713-2107, Attention of Zohaib Nazir (email: zohaib.nazir@chase.com) with a copy to JPMorgan Chase Bank, N.A., JPM Loan & Agency Services, 500 Stanton Christiana Road, NCC 5, Floor 1, Newark, DE 19713-2107, Attention of Yili Xu (email: yili.x.xu@chase.com);

or, as to Kraft Heinz, any Borrower or the Administrative Agent, at such other address (or email) as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address (or email) as shall be designated by such party in a written notice to the Parent Borrower and the Administrative Agent.

Notices and other communications by the Administrative Agent to the Lenders and the Issuing Banks hereunder may, in addition to email, be delivered or furnished by other electronic communications (including the Electronic System) pursuant to procedures approved by the Administrative Agent. Each Lender and Issuing Bank agrees that notice to it specifying that a notice and other communications have been posted to the Electronic System shall constitute effective delivery of such notice or other communication to such Lender or Issuing Bank for purposes of the Loan Documents. Each Lender and Issuing Bank agrees (a) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or Issuing Bank’s email to which any notice or communications may be sent by electronic transmission and (b) that any notice or communication may be sent to such email address.

(b) Effectiveness of Notices. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; and unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an email address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgment); provided that, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Electronic System shall be deemed received upon the deemed receipt by the intended recipient at its email address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c) Electronic Systems. Each of the Borrowers, Kraft Heinz, the Lenders and the Issuing Banks agrees that the Administrative Agent may, but shall not be obligated to, make any Communication by posting such Communication on an Electronic System. Any Electronic System used by the Administrative Agent is provided “as is” and “as available”. Neither the Administrative Agent nor any of its Related Parties warrants, or shall be deemed to warrant, the adequacy of any Electronic System and the Administrative Agent expressly disclaims Liability for errors or omissions in the Communications or the Electronic System. Neither the Administrative Agent nor any of its Related Parties is responsible for approving or vetting the representatives or contacts of any Lender or Issuing Bank that are added to any Electronic System. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made, or shall be deemed to be made, by the Administrative Agent or any of its Related Parties in connection with the Communications or any Electronic System. In no event shall the Administrative Agent or any of its Related Parties have any liability to Kraft Heinz, any Borrower, any Lender, any Issuing Bank or any other Person for Liabilities of any kind, including direct or indirect, special, incidental, consequential or punitive damages, losses or expenses (whether in tort, contract or otherwise) arising out of Kraft Heinz’s, any Borrower’s or the Administrative Agent’s transmission of Communications through an Electronic System, except to the extent that such Liabilities are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of the Administrative Agent or any of its Related Parties.

SECTION 9.03 No Waiver; Remedies. No failure on the part of any Lender, any Issuing Bank or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies provided by law. Without limiting the generality of the foregoing, the execution and delivery of this Agreement, the making of any Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank or any of their respective Related Parties may have had notice or knowledge of such Default at the time.

SECTION 9.04 Costs and Expenses; Breakage; Indemnification; Limitation of Liability.

(a) Administrative Agent; Enforcement. Each of Kraft Heinz and the Parent Borrower jointly and severally agrees to pay on demand (i) all reasonable costs and expenses of the Administrative Agent and the Revolving Arrangers in connection with the preparation, execution, delivery, administration (excluding any costs or expenses for administration related to the overhead of the Administrative Agent), modification and amendment of this Agreement, any other Loan Document and the documents to be delivered hereunder or thereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of a single counsel for the Administrative Agent and the Revolving Arrangers with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under this Agreement and the other Loan Documents (which, insofar as such costs and expenses relate to the preparation, execution and delivery of this Agreement and the other Loan Documents and the closing hereunder, shall be limited to the reasonable and documented fees and expenses of Cravath, Swaine & Moore LLP), (ii) all reasonable costs and expenses incurred by any Issuing Bank in connection with the issuance, amendment or extension of any Letter of Credit or any demand for payment thereunder and (iii) all costs and expenses of the Lenders, the Issuing Banks and the Administrative Agent, if any (including, without limitation, reasonable fees and expenses of the Lenders, the Issuing Banks and the Administrative Agent for one primary counsel and one local counsel in each relevant jurisdiction), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement (including the Guaranty), the other Loan Documents and the other documents to be delivered hereunder or thereunder.

(b) Prepayment of Term Benchmark Loans. If any payment of principal of any Term Benchmark Loan is made other than on the last day of the Interest Period for such Loan or at its maturity, as a result of a payment pursuant to Section 2.10, acceleration of the maturity of the Loans pursuant to Section 6.02, an assignment made as a result of a demand by the Parent Borrower pursuant to Section 9.07(a) or for any other reason, the Parent Borrower shall, upon demand by any Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses (excluding loss of anticipated profits), costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Loan.

(c) Indemnification. Each of Kraft Heinz and each Borrower jointly and severally agrees to indemnify and hold harmless the Administrative Agent, each Revolving Arranger, each Issuing Bank and each Lender, each of their respective Affiliates and each of their and their respective Affiliates’ control Persons, directors, officers, employees, representatives, advisers, attorneys and agents (each, an “Indemnified Party”) from and against any and all Liabilities and expenses (including, without limitation, reasonable fees and disbursements of counsel) which may be incurred by or asserted against any Indemnified Party, in each case in connection with or arising out of, or in connection with the preparation for or defense of, any investigation, arbitration, litigation or proceeding (i) relating to this Agreement, any other Loan Document or any of the other documents delivered hereunder or thereunder, the Loans, the Letters of Credit or any transaction or proposed transaction (whether or not consummated) in which any proceeds of any Borrowing or any Letter of Credit are applied or proposed to be applied, directly or indirectly, by any Borrower (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), whether or not such Indemnified Party is a party to such transaction, or (ii) relating to Kraft Heinz’s or any Borrower’s consummation of any transaction or proposed transaction contemplated hereby (whether or not consummated) or entering into this Agreement or any other Loan Document or to any actions or omissions of Kraft Heinz, any Borrower, any of their respective Subsidiaries or other Affiliates or any of its or their respective officers, directors, employees or agents in connection therewith, in each case whether or not an Indemnified Party is a party thereto and whether or not such investigation, arbitration, litigation or proceeding is brought by Kraft Heinz, any Borrower or any other Person; provided, however, that neither Kraft Heinz nor any Borrower shall be required to indemnify an Indemnified Party from or against any portion of such Liabilities or expenses that is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from (i) the gross negligence, bad faith or willful misconduct of such Indemnified Party, (ii) a dispute among the Lenders not arising out of acts or omissions of Kraft Heinz, any of the Borrowers or any of their respective Subsidiaries or other Affiliates (other than a dispute involving a claim against an Indemnified Party for its acts or omissions in its capacity as, or in fulfilling its role as, an arranger, bookrunner, agent or similar role in respect of the credit facilities evidenced by this Agreement, except, with respect to this clause (ii), to the extent such acts or omissions are determined by a court of competent jurisdiction by final and non-appealable judgment to have constituted the gross negligence, bad faith or willful misconduct of such Indemnified Party in such capacity) or (iii) such Indemnified Party’s material breach of this Agreement. Notwithstanding anything to the contrary in any Loan Document, this Section 9.04(c) shall not apply with respect to taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-tax claim.

(d) Indemnification by Lenders. To the extent that Kraft Heinz and the Parent Borrower fail to pay any amount required to be paid by it to the Administrative Agent (or any sub-agent thereof), any Issuing Bank or any Swingline Lender, or any Related Party of any of the foregoing Persons (and without limiting Kraft Heinz’ or the Parent Borrower’s obligation to do so) under paragraph (a) or (c) of this Section, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such Issuing Bank or the Swingline Lender, or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that such payment was incurred by or asserted against the Administrative Agent (or such sub-agent), such Issuing Bank or any Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing Persons acting for the Administrative Agent (or any such sub-agent), any Issuing Bank or any Swingline Lender in connection with such capacity; provided further that, with respect to such unpaid amounts owed to any Issuing Bank or any Swingline

Lender in its capacity as such, or to any Related Party of any Issuing Bank or any Swingline Lender acting for such Issuing Bank or such Swingline Lender in connection with such capacity, only the Revolving Lenders shall be required to pay such unpaid amounts. For purposes of this Section, at any time, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the Aggregate Revolving Exposure, unused Revolving Commitments and, except for purposes of the immediately preceding proviso, the outstanding Term Loans and unused Term Commitments, in each case, at such time (or most recently outstanding and in effect); provided that, for such purpose, the Multicurrency Tranche Revolving Exposure of any Multicurrency Tranche Revolving Lender that is a Swingline Lender shall be deemed to exclude any amount of its Swingline Exposure in excess of its Multicurrency Tranche Revolving Percentage of the sum of the US Dollar Equivalent Amounts of the aggregate principal amount of the outstanding Swingline Loans, adjusted to give effect to any reallocation under Section 2.19 of the Swingline Exposures of Defaulting Lenders in effect at such time, and the unused Multicurrency Tranche Revolving Commitment of such Multicurrency Tranche Revolving Lender shall be determined on the basis of its Multicurrency Tranche Revolving Exposure excluding such excess amount.

(e) Limitation of Liability. To the extent permitted by applicable law, (i) each party hereto agrees not to assert, and each hereby waives, any Liabilities, on any theory of liability, against any other party hereto or any of their respective Affiliates or, in the case of Kraft Heinz and the Borrowers, against any Lender-Related Person for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to this Agreement, any other Loan Document or any related document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith; provided that the foregoing shall not limit the indemnity and expense reimbursement obligations set forth in this Section or elsewhere in any other Loan Document, and (ii) neither Kraft Heinz nor any Borrower shall assert, and each hereby waives, any claim against any Lender-Related Person, on any theory of liability, for any Liabilities of any kind arising from the use by others of any information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems, including any Electronic Systems, in connection with this Agreement, any other Loan Document or any related document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, or the transactions contemplated hereby or thereby.

SECTION 9.05 Right of Set-Off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.02 to authorize the Administrative Agent to declare the Loans due and payable pursuant to the provisions of Section 6.02, each Lender is hereby authorized at any time and from time to time after providing written notice to the Administrative Agent of its intention to do so, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or any of its Affiliates to or for the credit or the account of Kraft Heinz, the Parent Borrower or any other Borrower against any and all of the obligations of Kraft Heinz, the Parent Borrower or any other Borrower now or hereafter existing under this Agreement or any other Loan Document, whether or not such Lender shall have made any demand under this

Agreement or any other Loan Document and although such obligations may be unmatured. Each Lender shall promptly notify Kraft Heinz or the appropriate Borrower and the Administrative Agent after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender and its Affiliates under this Section 9.05 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender and its Affiliates may have.

SECTION 9.06 Binding Effect; Survival. This Agreement shall be binding upon and inure to the benefit of each of Kraft Heinz, the Borrowers, the Administrative Agent, each Lender and each Issuing Bank and their respective successors and assigns, except that, other than in accordance with Section 5.02(b), neither Kraft Heinz nor any Borrower shall have the right to assign its rights or obligations hereunder or any other Loan Document, or any interest herein or therein, without the prior written consent of each of the Lenders. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any branch or Affiliate of any Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, sub-agents of the Administrative Agent, the Revolving Arrangers, the Revolving Syndication Agents, the Indemnified Parties and the Related Persons of the foregoing) any legal or equitable right, remedy or claim under or by reason of this Agreement. The agreements and obligations contained in Sections 2.02(c), 2.06(f), 2.08(c)(iii), 2.11, 2.13(e), 2.14, 2.20(g)(ii), 9.04, 9.17 and 9.19, the last sentence of 8.02 and Article VII shall survive the payment in full of principal and interest hereunder and the termination of the Commitments or this Agreement. Notwithstanding the foregoing or anything else to the contrary set forth in this Agreement or any other Loan Document, in the event that, in connection with the refinancing or repayment in full of the credit facilities provided for herein, an Issuing Bank shall have provided to the Administrative Agent a written consent to the release of the Multicurrency Tranche Revolving Lenders from their obligations hereunder with respect to any Letter of Credit issued by such Issuing Bank (whether as a result of the obligations of any Borrower (and any other account party) in respect of such Letter of Credit having been collateralized in full by a deposit of cash with such Issuing Bank, or being supported by a letter of credit that names such Issuing Bank as the beneficiary thereunder, or otherwise), then from and after such time such Letter of Credit shall cease to be a “Letter of Credit” outstanding hereunder for all purposes of this Agreement and the other Loan Documents (including for purposes of determining whether Kraft Heinz and the Parent Borrower are required to comply with Article V, but excluding Sections 2.11, 2.14 and 9.04 and any expense reimbursement or indemnity provisions set forth in any other Loan Document), and the Multicurrency Tranche Revolving Lenders shall be deemed to have no participations in such Letter of Credit, and no obligations with respect thereto, under Section 2.20.

SECTION 9.07 Assignments and Participations.

(a) Assignment of Lender Obligations. Each Lender may assign to one or more Persons all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments or Loans of any Class), subject to the following:

(i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement (other than, except in the case of an assignment made pursuant to Section 9.07(h), any Competitive Bid Loans owing to such Lender or any Competitive Bid Notes held by it), provided that this clause (i) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans;

(ii) the amount of the Commitment or Loans of any Class of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Assumption with respect to such assignment) shall in no event, other than with respect to assignments to another Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the Commitment or Loans of such Class of such Lender, be less than US$10,000,000, subject in each case to reduction at the sole discretion of the Parent Borrower, and shall be an integral multiple of US$1,000,000;

(iii) each such assignment shall be to an Eligible Assignee; provided that if such Eligible Assignee is an Affiliated Lender, (A) such assignment may only be an assignment of Term Loans (and not of Revolving Commitments, Revolving Loans or Competitive Bid Loans) and (B) after giving effect thereto, the Affiliated Lender Limitation shall be satisfied;

(iv) each such assignment shall require the prior written consent of (x) the Administrative Agent, (y) in the case of any assignment of all or a portion of a Multicurrency Tranche Revolving Commitment or any Multicurrency Tranche Revolving Lender’s obligations in respect of its Letter of Credit Exposure or its Swingline Exposure, each Issuing Bank and/or each Swingline Lender, as applicable, and (z) unless an Event of Default under Section 6.01(a) or 6.01(e) has occurred and is continuing, the Parent Borrower (such consents not to be unreasonably withheld or delayed and such consents by the Parent Borrower shall be deemed to be given if no objection is received by the assigning Lender and the Administrative Agent from the Parent Borrower within ten Business Days after notice of such proposed assignment has been delivered to the Parent Borrower); provided, that no consent of the Administrative Agent or the Parent Borrower shall be required for (1) in the case of any assignment of all or a portion of any Revolving Commitment, any Revolving Loan or any Multicurrency Tranche Revolving Lender’s obligations in respect of its Letter of Credit Exposure or Swingline Exposure, an assignment to another Revolving Lender or an Affiliate of a Revolving Lender or (2) in the case of any assignment of all or a portion of any Term Commitment or any Term Loan, an assignment to another Lender or an Affiliate of a Lender;

(v) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on an Electronic System), together with a processing and recordation fee of US$3,500 (which fee may be waived by the Administrative Agent in its sole discretion), provided, that if such assignment is made pursuant to Section 9.07(h), the Parent Borrower shall pay or cause to be paid such US$3,500 fee; and

(vi) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain MNPI) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws.

Subject to acceptance and recording thereof pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Assumption, have the rights and obligations of a Lender hereunder and (y) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Assumption, relinquish its rights (other than those provided under Section 9.04 and, with respect to the period during which it is a Lender, Sections 2.02(c), 2.06(f), 2.11, and 2.14) and be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.02(c), 2.06(f), 2.11, 2.14 and 9.04), other than Section 9.12.

(b) Assignment and Assumption. By executing and delivering an Assignment and Assumption, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Assumption, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Kraft Heinz or any Borrower or the performance or observance by Kraft Heinz or any Borrower of any of its obligations under this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee makes the representations and warranties and agreements set forth in such Assignment and Assumption, (iv) in the case of such assignee that is an Affiliated Lender, such assignee represents and warrants that the Affiliated Lender Limitation shall be satisfied as of the effective date of such assignment after giving effect thereto, (v) in the case of any assignee that is an Affiliated Lender, in the event such assignee becomes aware that the Affiliate Lender Limitation has been exceeded, it shall promptly notify the Administrative Agent thereof and shall, in coordination with the other Lenders that are Affiliated Lenders, promptly take such steps (including assignment and transfer of Term Loans) as shall be required to eliminate such excess), and (vi) in the case of any assignee that is an Affiliated Lender, such assignee has disclosed to the assignor Lender (and, in the case of any assignments and transfers that shall have been intermediated by a third party, to the original assignor Lender in respect thereof) that it is an Affiliated Lender. It is understood and agreed that the Administrative Agent and each assignor Lender shall be entitled to rely, and shall incur no liability for relying, upon the representations and warranties of an assignee that is an Affiliated Lender set forth in this Section and in the applicable Assignment and Assumption.

(c) Administrative Agent’s Acceptance. Upon receipt by the Administrative Agent of an Assignment and Assumption (or an agreement incorporating by reference a form of Assignment and Assumption posted on an Electronic System) executed by an assigning Lender and an assignee and the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder) and the processing and recordation fee referred to in this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that the Administrative Agent shall not be required to accept such Assignment and Assumption or so record the information contained therein if the Administrative Agent reasonably believes that such Assignment and Assumption lacks any written consent required by this Section or is otherwise not in proper form, it being acknowledged that the Administrative Agent shall have no duty or obligation (and shall incur no Liability) with respect to obtaining (or confirming the receipt) of any such written consent or with respect to the form of (or any defect in) such Assignment and Assumption, any such duty and obligation being solely with the assigning Lender and the assignee. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. Each assigning Lender and the assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the Administrative Agent that all written consents required by this Section with respect thereto (other than the consent of the Administrative Agent) have been obtained and that such Assignment and Assumption is otherwise duly completed and in proper form, and each assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the assigning Lender and the Administrative Agent that such assignee is an Eligible Assignee.

(d) Register. The Administrative Agent, acting for this purpose as a non-fiduciary agent of Kraft Heinz and the Borrowers, shall maintain at one of its offices in the United States a copy of each Assignment and Assumption delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Kraft Heinz, the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Kraft Heinz, any Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

(e) Sale of Participation. Each Lender may sell participations to one or more Eligible Assignees (other than an Affiliated Lender) (each, a “Participant”) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment of any Class, the Loans of any Class owing to it and any Note or Notes held by it), subject to the following:

(i) such Lender’s obligations under this Agreement (including, without limitation, its Commitment hereunder) shall remain unchanged;

(ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;

(iii) Kraft Heinz, the Parent Borrower, the other Borrowers, the Administrative Agent, the other Lenders and the Issuing Banks shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement;

(iv) each Participant shall be entitled to the benefits of Sections 2.11 and 2.14 (subject to the limitations and requirements of those Sections, including the requirements to provide forms and/or certificates pursuant to Sections 2.14(e), 2.14(f) or 2.14(g)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (a) of this Section;

(v) no Participant under any such participation shall have any right to approve any amendment or waiver of any provision of this Agreement or any other Loan Document, or any consent to any departure by Kraft Heinz or any Borrower therefrom, except any amendment, waiver or consent described in clauses (B), (C), (D) or (H) of the first proviso to Section 9.01(a) that affects such Participant; and

(vi) a Participant shall not be entitled to receive any greater payment under Sections 2.11 and 2.14 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Parent Borrower’s or the relevant other Borrower’s prior written consent (not to be unreasonably withheld or delayed).

Each Lender that sells a participation shall maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans, Letters of Credit or other obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. Without limiting or expanding any Lender’s obligations under Section 2.14(e), no Lender shall have any obligation to disclose all or any portion of a Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other obligations under this Agreement) except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103(c) of the United States Treasury Regulations or, if different, under Sections 871(h) or 881(c) of the Code.

(f) Disclosure of Information. Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or Participant or proposed assignee or Participant, any information relating to Kraft Heinz or any Borrower furnished to such Lender by or on behalf of Kraft Heinz or any Borrower; provided that, prior to any such disclosure, the assignee or Participant or proposed assignee or Participant shall agree to preserve the confidentiality of any confidential information relating to Kraft Heinz, any Borrower or any of their respective Subsidiaries received by it from such Lender.

(g) Security Interest. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any other central bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(h) Replacement of Lenders. In the event that (i) any Lender shall have delivered a notice pursuant to Section 2.12, (ii) any Borrower shall be required to make additional payments to or for the account of any Lender under Section 2.11 or 2.14, (iii) any Lender (a “Non-Consenting Lender”) shall withhold its consent to any amendment, waiver or consent that requires the consent of all the Lenders or all affected Lenders (or all Lenders or all affected Lenders of any Class) and that has been consented to by the Required Lenders (or a Majority in Interest of the Lenders of such Class), (iv) any Lender shall be a Defaulting Lender or (v) any Lender shall be a Non-Extending Lender, the Parent Borrower shall have the right, at its own expense, upon notice to such Lender and the Administrative Agent, (A) except in the case of clause (v), to terminate the Commitments (or the Commitment of the applicable Class) of such Lender or (B) to require such Lender to transfer and assign at par and without recourse (in accordance with and subject to the restrictions contained in Section 9.07) all its interests, rights and obligations under this Agreement and the other Loan Documents (or all its interests, rights and obligations as a Lender of the applicable Class) to one or more other Eligible Assignees approved by the Administrative Agent and, if a Multicurrency Tranche Revolving Commitment, Letter of Credit Exposure or Swingline Exposure is being assigned, each Issuing Bank and/or each Swingline Lender, as applicable (each such approval not to be unreasonably withheld, delayed or conditioned), which shall assume such obligations; provided, that (x) in the case of any replacement of a Non-Consenting Lender, each assignee shall have consented to the relevant amendment, waiver or consent, (y) no such termination or assignment shall conflict with any law or any rule, regulation or order of any Governmental Authority and (z) the Borrowers or the assignee (or assignees), as the case may be, shall pay to such Lender in immediately available funds on the date of such termination or assignment the principal of and interest accrued to the date of payment on the Loans and funded participations in Letter of Credit Disbursements made by it hereunder and all other amounts accrued for its account or owed to it hereunder (if applicable, in each case only to the extent such amounts relate to its interest as a Lender of the applicable Class). The Parent Borrower will not have the right to terminate any Commitment of any Lender, or to require any Lender to assign its rights and interests hereunder, if, prior to such termination or assignment, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Parent Borrower to require such termination or assignment cease to apply. Each Lender agrees that, if the Parent Borrower elects to replace such Lender in accordance with this Section 9.07(h), it shall promptly execute and deliver to the Administrative Agent an Assignment and Assumption to evidence the assignment and shall deliver to the Administrative Agent any Note (if Notes have been issued in respect of such Lender’s Loans) subject to such Assignment and Assumption; provided that the failure of any such Lender to execute an Assignment and Assumption shall not render such assignment invalid and such assignment shall be recorded in the Register.

SECTION 9.08 Designated Subsidiaries.

(a) Designation. The Parent Borrower may at any time, and from time to time after the Closing Date, by delivery to the Administrative Agent of a Designation Agreement duly executed by the Parent Borrower and the applicable Subsidiary and substantially in the form of Exhibit D hereto, designate any wholly-owned Subsidiary as a “Designated Subsidiary” for purposes of this Agreement and such Subsidiary shall thereupon, but subject to the satisfaction of the conditions precedent set forth in Section 3.02, become a “Designated Subsidiary” for purposes of this Agreement and shall have all of the rights and obligations of a Borrower hereunder. The Administrative Agent shall promptly notify each Lender of each such designation by the Parent Borrower and the identity of the applicable Subsidiary.

Notwithstanding the foregoing, (a) no Lender or Issuing Bank shall be required to make Loans to, or issue Letters of Credit for the account of, a Designated Subsidiary in the event that the making of such Loans or issuance of such Letters of Credit would or could reasonably be expected to breach, violate or otherwise be inconsistent with any internal policy (other than with respect to Designated Subsidiaries formed under the laws of any nation that is a member of the Organization for Economic Cooperation and Development as of the date hereof), law or regulation to which such Lender or Issuing Bank is, or would be upon the making of such Loan or issuance of such Letters of Credit, subject and (b) no Term Lender shall be required to make any Term Loan to a Designated Subsidiary. In addition, each Lender shall have the right to make any Loans to any Designated Subsidiary that is a Foreign Subsidiary through an Affiliate or non-U.S. branch of such Lender designated by such Lender at its sole option; provided such designation and Loan does not, in and of itself, subject the Borrowers to greater costs pursuant to Section 2.11 or 2.14 than would have been payable if such Lender made such Loan directly.

(b) Termination. Upon the payment and performance in full of all of the indebtedness, liabilities and obligations under this Agreement of any Designated Subsidiary (and no Letter of Credit issued for the account of such Designated Subsidiary being outstanding), and so long as at the time no Notice of Committed Borrowing, Notice of Swingline Borrowing or Notice of Competitive Bid Borrowing in respect of such Designated Subsidiary is outstanding, such Subsidiary’s status as a “Designated Subsidiary” shall terminate upon notice to such effect from the Administrative Agent to the Lenders (which notice the Administrative Agent shall give promptly, upon and only upon its receipt of a request therefor from the Parent Borrower). Thereafter, the Lenders shall be under no further obligation to make any Loan to, the Issuing Banks shall be under no further obligation to issue or extend Letters of Credit and the Swingline Lenders shall be under no further obligation to make Swingline Loans for the account of, such former Designated Subsidiary until such time as it has been redesignated a Designated Subsidiary by the Parent Borrower pursuant to Section 9.08(a).

(c) Parent Borrower as Agent. Each Designated Subsidiary hereby irrevocably appoints the Parent Borrower as its agent for all purposes of this Agreement and the other Loan Documents, including (a) the giving and receipt of notices (including any Notice of Borrowing, Notice of Conversion/Continuation, Notice of Swingline Borrowing and Notice of Issuance) and (b) the execution and delivery of all documents, instruments and certificates contemplated herein. Each Designated Subsidiary hereby acknowledges that any amendment or waiver of, or any consent with respect to, this Agreement may be effected as set forth in Section 9.01, that no consent of such Designated Subsidiary shall be required to effect any such amendment, waiver or consent modification and that such Designated Subsidiary shall be bound by this Agreement as so amended, waived or otherwise modified.

SECTION 9.09 Governing Law. THIS AGREEMENT, THE NOTES AND, EXCEPT AS EXPRESSLY PROVIDED OTHERWISE IN SUCH LOAN DOCUMENT, EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW DOCTRINES.

SECTION 9.10 Execution in Counterparts; Electronic Execution. (a) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(b) Delivery of an executed counterpart of a signature page of this Agreement, any other Loan Document and/or any document, amendment, approval, consent, information, notice (including any notice delivered pursuant to Section 9.02), certificate, request, statement, disclosure or authorization relating to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each, an “Ancillary Document”) that is an Electronic Signature transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent, each Lender and each Issuing Bank shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of Kraft Heinz and any Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent, any Lender or any Issuing Bank, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, each of Kraft Heinz and the Borrowers hereby (A) agrees that, for all purposes, including, without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Issuing Banks, Kraft Heinz and the Borrowers, Electronic Signatures transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, (B) agrees that the Administrative Agent, each Lender and each Issuing Bank may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D) waives any claim against any Lender-Related Person for any Liabilities or expenses of any kind arising solely from the Administrative Agent’s, any Lender’s and/or any Issuing Bank’s reliance on or use of Electronic Signatures and/or transmissions by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities or expenses of any kind arising as a result of the failure of Kraft Heinz or any Borrower to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

SECTION 9.11 Jurisdiction, Etc.

(a) Submission to Jurisdiction; Service of Process. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined exclusively in such United States District Court or, if that court does not have subject matter jurisdiction, such Supreme Court; provided that, notwithstanding the foregoing, (i) the Administrative Agent, the Lenders and the Issuing Banks shall retain the right to bring any such action or proceeding against any Designated Subsidiary that is a Foreign Subsidiary in the jurisdiction of organization or existence of such Designated Subsidiary and (ii) each of the parties hereto shall retain the right to bring any such action or proceeding in the courts of any other jurisdiction in connection with the enforcement of any judgment. Each of the Designated Subsidiaries hereby agrees that service of process in any such action or proceeding brought in any such court may be made upon the Process Agent, and each Designated Subsidiary hereby irrevocably appoints the Process Agent as its authorized agent to accept such service of process, and agrees that the failure of the Process Agent to give any notice of any such service shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon. Each of the parties hereto further irrevocably consents to the service of process in any such action or proceeding in any such court by the mailing thereof by any other parties hereto by registered or certified mail, postage prepaid, to such party hereto at its address specified pursuant to Section 9.02. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that any party may otherwise have to serve legal process in any other manner permitted by law.

(b) Appointment of Process Agent. Each of the Designated Subsidiaries hereby appoints Kraft Heinz, and Kraft Heinz hereby accepts such appointment, as its process agent (the “Process Agent”) from the Closing Date through the repayment in full of all Obligations, the termination of all the Commitments and the reduction of Letter of Credit Exposure to zero (i) to receive, accept and acknowledge on behalf of such Designated Subsidiary and its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding arising out of or relating to this Agreement or any other Loan Document and (ii) to forward forthwith to such Designated Subsidiary at its address copies of any summons, complaint and other process which the Process Agent receives in connection with its appointment. Such service may be made by mailing or delivering a copy of such process to any Designated Subsidiary in care of the Process Agent at the Process Agent’s address used for purposes of giving notices under Section 9.02, and each Designated Subsidiary hereby irrevocably authorizes and directs the Process Agent to accept, and the Process Agent hereby agrees to accept, such service on its behalf.

(c) Waivers.

(i) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(ii) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING UNDER THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 9.11(c) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR TO ANY OTHER LOAN DOCUMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(iii) In the event any Designated Subsidiary or any of its assets has or hereafter acquires, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement, any other Loan Document or any related document, any immunity from jurisdiction, legal proceedings, attachment (whether before or after judgment), execution, judgment or setoff, such Designated Subsidiary hereby irrevocably agrees not to claim and hereby irrevocably and unconditionally waives such immunity.

SECTION 9.12 Confidentiality. None of the Administrative Agent, the Issuing Banks or the Lenders shall disclose any confidential information relating to Kraft Heinz, the Parent Borrower or any other Borrower to any other Person without the consent of the Parent Borrower, other than (a) to the Administrative Agent’s, such Issuing Bank’s or such Lender’s Affiliates and its and their respective Related Parties, advisors or independent accountants and, as contemplated by Section 9.07(f), to actual or prospective assignees and Participants, and then, in each such case, only on a confidential basis; provided, however, that such actual or prospective assignee or Participant shall have been made aware of this Section 9.12 and shall have agreed to be bound by confidentiality provisions at least as restrictive as the provisions hereof, (b) as required by any law, rule or regulation or judicial process, (c) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking or other financial institutions, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies under this Agreement, any other Loan Document or any related document or any suit, action or proceeding relating to this Agreement, any other Loan Document or any related document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 9.12, any actual or prospective party (and its advisors) to any swap, derivative, or other transaction under which payments are to be made by reference to Kraft Heinz or any Borrower and their respective obligations, this Agreement or payments hereunder, (g) to any actual or prospective credit insurance provider or its Related Parties relating to Kraft Heinz or any Borrower and their respective obligations under this Agreement or otherwise, (h) to the extent such information becomes publicly available other than as a result of a breach of this Section 9.12 and (i) solely with respect to information about this Agreement or any other Loan Document, to market data collectors and service providers, including league table providers, that serve the lending industry.

SECTION 9.13 Integration. This Agreement, the other Loan Documents and any letter agreements with respect to fees payable by any Borrower in connection with the credit facilities established hereunder constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, including the commitments of the Lenders and, if applicable, their Affiliates with respect to the credit facilities established hereunder under any commitment letter or any commitment advices submitted by any Lender (but do not supersede any provisions of any such commitment letter that by the terms thereof survive the effectiveness of this Agreement, all of which provisions shall remain in full force and effect).

SECTION 9.14 Severability. To the fullest extent permitted by law, any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and, to the fullest extent permitted by law, the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.15 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.16 USA Patriot Act Notice. The Administrative Agent and each Lender hereby notifies the Borrowers and Kraft Heinz that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Borrowers and Kraft Heinz, which information includes the name and address of each Borrower and Kraft Heinz and other information that will allow such Lender to identify each Borrower and Kraft Heinz in accordance with the Patriot Act.

SECTION 9.17 Conversion of Currencies.

(a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder or under any other Loan Document in one currency into another currency, each party hereto (including Kraft Heinz and each Borrower) agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

(b) The obligations of Kraft Heinz and each Borrower in respect of any sum due to any other party hereto under this Agreement or any other Loan Document (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder or under such other Loan Document (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, Kraft Heinz and such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss.

SECTION 9.18 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 9.18 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon to the date of payment at, for any day, (a) with respect to any amount denominated in US Dollars, the NYFRB Rate and (b) with respect to any amount denominated in any other currency, an overnight rate determined by such Lender in accordance with banking industry rules on interbank compensation, shall have been received by such Lender.

SECTION 9.19 No Fiduciary Relationship. Kraft Heinz and each Borrower, on behalf of itself and its Subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, Kraft Heinz, the Borrowers and their Subsidiaries, on the one hand, and the Administrative Agent, the Lenders, the Issuing Banks and their Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Lenders, the Issuing Banks or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. The Administrative Agent, each Lender, each Issuing Bank and their respective Affiliates may have economic interests that conflict with those of Kraft Heinz, the Borrowers, their equityholders and/or their Affiliates.

SECTION 9.20 Non-Public Information. Each Lender acknowledges that all information, including requests for waivers and amendments, furnished by Kraft Heinz or the Borrowers or the Administrative Agent pursuant to or in connection with, or in the course of administering, this Agreement will be syndicate-level information, which may contain MNPI. Each Lender represents to the Borrowers and the Administrative Agent that (a) it has developed compliance procedures regarding the use of MNPI and that it will handle MNPI in accordance with such procedures and applicable law, including Federal, state and foreign securities laws, and (b) it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain MNPI in accordance with its compliance procedures and applicable law, including Federal, state and foreign securities laws.

SECTION 9.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any related agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE KRAFT HEINZ COMPANY,

By:	/s/ Yang Xu
Name: Yang Xu
Title: Treasurer

KRAFT HEINZ FOODS COMPANY,

By:	/s/ Yang Xu
Name: Yang Xu
Title: Treasurer

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, an Issuing Bank and a Swingline Lender,

by	/s/ James Kyle O’Donnell
Name: James Kyle O’Donnell
Title: Vice President

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

BANK OF AMERICA, N.A.

by	/s/ J. Casey Cosgrove
Name: J. Casey Cosgrove
Title: Managing Director

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

BARCLAYS BANK PLC:

by	/s/ Ritam Bhalla
Name: Ritam Bhalla
Title: Director

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

Name of Institution: CITIBANK, N.A.

by	/s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

Name of Institution:
DEUTSCHE BANK AG NEW YORK BRANCH

by	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

For any Lender requiring a second signature line:

by	/s/ Douglas Darman
Name: Douglas Darman
Title: Directors

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

Name of Institution:
Morgan Stanley Bank, N.A.

by	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

For any Lender requiring a second signature line: Morgan Stanley Senior Funding, Inc.

by	/s/ Michael King
Name: Michael King
Title: Vice President

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

Name of Institution:
ROYAL BANK OF CANADA

by	/s/ John Flores
Name: John Flores
Title: Authorized Signatory

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

Wells Fargo Bank, N.A.:

by	/s/ Teddy Koch
Name: Teddy Koch
Title: Managing Director

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

Name of Institution: Credit Agricole Corporate and Investment Bank
by	/s/ Jaime Frontera
Name: Jaime Frontera
Title: Managing Director

by	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

Name of Institution: CREDIT SUISSE AG, NEW YORK BRANCH
by	/s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

by	/s/ Michael Dieffenbacher
Name: Michael Dieffenbacher
Title: Authorized Signatory

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

Banco Santander, S.A., New York Branch
by	/s/ Pablo Urgoiti
Name: Pablo Urgoiti
Title: Managing Director

by	/s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

BNP Paribas:
by	/s/ David Foster
Name: David Foster
Title: Director

by	/s/ Michael Pearce
Name: Michael Pearce
Title: Managing Director

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

GOLDMAN SACHS BANK USA

by
/s/ Ananda DeRoche
Name: Ananda DeRoche
Title: Authorized Signatory

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

Name of Institution: HSBC Bank USA,
National Association

by
/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President #23310

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

MIZUHO BANK, LTD.

by
/s/ John Davies
Name: John Davies
Title: Authorized Signatory

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

Name of Institution: MUFG Bank, LTD.

by
/s/ Reema Sharma
Name: Reema Sharma
Title: Director

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

Name of Institution: Sumitomo Mitsui Banking Corporation

by
/s/ Rosa Pritsch
Name: Rosa Pritsch
Title: Director

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

Name of Institution: THE TORONTO-DOMINION BANK, NEW YORK BRANCH

by	/s/ Michael Borowiecki
Name: Michael Borowiecki Title: Authorized Signatory

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

Name of Institution: U.S. Bank National Association

by	/s/ Michael P. Dickman
Name: Michael P. Dickman Title: Senior Vice President

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

Name of Institution: AgFirst Farm Credit Bank

by	/s/ Christopher Reynolds
Name: Christopher Reynolds Title: Vice President

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

Name of Institution: CITIZENS BANK, N.A.

by	/s/ A. Paul Dawley
Name: A. Paul Dawley Title: Senior Vice President

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

Name of Institution: CoBank, ACB

by	/s/ John B. Trawick
Name: John B. Trawick Title: Vice President

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

Name of Institution: Commerzbank AG, New York Branch

by	/s/ Pedro Bell
Name: Pedro Bell
Title: Managing Director

by	/s/ Majed Roz
Name: Majed Roz
Title: Director

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH

by	/s/ Michael Falter
Name: Michael Falter
Title: Managing Director

by	/s/ Shane Koonce
Name: Shane Koonce
Title: Executive Director

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

Name of Institution: ING Bank N.V., Dublin, Branch

by	/s/ Ciaran Dunne
Name: Ciaran Dunne
Title: Director

For any Lender requiring a second signature line:

by	/s/ Louise Gough
Name: Louise Gough
Title: Vice President

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SIGNATURE PAGE

TO THE CREDIT AGREEMENT

OF KRAFT HEINZ FOODS COMPANY

Intesa Sanpaolo S.p.A., New York Branch

by	/s/ Jordan Schweon
Name: Jordan Schweon
Title: Managing Director

by	/s/ Alessandro Toigo
Name: Alessandro Toigo
Title: Head of Corporate Desk

[SIGNATURE PAGE TO KRAFT HEINZ CREDIT AGREEMENT]

SCHEDULE 2.01

Schedule 2.01

Lenders and Commitments

Lender	Revolving Commitment				Total
	Multicurrency Tranche Revolving Commitment		US Tranche Revolving Commitment
JPMorgan Chase Bank, N.A.	US$	277,500,000	US$	0	US$	277,500,000
Bank of America, N.A.	US$	277,500,000	US$	0	US$	277,500,000
Barclays Bank PLC	US$	277,500,000	US$	0	US$	277,500,000
Citibank, N.A.	US$	277,500,000	US$	0	US$	277,500,000
Deutsche Bank AG New York Branch	US$	277,500,000	US$	0	US$	277,500,000
Morgan Stanley Bank, N.A.	US$	246,785,714.29	US$	0	US$	246,785,714.29
Morgan Stanley Senior Funding, Inc.	US$	30,714,285.71	US$	0	US$	30,714,285.71
Royal Bank of Canada	US$	277,500,000	US$	0	US$	277,500,000
Wells Fargo Bank, N.A.	US$	277,500,000	US$	0	US$	277,500,000
Credit Agricole Corporate and Investment Bank	US$	130,000,000	US$	0	US$	130,000,000
Credit Suisse AG, New York Branch	US$	130,000,000	US$	0	US$	130,000,000
Banco Santander, S.A., New York Branch	US$	130,000,000	US$	0	US$	130,000,000
BNP Paribas	US$	130,000,000	US$	0	US$	130,000,000
Goldman Sachs Bank USA	US$	130,000,000	US$	0	US$	130,000,000
HSBC Bank USA, National Association	US$	130,000,000	US$	0	US$	130,000,000

Lender	Revolving Commitment				Total
	Multicurrency Tranche Revolving Commitment		US Tranche Revolving Commitment
Mizuho Bank, Ltd.	US$	130,000,000	US$	0	US$	130,000,000
MUFG Bank, Ltd.	US$	130,000,000	US$	0	US$	130,000,000
Sumitomo Mitsui Banking Corporation	US$	130,000,000	US$	0	US$	130,000,000
The Toronto-Dominion Bank, New York Branch	US$	130,000,000	US$	0	US$	130,000,000
U.S. Bank National Association	US$	130,000,000	US$	0	US$	130,000,000
AgFirst Farm Credit Bank	US$	50,000,000	US$	0	US$	50,000,000
Citizens Bank, N.A.	US$	50,000,000	US$	0	US$	50,000,000
CoBank, ACB	US$	0	US$	50,000,000	US$	50,000,000
Commerzbank AG, New York Branch	US$	50,000,000	US$	0	US$	50,000,000
Coöperatieve Rabobank U.A., New York Branch	US$	50,000,000	US$	0	US$	50,000,000
ING Bank N.V., Dublin Branch	US$	50,000,000	US$	0	US$	50,000,000
Intesa Sanpaolo S.p.A, New York Branch	US$	50,000,000	US$	0	US$	50,000,000

Total	US$	3,950,000,000	US$	50,000,000	US$	4,000,000,000

SCHEDULE 2.20A

Schedule 2.20A

Existing Letters of Credit

None.

SCHEDULE 2.20B

Schedule 2.20B

Issuing Banks and Letter of Credit Commitments

Lender	Letter of Credit Commitment
JPMorgan Chase Bank, N.A.	US$	37,500,000
Bank of America, N.A.	US$	37,500,000
Barclays Bank PLC	US$	37,500,000
Citibank, N.A.	US$	37,500,000
Deutsche Bank AG New York Branch	US$	37,500,000
Morgan Stanley Bank, N.A.	US$	37,500,000
Royal Bank of Canada	US$	37,500,000
Wells Fargo Bank, N.A.	US$	37,500,000

Total	US$	300,000,000

SCHEDULE 2.21

Schedule 2.21

Swingline Commitments

Lender	Swingline Commitment
JPMorgan Chase Bank, N.A.	US$	100,000,000
Barclays Bank PLC	US$	100,000,000
Bank of America, N.A.	US$	100,000,000
Citibank, N.A.	US$	100,000,000

Total	US$	400,000,000

EXHIBIT A-1

TO CREDIT AGREEMENT

FORM OF REVOLVING NOTE

Dated:                     20

US$

FOR VALUE RECEIVED, the undersigned, [NAME OF BORROWER], a                          [corporation/limited liability company] (the “Borrower”), HEREBY PROMISES TO PAY to                     (the “Lender”) or its registered assigns on the Revolving Maturity Date the principal amount of US$[amount of the Lender’s Revolving Commitment in figures] or, if less, the aggregate principal amount of the Revolving Loans outstanding on the Revolving Maturity Date made by the Lender to the Borrower pursuant to the Credit Agreement dated as of July 8, 2022 (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among The Kraft Heinz Company, Kraft Heinz Foods Company, the other borrowers from time to time party thereto, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent. Capitalized terms used but not defined herein are being used herein as defined therein.

The Borrower promises to pay interest on the unpaid principal amount of each Revolving Loan evidenced by this Note from the date of such Revolving Loan until such principal amount is paid in full, at such interest rate, and payable at such times, as are specified in the Credit Agreement. Both principal and interest in respect of each Revolving Loan evidenced by this Note are payable in the currency of such Revolving Loan to the Administrative Agent, for the account of the Lender, at the Administrative Agent Account, in same day funds. Each Revolving Loan owing to the Lender by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, may be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Note.

This Note is one of the Revolving Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

This Note shall be governed by, and construed in accordance with, the substantive laws of the State of New York without regard to choice of law doctrines.

[NAME OF BORROWER]

By:
Name:
Title:

LOANS AND PAYMENTS OF PRINCIPAL

Date	Type of Loan	Currency of Loan	Amount of Loan	Interest Rate	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

EXHIBIT A-2 TO

CREDIT AGREEMENT

FORM OF COMPETITIVE BID NOTE

Dated:                     , 20

[US$/€/₤/C$]

FOR VALUE RECEIVED, the undersigned, [NAME OF BORROWER], a                      [corporation/limited liability company] (the “Borrower”), HEREBY PROMISES TO PAY to                          (the “Lender”) or its registered assigns on                     , 20        , the principal amount of [US$/€/â,¤/C$][                ], representing a Competitive Bid Loan made by the Lender to the Borrower pursuant to the Credit Agreement dated as of July 8, 2022 (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among The Kraft Heinz Company, Kraft Heinz Foods Company, the other borrowers from time to time party thereto, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent. Capitalized terms used but not defined herein are being used herein as defined therein.

The Borrower promises to pay interest on the unpaid principal amount of the Competitive Bid Loan evidenced hereby from the date hereof until such principal amount is paid in full, at the interest rate and payable on the interest payment date or dates provided below:

Currency of Competitive Bid Loan:

Interest Rate Basis:

Day Count Convention:

Interest Payment Date(s):

Interest Period/Maturity Date:

Both principal and interest are payable in the currency of such Competitive Bid Loan to the Administrative Agent, for the account of the Lender, at the Administrative Agent Account, in same day funds.

This Note is one of the Competitive Bid Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

This Note shall be governed by, and construed in accordance with, the substantive laws of the State of New York without regard to choice of law doctrines.

[NAME OF BORROWER]

By:
Name:
Title:

EXHIBIT A-3 TO

CREDIT AGREEMENT

FORM OF TERM NOTE

Dated:              20

US$

FOR VALUE RECEIVED, the undersigned, [NAME OF BORROWER], a                  corporation (the “Borrower”), HEREBY PROMISES TO PAY to                  (the “Lender”) or its registered assigns on the Term Maturity Date the principal amount of US$[amount of the Lender’s Term Commitment in figures] or, if less, the aggregate principal amount of Term Loans of the Lender outstanding on the Term Maturity Date under the Credit Agreement dated as of July 8, 2022 (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among The Kraft Heinz Company, Kraft Heinz Foods Company, the other borrowers from time to time party thereto, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent. Capitalized terms used but not defined herein are being used herein as defined therein.

The Borrower promises to pay interest on the unpaid principal amount of each Term Loan evidenced by this Note from the date such Term Loan is made until such principal amount is paid in full, at such interest rate, and payable at such times, as are specified in the Credit Agreement. Both principal and interest in respect of the Terms Loans evidenced by this Note are payable in US Dollars to the Administrative Agent, for the account of the Lender, at the Administrative Agent Account, in same day funds.

This Note is one of the Term Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

This Note shall be governed by, and construed in accordance with, the substantive laws of the State of New York without regard to choice of law doctrines.

KRAFT HEINZ FOODS COMPANY

By:
Name:
Title:

LOANS AND PAYMENTS OF PRINCIPAL

Date	Type of Loan	Amount of Loan	Interest Rate	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

EXHIBIT A-4

TO CREDIT AGREEMENT

FORM OF SWINGLINE NOTE

Dated:             , 20

€

FOR VALUE RECEIVED, the undersigned, [NAME OF BORROWER], a                  [corporation/limited liability company] (the “Borrower”), HEREBY PROMISES TO PAY to                  (the “Swingline Lender”) or its registered assigns on             , 20     (or, if earlier, the date such repayment is required pursuant to Section 2.21 of the Credit Agreement referred to below), the lesser of the principal sum of [                 ] (€[                ]) and the aggregate unpaid principal amount of all Swingline Loans made by the Swingline Lender to the Borrower pursuant to the Credit Agreement dated as of July 8, 2022 (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among The Kraft Heinz Company, Kraft Heinz Foods Company, the other borrowers from time to time party thereto, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent. Capitalized terms used but not defined herein are being used herein as defined therein.

The Borrower promises to pay interest on the unpaid principal amount of each Swingline Loan evidenced hereby from the date hereof until such principal amount is paid in full, at the interest rate and payable on the interest payment date provided in Section 2.21 of the Credit Agreement.

This Note is one of the Swingline Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

This Note shall be governed by, and construed in accordance with, the substantive laws of the State of New York without regard to choice of law doctrines.

[NAME OF BORROWER]

By:
Name:
Title:

EXHIBIT B-1

TO CREDIT AGREEMENT

FORM OF NOTICE OF COMMITTED BORROWING

JPMorgan Chase Bank, N.A.

Loan and Agency Services Group

500 Stanton Christiana Road, NCC 5, Floor 1

Newark, DE 19713-2107

Attention: Zohaib Nazir

zohaib.nazir@chase.com

with a copy to:

JPMorgan Chase Bank, N.A.

Loan and Agency Services Group

500 Stanton Christiana Road, NCC 5, Floor 1

Newark, DE 19713-2107

Attention: Yili Xu

yili.x.xu@chase.com

[Date]

Ladies and Gentlemen:

[NAME OF BORROWER], a [                ] [corporation/limited liability company] (the “Borrower”), refers to the Credit Agreement dated as of July 8, 2022 (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among The Kraft Heinz Company, Kraft Heinz Foods Company, the other borrowers from time to time party thereto, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent. Capitalized terms used but not defined herein are being used herein as defined therein.

The Borrower hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the Borrower hereby requests a Committed Borrowing (the “Proposed Committed Borrowing”), and in that connection sets forth below the information relating to the Proposed Committed Borrowing as required by Section 2.02(a) of the Credit Agreement:

(a)    Class of Loans comprising the Proposed Committed Borrowing is [Revolving Loans][Term Loans].

(b)    The date of the Proposed Committed Borrowing is                 , 20        .

(c)    The Type of Loans comprising the Proposed Committed Borrowing is [Base Rate Loans] [Term SOFR Loans][EURIBO Rate Loans][Canadian Prime Rate Loans][CDO Rate Loans].

(d)    The aggregate amount and currency of the Proposed Committed Borrowing is [US$/€/₤/C$] [                ].

(e)    [The initial Interest Period for [Term SOFR Loans][EURIBO Rate Loans][CDO Rate Loans] made as part of the Proposed Committed Borrowing is                  month(s).]

(f)    Location and number of the Borrower’s account to which funds are to be disbursed: [                ]

Very truly yours,

[NAME OF BORROWER]

By:
Name:
Title:

EXHIBIT B-2

TO CREDIT AGREEMENT

FORM OF NOTICE OF CONVERSION/CONTINUATION

JPMorgan Chase Bank, N.A.

Loan and Agency Services Group

500 Stanton Christiana Road, NCC 5, Floor 1

Newark, DE 19713-2107

Attention: Zohaib Nazir

zohaib.nazir@chase.com

with a copy to:

JPMorgan Chase Bank, N.A.

Loan and Agency Services Group

500 Stanton Christiana Road, NCC 5, Floor 1

Newark, DE 19713-2107

Attention: Yili Xu

yili.x.xu@chase.com

[Date]

Ladies and Gentlemen:

[NAME OF BORROWER], a [                ] [corporation/limited liability company] (the “Borrower”), refers to the Credit Agreement dated as of July 8, 2022 (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among The Kraft Heinz Company, Kraft Heinz Foods Company, the other borrowers from time to time party thereto, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent. Capitalized terms used but not defined herein are being used herein as defined therein.

The Borrower hereby gives you notice, irrevocably, pursuant to Section 2.05 of the Credit Agreement that the Borrower hereby requests the Conversion or Continuation a Committed Borrowing (the “Proposed Conversion/Continuation”), and in that connection sets forth below the information relating to the Proposed Conversion/Continuation as required by Section 2.05(c) of the Credit Agreement:

(a)    The date of the Proposed Conversion/Continuation is                 , 20        .

(b)    The Committed Borrowing to which the Proposed Conversion/Continuation applies1:

Principal Amount and Currency:

[1]

If different options are being elected with respect to different portions of the Committed Borrowing, specify the portions thereof to be allocated to each resulting Committed Borrowing and specify the information in clause (c) below for each resulting Committed Borrowing.

Type:

Interest Period[2]:

(c)    Resulting Committed Borrowing:

Principal Amount and Currency:

Type:

Interest Period[3]:

Very truly yours,

[NAME OF BORROWER]

By:
Name:
Title:

[2]	In the case of a Term Benchmark Borrowing, specify the last day of the current Interest Period therefor.
[3]	If the Conversion is into, or such Continuation is as, a Term Benchmark Loan, specify the duration of the Interest Period therefor.

EXHIBIT B-3

TO CREDIT AGREEMENT

FORM OF NOTICE OF COMPETITIVE BID BORROWING

JPMorgan Chase Bank, N.A.

Loan and Agency Services Group

500 Stanton Christiana Road, NCC 5, Floor 1

Newark, DE 19713-2107

Attention: Zohaib Nazir

zohaib.nazir@chase.com

with a copy to:

JPMorgan Chase Bank, N.A.

Loan and Agency Services Group

500 Stanton Christiana Road, NCC 5, Floor 1

Newark, DE 19713-2107

Attention: Yili Xu

yili.x.xu@chase.com

[Date]

Ladies and Gentlemen:

[NAME OF BORROWER], a [                ] [ corporation/limited liability company] (the “Borrower”), refers to the Credit Agreement dated as of July 8, 2022 (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among The Kraft Heinz Company, Kraft Heinz Foods Company, the other borrowers from time to time party thereto, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent. Capitalized terms used but not defined herein are being used herein as defined therein.

The Borrower hereby gives you notice, irrevocably, pursuant to Section 2.06(b) of the Credit Agreement that the Borrower hereby requests a Competitive Bid Borrowing (the “Proposed Competitive Bid Borrowing”), and in that connection sets forth the terms on which the Proposed Competitive Bid Borrowing is requested to be made:

(a)    Date of Proposed Competitive Bid Borrowing:

(b)    Amount and Currency of Proposed Competitive Bid Borrowing:

(c)    Interest rate basis:

(d)    Day count convention:

(e)    [Interest Period] [Maturity date]:

(f)    Interest payment date(s):

(g)    Borrower’s account location:

(h)    [other terms (if any)].

The undersigned hereby confirms that the Proposed Competitive Bid Borrowing is to be made available to it in accordance with Section 2.06(e) of the Credit Agreement.

Very truly yours,

[NAME OF BORROWER]

By:
Name:
Title:

EXHIBIT C-1

TO CREDIT AGREEMENT

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor (as defined below) and the Assignee (as defined below). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex I attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the credit facility set forth below (including any Letters of Credit, Swingline Loans and Guarantees included in such credit facility) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity, in each case to the extent related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:
[a [Revolving] Lender] [an Affiliate of [Lender]]

3.	Borrower:	Kraft Heinz Foods Company and Designated Subsidiaries

4.	Administrative Agent:	JPMorgan Chase Bank, N.A., the Administrative Agent under the Credit Agreement

5.	Credit Agreement:	Credit Agreement dated as of July 8, 2022, among The Kraft Heinz Company, Kraft Heinz Foods Company, the other borrowers from time to time party thereto, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent
6.	Assigned Interest:[1]

Facility Assigned	Aggregate Amount of Commitments/Loans of the applicable Class of all Lenders	Amount of the Commitments/Loans of the applicable Class Assigned	Percentage Assigned of Aggregate Amount of Commitments/Loans of the applicable Class of all Lenders[2]
US Tranche Revolving Commitments/ US Tranche Revolving Credit Exposure	[US$]	[US$]	%
Multicurrency Tranche Revolving Commitments/ Multicurrency Tranche Revolving Credit Exposure	[US$]	[US$]	%
Term Loans	US$	US$	%
Competitive Bid Loan	[US$]	[US$]	—

Effective Date:                    , 20    [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

[1]	To comply with the minimum assignment amounts set forth in 9.07 of the Credit Agreement.
[2]	Set forth, to at least 9 decimals, as a percentage of the Term Loans or Revolving Commitment/Revolving Credit Exposure of the applicable Class of all Lenders thereunder.

2

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Name:
Title:

[Consented to and] Accepted by:

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

By:
Name:
Title:

Consented to:

[ISSUING BANK],[3] as an Issuing Bank

By:
Name:
Title:

[3]	To be included only if consent of each Issuing Bank is required under Section 9.07(a)(iv)of the Credit Agreement. Duplicate for each Issuing Bank.

3

[SWINGLINE LENDER],[4] as a Swingline Lender

By:
Name:
Title:

[Consented to:

KRAFT HEINZ FOODS COMPANY,

By:
Name:
Title:][5]

[4]	To be included only if consent of each Swingline Lender is required under Section 9.07(a)(iv) of the Credit Agreement. Duplicate for each Swingline Lender.
[5]	To be included only if the consent of the Parent Borrower is required by Section 9.07(a)(iv) of the Credit Agreement.

4

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, other than the statements, warranties or representations made by it herein, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, (iii) the financial condition of Kraft Heinz or any Borrower, or any of their Subsidiaries or other Affiliates or any other Person, (iv) any requirements under applicable law for the Assignee to become a Lender under the Credit Agreement or to charge interest at the rate set forth therein from time to time or (v) the performance or observance by Kraft Heinz or any Borrower, or any of their Subsidiaries or other Affiliates or any other Person, of any of their respective obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto.

1.2.    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it is an Eligible Assignee and satisfies the requirements specified in the Credit Agreement and under applicable law that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, and (v) it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.01 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any Arranger, the Assignor, any other Lender or any of their respective Related Parties; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any Arranger, the Assignor, any other Lender or any of their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (ii) it appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto, and (iii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

2.    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date.

3.    General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a one instrument. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Assignment and Assumption shall be deemed to include Electronic Signatures and deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. This Assignment and Assumption shall be construed in accordance with and governed by the law of the State of New York.

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EXHIBIT C-2

TO CREDIT AGREEMENT

FORM OF AFFILIATED LENDER ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor (as defined below) and the Assignee (as defined below). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex I attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the credit facility set forth below (including any Guarantees included in such facility) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity, in each case to the extent related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:	[a Lender] [an Affiliate of [Lender]]

3.	Borrower:	Kraft Heinz Foods Company

4.	Administrative Agent:	JPMorgan Chase Bank, N.A., the Administrative Agent under the Credit Agreement

5.	Credit Agreement:	Credit Agreement dated as of July 8, 2022, among The Kraft Heinz Company, Kraft Heinz Foods Company, the other borrowers from time to time party thereto, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent

6.	Assigned Interest:[1]

Facility Assigned	Aggregate Amount of Term Loans of all Term Lenders	Amount of Term Loans Assigned	Percentage Assigned of Aggregate Amount of Term Loans of all Term Lenders[2]
Term Loans	US$	US$		%

Effective Date:                , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

[1]	To comply with the minimum assignment amounts set forth in 9.07 of the Credit Agreement.
[2]	Set forth, to at least 9 decimals, as a percentage of the Term Loans of all Term Lenders thereunder.

2

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:

Name:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:

Name:
Title:

[Consented to and] Accepted by:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:

Name:
Title:

Consented to:

[Consented to:

KRAFT HEINZ FOODS COMPANY,

By:

Name:
Title:][3]

[3]	To be included only if the consent of the Parent Borrower is required by Section 9.07(a)(iv) of the Credit Agreement.

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STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, other than the statements, warranties or representations made by it herein, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, (iii) the financial condition of Kraft Heinz or any Borrower, or any of their Subsidiaries or other Affiliates or any other Person, (iv) any requirements under applicable law for the Assignee to become a Lender under the Credit Agreement or to charge interest at the rate set forth therein from time to time or (v) the performance or observance by Kraft Heinz or any Borrower, or any of their Subsidiaries or other Affiliates or any other Person, of any of their respective obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it is an Eligible Assignee and satisfies the requirements specified in the Credit Agreement and under applicable law that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, and (v) it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.01 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any Arranger, the Assignor, any other Lender or any of their respective Related Parties; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any Arranger, the Assignor, any other Lender or any of their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (ii) it appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto, (iii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, (iv) in the event that it becomes aware that the Affiliate Lender Limitation has been has been exceeded, it shall promptly notify the Administrative Agent thereof and shall, in coordination with the other Lenders that are Affiliated Lenders, promptly take such steps (including assignment and transfer of Term Loans) as shall be required to eliminate such excess and (v) it has disclosed to the assignor Lender (and, in the case of any assignments and transfers that shall have been intermediated by a third party, to the original assignor Lender in respect thereof) that it is an Affiliate Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a one instrument. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Assignment and Assumption shall be deemed to include Electronic Signatures and deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. This Assignment and Assumption shall be construed in accordance with and governed by the law of the State of New York.

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EXHIBIT D

TO CREDIT AGREEMENT

FORM OF DESIGNATION AGREEMENT

JPMorgan Chase Bank, N.A.

Loan and Agency Services Group

500 Stanton Christiana Road, NCC 5, Floor 1

Newark, DE 19713-2107

Attention: Zohaib Nazir

zohaib.nazir@chase.com

with a copy to:

JPMorgan Chase Bank, N.A.

Loan and Agency Services Group

500 Stanton Christiana Road, NCC 5, Floor 1

Newark, DE 19713-2107

Attention: Yili Xu

yili.x.xu@chase.com

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of July 8, 2022 (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among The Kraft Heinz Company, Kraft Heinz Foods Company, the other borrowers from time to time party thereto, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent. Capitalized terms used but not defined herein are being used herein as defined therein.

Please be advised that the Parent Borrower hereby designates its wholly owned Subsidiary, [Name of Subsidiary], a [                ] [corporation/limited liability company] (the “Designated Subsidiary”), as a “Designated Subsidiary” under and for all purposes of the Credit Agreement.

The Designated Subsidiary, in consideration of each Lender’s and each Issuing Bank’s agreement to extend credit to it under and on the terms and conditions set forth in the Credit Agreement, does hereby assume each of the obligations imposed upon a “Designated Subsidiary” and/or a “Borrower” under the Credit Agreement and agrees to be bound by the terms and conditions of the Credit Agreement with the same effect as if it were a signatory thereto. In furtherance of the foregoing, the Designated Subsidiary hereby represents and warrants to each Revolving Lender and each Issuing Bank as follows:

(a)    The Designated Subsidiary is a [corporation/limited liability company] duly organized, validly existing and in good standing under the laws of                     .

(b)    The execution and delivery by the Designated Subsidiary of this Designation Agreement and the Notes, if any, to be delivered by it, and the performance by the Designated Subsidiary of its obligations under this Designation Agreement, any such Notes and the Credit Agreement, are within the Designated Subsidiary’s [corporate/limited liability company] or other organizational powers, have been duly authorized by all necessary corporate or other organizational action and do not contravene (i) the Designated Subsidiary’s [charter or by-laws] or (ii) in any material respect, any law, rule, regulation or any order of any court or Governmental Authority or any material contractual restriction binding on or affecting it.

(c)    No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution and delivery by the Designated Subsidiary of this Designation Agreement or the Notes, if any, to be delivered by it or the performance by the Designated Subsidiary of its obligations under this Designation Agreement, any such Notes and the Credit Agreement.

(d)    Each of this Designation Agreement and the Notes, if any, to be delivered by the Designated Subsidiary have been or when delivered will be duly executed and delivered by the Designated Subsidiary, and each of this Designation Agreement and the Credit Agreement is, and the Notes, if any, to be delivered by the Designated Subsidiary when delivered will be, legal, valid and binding obligations of the Designated Subsidiary. enforceable against the Designated Subsidiary in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to the effect of general principles of equity (regardless of whether such enforceability is sought in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(e)    There is no pending or threatened action or proceeding affecting the Designated Subsidiary or any of its Subsidiaries before any court or other Governmental Authority or arbitrator that purports to affect the legality, validity or enforceability of this Designation Agreement, the Credit Agreement or any Note of the Designated Subsidiary.

(f)    [The information set forth in the certification regarding beneficial ownership, as required by 31 C.F.R. § 1010.230 (the “Beneficial Ownership Certification”) and delivered to the Administrative Agent on or before the date hereof, is true and correct in all respects.]12

This Designation Agreement shall be governed by, and construed in accordance with, the substantive laws of the State of New York without regard to choice of law doctrines.

[12]	To be inserted if the Designated Subsidiary qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230.

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Very truly yours,

KRAFT HEINZ FOODS COMPANY

By:
Name: Title:

[DESIGNATED SUBSIDIARY]

By:
Name: Title:

3

EXHIBIT E

TO CREDIT AGREEMENT

FORM OF NOTICE OF ISSUANCE

[Issuing Bank]

[Address]

Attention: [            ]

[email]

JPMorgan Chase Bank, N.A.

Loan and Agency Services Group

500 Stanton Christiana Road, NCC 5, Floor 1

Newark, DE 19713-2107

Attention: Zohaib Nazir

zohaib.nazir@chase.com

with a copy to:

JPMorgan Chase Bank, N.A.

Loan and Agency Services Group

500 Stanton Christiana Road, NCC 5, Floor 1

Newark, DE 19713-2107

Attention: Yili Xu

yili.x.xu@chase.com

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of July 8, 2022 (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among The Kraft Heinz Company, Kraft Heinz Foods Company, the other borrowers from time to time party thereto, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent. Capitalized terms used but not defined herein are being used herein as defined therein.

The undersigned hereby requests an [issuance][amendment][extension] of [a] [standby][commercial] Letter[s] of Credit in the currency13 and amount equal to [$]             to be dated             .14 Enclosed herewith is the related Letter of Credit Application, with the information required pursuant to Section 2.20(a) of the Credit Agreement, and the form of such Letter of Credit.

[13]	Letters of Credit requested must be denominated in US Dollars or an Alternative Currency.
[14]	Notice must be given not later than 12:00 p.m. (New York City time) on the third Business Day prior to the date of the proposed issuance of such Letter of Credit.

The beneficiary of the requested Letter of Credit will be [         ]15 and the requested Letter of Credit will have a stated expiration date of [         ]16.

[NAME OF BORROWER]
By:
Name:
Title:

[15]	Insert name and address of beneficiary.
[16]

Date to be the earlier of one year after the date of issuance or five Business Days prior to the Revolving Maturity Date (subject to certain exceptions as set forth in Section 2.20(a) of the Credit Agreement).

EXHIBIT F

TO CREDIT AGREEMENT

FORM OF NOTICE OF SWINGLINE BORROWING

[Swingline Lender]

[Address]

Attention: [            ]

Fax No. [            ]

[email]

JPMorgan Chase Bank, N.A.

Loan and Agency Services Group

500 Stanton Christiana Road, NCC 5, Floor 1

Newark, DE 19713-2107

Attention: Zohaib Nazir

zohaib.nazir@chase.com

with a copy to:

JPMorgan Chase Bank, N.A.

Loan and Agency Services Group

500 Stanton Christiana Road, NCC 5, Floor 1

Newark, DE 19713-2107

Attention: Yili Xu

yili.x.xu@chase.com

[Date]

Ladies and Gentlemen:

[NAME OF BORROWER], a [                ] [corporation/ limited liability company] (the “Borrower”), refers to the Credit Agreement dated as of July 8, 2022 (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among The Kraft Heinz Company, Kraft Heinz Foods Company, the other borrowers from time to time party thereto, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent. Capitalized terms used but not defined herein are being used herein as defined therein.

The Borrower hereby gives you notice, irrevocably, pursuant to Section 2.21(b) of the Credit Agreement that the Borrower hereby requests a Swingline Loan under the Credit Agreement, and in that connection sets forth the terms on which such Swingline Loan (the “Proposed Swingline Loan”) is requested to be made:

(a)	Date of Proposed Swingline Loan:

(b)	Amount of Proposed Swingline Loan:

(c)	Borrower’s account location and number:

The undersigned hereby confirms that the Proposed Swingline Loan is to be made available to it in accordance with Section 2.21(b) of the Credit Agreement.

Very truly yours,
[NAME OF BORROWER]

By:
Name:
Title: